FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-189017-06

October 6, 2014

Free Writing Prospectus

Structural and Collateral Term Sheet

$842,021,110
(Approximate Mortgage Pool Balance)

$727,295,000
(Offered Certificates)

Citigroup Commercial Mortgage Trust 2014-GC25
As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2014-GC25

Citigroup Global Markets Realty Corp.
Starwood Mortgage Funding I LLC
MC-Five Mile Commercial Mortgage Finance LLC
Goldman Sachs Mortgage Company
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Goldman, Sachs & Co.
Co-Lead Managers and Joint Bookrunners

Drexel Hamilton	RBS
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus, dated October 3, 2014, included as part of our registration statement (SEC File No. 333-189017) (the “Base Prospectus”), and a separate free writing prospectus, to be dated on or about October 6, 2014 (the “Free Writing Prospectus”). The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus). The Base Prospectus and the Free Writing Prospectus are available upon request from Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, or RBS Securities Inc. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives of those securities (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, or RBS Securities Inc. provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Free Writing Prospectus). See also “Legal Investment” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Class	Expected Ratings (Moody’s / Fitch / KBRA / DBRS)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass-Through Rate(3)		Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf) / AAA(sf)	$30,646,000		30.000	%(5)	[__	]%	(6)	2.87	11/14 - 9/19
Class A-2	Aaa(sf) / AAAsf / AAA(sf) / AAA(sf)	$9,763,000		30.000	%(5)	[__	]%	(6)	4.92	9/19 - 10/19
Class A-3	Aaa(sf) / AAAsf / AAA(sf) / AAA(sf)	$235,000,000		30.000	%(5)	[__	]%	(6)	9.82	7/24 - 9/24
Class A-4	Aaa(sf) / AAAsf / AAA(sf) / AAA(sf)	$248,803,000		30.000	%(5)	[__	]%	(6)	9.88	9/24 - 9/24
Class A-AB	Aaa(sf) / AAAsf / AAA(sf) / AAA(sf)	$65,202,000		30.000	%(5)	[__	]%	(6)	7.43	10/19 - 7/24
Class X-A	NR / AAAsf / AAA(sf) / AAA(sf)	$634,673,000	(8)	N/A		[__	]%	Variable IO(9)	N/A	N/A
Class X-B	NR / AA-sf / AAA(sf) / AAA(sf)	$52,626,000	(8)	N/A		[__	]%	Variable IO(9)	N/A	N/A
Class A-S(10)	Aa1(sf) / AAAsf / AAA(sf) / AAA(sf)	$45,259,000	(11)	24.625%		[__	]%	(6)(7)	9.88	9/24 - 9/24
Class B(10)	NR / AA-sf / AA(sf) / AA(sf)	$52,626,000	(11)	18.375%		[__	]%	(6)(7)	9.95	9/24 - 10/24
Class PEZ(10)	NR / A-sf / A-(sf) / A(low)(sf)	$137,881,000	(11)	13.625	%(12)	(7)		(7)	9.93	9/24 - 10/24
Class C(10)	NR / A-sf / A-(sf) / A(low)(sf)	$39,996,000	(11)	13.625	%(12)	[__	]%	(6)(7)	9.96	10/24 - 10/24

NON-OFFERED CERTIFICATES

Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA / DBRS)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass-Through Rate(3)		Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-D	NR / NR / BBB-(sf) / AAA(sf)	$49,469,000	(8)	N/A		[__	]%	Variable IO(9)	N/A	N/A
Class X-E	NR / NR / BB(sf) / AAA(sf)	$16,840,000	(8)	N/A		[__	]%	Variable IO(9)	N/A	N/A
Class X-F	NR / NR / B+(sf) / AAA(sf)	$17,893,000	(8)	N/A		[__	]%	Variable IO(9)	N/A	N/A
Class X-G	NR / NR / NR / AAA(sf)	$30,524,109	(8)	N/A		[__	]%	Variable IO(9)	N/A	N/A
Class D	NR / NR / BBB-(sf) / BBB(low)(sf)	$49,469,000		7.750%		[__	]%	(6)	9.96	10/24 - 10/24
Class E	NR / NR / BB(sf) / BB(sf)	$16,840,000		5.750%		[__	]%	(6)	9.96	10/24 - 10/24
Class F	NR / NR / B+(sf) / B(sf)	$17,893,000		3.625%		[__	]%	(6)	9.96	10/24 - 10/24
Class G	NR / NR / NR / NR	$30,524,109		0.000%		[__	]%	(6)	9.96	10/24 - 10/24
Class R(13)	NR / NR / NR / NR	N/A		N/A		N/A		N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“KBRA”) and DBRS, Inc. (“DBRS”). Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus. Moody’s, Fitch, KBRA and DBRS have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the Closing Date.

(4)
Determined assuming no prepayments prior to the maturity date of each mortgage loan and otherwise based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate specified in clause (ii), or (iv) the weighted average rate specified in clause (ii) less a specified percentage.

(7)
The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

(8)
The Class X-A, Class X-B, Class X-D, Class X-E, Class X-F and Class X-G certificates (collectively, the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A, Class X-B, Class X-D, Class X-E, Class X-F and Class X-G certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate of the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component from time to time. The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component from time to time. The notional amount of the Class X-D certificates will be equal to the certificate principal amount of the Class D certificates from time to time. The notional amount of the Class X-E certificates will be equal to the certificate principal amount of the Class E certificates from time to time. The notional amount of the Class X-F certificates will be equal to the certificate principal amount of the Class F certificates from time to time. The notional amount of the Class X-G certificates will be equal to the aggregate of the certificate principal amounts of the Class G certificates from time to time.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY (continued)

(9)
The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class B trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class D certificates, as described in the Free Writing Prospectus. The pass-through rate on the Class X-E certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class E certificates, as described in the Free Writing Prospectus. The pass-through rate on the Class X-F certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class F certificates, as described in the Free Writing Prospectus. The pass-through rate on the Class X-G certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class G certificates, as described in the Free Writing Prospectus.

(10)
The Class A-S, Class B and Class C certificates, in the applicable proportions, may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the applicable proportions of Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(11)
On the Closing Date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have initial outstanding principal balances, subject to a variance of plus or minus 5%, of $45,259,000, $52,626,000 and $39,996,000, respectively. The exchangeable certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the exchangeable certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and/or Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly. The initial certificate principal amount of each class of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates. The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange. The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the Closing Date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the Closing Date. The aggregate certificate principal amount of the offered certificates shown on the cover page of this Term Sheet includes the maximum certificate principal amount of exchangeable certificates that could be outstanding on the Closing Date, equal to $137,881,000 (subject to a variance of plus or minus 5%).

(12)
The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component, which will have an initial outstanding balance on the Closing Date of $39,996,000 (subject to a variance of plus or minus 5%).

(13)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$842,021,110
Number of Mortgage Loans	62
Number of Mortgaged Properties	99
Average Cut-off Date Mortgage Loan Balance	$13,580,986
Weighted Average Mortgage Interest Rate	4.5540%
Weighted Average Remaining Term to Maturity (months)	118
Weighted Average Remaining Amortization Term (months)(3)	351
Weighted Average Cut-off Date LTV Ratio(4)	68.9%
Weighted Average Maturity Date LTV Ratio(5)	60.5%
Weighted Average Underwritten Debt Service Coverage Ratio(6)(7)	1.58x
Weighted Average Debt Yield on Underwritten NOI(8)	10.0%
% of Mortgage Loans with Mezzanine Debt	16.5%
% of Mortgaged Properties with Single Tenants	3.1%

(1)
The Bank of America Plaza, Fenley Office Portfolio and Stamford Plaza Portfolio mortgage loans have one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF/room/unit/bed calculations presented in this Term Sheet include the related pari passu companion loans unless otherwise indicated. Additionally, with respect to the Orange Plaza Shopping Center, Front Gate Plaza, Gateway Fashion Center, Foothill Village Plaza and Pueblo Shopping Center mortgage loans, which are cross-collateralized and cross-defaulted with each other, the loan-to-value ratio, debt service coverage ratio and debt yield of those mortgage loans are presented in the aggregate unless otherwise indicated. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Excludes mortgage loans that are interest-only for the entire term.

(4)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Cut-off Date LTV Ratio.

(5)
Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to six mortgage loans, representing approximately 4.2% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized” appraised value. See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(6)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)
With respect to The Pinnacle at Bishop’s Woods mortgage loan, the Underwritten Debt Service Coverage Ratio is calculated using such mortgage loan’s non-standard amortization schedule as set forth in Annex G to the Free Writing Prospectus and is calculated based on the aggregate debt service for the 12-month period immediately succeeding the expiration of the interest-only period.

(8)
Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman, Sachs & Co.
Co-Managers:	Drexel Hamilton, LLC and RBS Securities Inc.
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$842,021,110
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Certificate Administrator:	Citibank, N.A.
Trustee:	Deutsche Bank Trust Company Americas
Operating Advisor:	Park Bridge Lender Services LLC
Pricing:	Week of October 6, 2014
Closing Date:	October 24, 2014
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in October 2014 (or, in the case of any mortgage loan that has its first due date in November 2014, the date that would have been its due date in October 2014 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or, if such 6th day is not a business day, the next business day, commencing in November 2014
Distribution Date:	The 4th business day after the Determination Date, commencing in November 2014
Interest Accrual:	The preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Free Writing Prospectus
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	October 2047
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A and Class X-B: $1,000,000 minimum); $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

TRANSACTION HIGHLIGHTS

■	$842,021,109 (Approximate) New-Issue Multi-Borrower CMBS:
—
Overview: The mortgage pool consists of 62 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $842,021,110 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $13,580,986 and are secured by 99 mortgaged properties located throughout 25 states

	—	LTV: 68.9% weighted average Cut-off Date LTV Ratio
	—	DSCR: 1.58x weighted average Underwritten Debt Service Coverage Ratio
	—	Debt Yield: 10.0% weighted average Debt Yield on Underwritten NOI
	—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:
	—	Amortization: 84.8% of the mortgage loans by Initial Pool Balance have scheduled amortization:
		–	25.0% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity
		–	59.8% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity
	—	Hard Lockboxes: 46.6% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—
Cash Traps: 91.4% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

	—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
		–	Real Estate Taxes: 59 mortgage loans representing 97.2% of the Initial Pool Balance
		–	Insurance: 48 mortgage loans representing 69.3% of the Initial Pool Balance
		–	Replacement Reserves (Including FF&E Reserves): 54 mortgage loans representing 93.0% of the Initial Pool Balance
		–	Tenant Improvements / Leasing Commissions: 37 mortgage loans representing 70.5% of the portion of the Initial Pool Balance that is secured by office, retail, industrial and mixed use properties only
	—	Predominantly Defeasance: 91.2% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:
	—	Office: 35.6% of the mortgaged properties by allocated Initial Pool Balance are office properties
	—	Retail: 26.3% of the mortgaged properties by allocated Initial Pool Balance are retail properties (15.3% are anchored retail properties)
	—	Multifamily: 16.2% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties
	—	Self Storage: 8.6% of the mortgaged properties by allocated Initial Pool Balance are self storage properties
	—	Industrial: 6.8% of the mortgaged properties by allocated Initial Pool Balance are industrial properties

■
Geographic Diversity: The 99 mortgaged properties are located throughout 25 states with only two states having greater than 10.0% of the allocated Initial Pool Balance: California (19.7%) and Texas (11.2%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citigroup Global Markets Realty Corp.	24	40	$351,286,185	41.7%
Starwood Mortgage Funding I LLC	24	32	185,569,040	22.0
MC-Five Mile Commercial Mortgage Finance LLC	8	19	183,150,884	21.8
Goldman Sachs Mortgage Company	6	8	122,015,000	14.5
Total	62	99	$842,021,110	100.0%

Ten Largest Mortgage Loans (Considering each Crossed Group as a Single Mortgage Loan)

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Units / Beds	Cut-off Date Balance Per SF / Unit / Bed	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Bank of America Plaza	$110,000,000	13.1%	Office	1,432,285	$279	2.08x	9.3%	66.1%
Multi-State Retail Portfolio	62,375,000	7.4	Retail	734,286	$85	1.64x	11.2%	67.7%
Fenley Office Portfolio	60,000,000	7.1	Office	922,903	$115	1.45x	10.2%	71.3%
The Heights at State College	59,000,000	7.0	Multifamily	849	$69,494	1.30x	7.9%	73.1%
6010 Bay Parkway	49,000,000	5.8	Office	85,178	$575	1.31x	8.5%	74.8%
Heritage Apartments	38,500,000	4.6	Multifamily	598	$64,381	1.47x	9.2%	74.5%
Iron Guard Storage Portfolio	35,700,000	4.2	Self Storage	685,353	$52	1.38x	8.7%	69.0%
The Pinnacle at Bishop's Woods	31,150,000	3.7	Office	248,175	$126	1.52x	10.0%	68.8%
Stamford Plaza Portfolio	30,000,000	3.6	Office	982,483	$275	1.38x	9.3%	63.2%
Denver Merchandise Mart	26,954,998	3.2	Mixed Use	810,000	$33	1.78x	13.9%	51.8%
Top 10 Total / Wtd. Avg.	$502,679,998	59.7%				1.59x	9.6%	68.7%
Remaining Total / Wtd. Avg.	339,341,111	40.3				1.56x	10.5%	69.1%
Total / Wtd. Avg.	$842,021,110	100.0%				1.58x	10.0%	68.9%

Pari Passu Companion Loan Summary
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Pari Passu Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling & Servicing Agreement	Master Servicer	Special Servicer
Bank of America Plaza(1)	$110,000,000	13.1%	$290,000,000	$400,000,000	WFRBS 2014-C22	Wells Fargo	CWCapital
Fenley Office Portfolio(2)	$60,000,000	7.1%	$46,000,000	$106,000,000	CGCMT 2014-GC25	Wells Fargo	Midland
Stamford Plaza Portfolio(3)	$30,000,000	3.6%	$240,000,000	$270,000,000	GSMS 2014-GC24	Midland	LNR

(1)	There are three related companion loans that are pari passu in right of payment.
(2)	There is one related companion loan that is pari passu in right of payment.
(3)	There are three related companion loans that are pari passu in right of payment.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine Debt
Mortgage Loan Name	Mortgage Loan Cut- off Date Balance	Mezzanine Debt Cut-off Date Balance	Companion Loan Cut-off Date Balance(1)	Cut-off Date Total Debt Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
Fenley Office Portfolio(2)(3)	$60,000,000	$11,000,000	$46,000,000	$117,000,000	5.42453%	71.3%	78.7%	1.45x	1.22x
The Pinnacle at Bishop’s Woods(4)(5)	$31,150,000	$5,230,000	—	$36,380,000	5.58000%	68.8%	80.4%	1.52x	1.13x
Stamford Plaza Portfolio(6)(7)	$30,000,000	(6)	$240,000,000	(6)	(7)	63.2%	—	1.38x	—
Mustang Ranch(8)	$18,000,000	$1,750,000	—	$19,750,000	5.13600%	72.0%	79.0%	1.32x	1.14x

(1)
Companion Loan Cut-off Date Balance represents (i) for the Fenley Office Portfolio mortgage loan, one pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $46,000,000 and (ii) for the Stamford Plaza Portfolio mortgage loan, three pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $240,000,00.

(2)	The related mezzanine loan is initially being held by Soma Specialty Finance LLC and is secured by the mezzanine borrower’s ownership interest in the related mortgage borrower.
(3)
The related mortgage loan documents permit an affiliate of the borrower to acquire the entire outstanding related mezzanine loan at any time on or after August 1, 2021, provided that (i) no event of default exists under the related mortgage loan documents and (ii) the purchaser executes and delivers a subordination and standstill agreement acceptable to the lender and the rating agencies pursuant to which such purchaser is prohibited from exercising any rights or remedies under the related mezzanine loan for so long as any portion of the related mortgage loan is outstanding.

(4)
The related mezzanine loan is initially being held by RAIT Partnership, L.P., or its affiliate and is secured by the mezzanine borrower’s interests in the sole members of the related mortgage borrowers.

(5)
The Pinnacle at Bishop’s Woods Cut-off Date Mortgage Loan UW NCF DSCR and Cut-off Date Total Debt UW NCF DSCR are calculated using the mortgage loan’s non-standard amortization schedule (as set forth in Annex G to the Free Writing Prospectus) and the related mezzanine loan’s non-standard amortization schedule, as applicable, and are calculated based on the aggregate debt service for the 12-month period immediately succeeding the expiration of the interest-only period.

(6)
Affiliates of the borrowers have five outstanding junior mezzanine loans (the “Stamford Plaza Mezzanine Loans”). Two of the Stamford Plaza Mezzanine Loans are currently owned by affiliates of the borrowers, another two of the Stamford Plaza Mezzanine Loans are majority owned by affiliates of the borrowers, and the remaining Stamford Plaza Mezzanine Loan is owned by an affiliate of the borrower who has pledged its Interest in such Stamford Plaza Mezzanine Loan to Westdeutsche Immobilienbank Mainz (“WIB”) as security for another subordinate loan with an equal balance. The Stamford Plaza Mezzanine Loans are secured by the direct or indirect equity interests in such borrower affiliates. The Stamford Plaza Mezzanine Loans have an aggregate original principal balance and a Cut-off Date principal balance of $390,000,000, of which approximately $276,400,000 is owned by or participated to affiliates of the borrowers, approximately $50,000,000 is owned by an affiliate but pledged to WIB as discussed above and approximately $63,600,000 is owned by or participated to non-affiliates. With respect to each of the Stamford Plaza Mezzanine Loans, the related mezzanine lenders have entered into subordination and standstill agreements with the mortgage lender. See “Risk Factors—Other Financings or Ability To Incur Other Financings Entails Risk” in the Free Writing Prospectus and “Stamford Plaza Portfolio—Mezzanine Indebtedness” in this Term Sheet.

(7)
The Stamford Plaza Mezzanine Loans, which have been incurred by affiliates of the related borrowers and borrowers under unrelated loans and are either owned or majority owned by affiliates of the related borrowers, are in the respective principal amounts of $50,000,000, $100,000,000, $100,000,000, $100,000,000 and $40,000,000, and bear interest at LIBOR plus 1.50%, LIBOR plus 2.25%, LIBOR plus 2.50%, LIBOR plus 3.75% and 15.00% fixed, respectively.

(8)	The related mezzanine loan is initially being held by GS Commercial Real Estate LP and is secured by the mezzanine borrower’s ownership interest in the related mortgage borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
Bank of America Plaza	CGMRC	Los Angeles	CA	Office	$110,000,000	13.1%	MSC 2004-HQ4
Denver Merchandise Mart	CGMRC	Denver	CO	Mixed Use	$26,954,998	3.2%	CCAO 3A
Orange Plaza Shopping Center	SMF I	Redlands	CA	Retail	$20,625,000	2.4%	MSC 2006-IQ11
Front Gate Plaza	SMF I	Lancaster	CA	Retail	$13,750,000	1.6%	MSC 2005-IQ10
Pinnacle II	CGMRC	Brookfield	WI	Office	$13,183,000	1.6%	JPMCC 2005-LDP4
Amberly Village Townhomes	SMF I	Garland	TX	Multifamily	$11,700,000	1.4%	CSFB 2005-C4
Foothill Village Plaza	SMF I	Rancho Cucamonga	CA	Retail	$10,500,000	1.2%	CGCMT 2005-C3
Mason Village	CGMRC	Katy	TX	Retail	$10,500,000	1.2%	GECMC 2000-1
Pinnacle III	CGMRC	Brookfield	WI	Office	$10,360,000	1.2%	JPMCC 2005-LDP4
Smyrna Shopping Center	MC-FiveMile	Smyrna	DE	Retail	$10,100,000	1.2%	BSCMS 2005-PWR8
Arrowhead Properties	MC-FiveMile	Maumee	OH	Office	$9,812,725	1.2%	RAITF 2013-FL1
Two Stamford Plaza	CGMRC	Stamford	CT	Office	$8,511,236	1.0%	BALL 2007-BMB1
Douglas Square Retail Center	SMF I	Lee's Summit	MO	Retail	$7,750,000	0.9%	CGCMT 2004-C2
Pinnacle I	CGMRC	Brookfield	WI	Office	$7,607,000	0.9%	JPMCC 2005-LDP4
Four Stamford Plaza	CGMRC	Stamford	CT	Office	$7,366,573	0.9%	BALL 2007-BMB1
One Stamford Plaza	CGMRC	Stamford	CT	Office	$7,099,719	0.8%	BALL 2007-BMB1
Three Stamford Plaza	CGMRC	Stamford	CT	Office	$7,022,472	0.8%	BALL 2007-BMB1
Simply Self Storage - Jackson Road	SMF I	Ann Arbor	MI	Self Storage	$6,695,000	0.8%	JPMCC 2011-C4
Prescott Valley Shopping Center	MC-FiveMile	Prescott Valley	AZ	Retail	$6,488,159	0.8%	BACM 2004-5
Beck Business Center Phase I	CGMRC	Wixom	MI	Industrial	$5,840,308	0.7%	CSMC 2006-C4
Iron Guard Storage - Webster	MC-FiveMile	Webster	TX	Self Storage	$5,680,000	0.7%	MLCFC 2006-2
Beltline Industrial	CGMRC	Irving	TX	Industrial	$4,583,995	0.5%	RAITF 2013-FL1
Hudson Plaza II	CGMRC	Fayetteville	GA	Retail	$3,947,472	0.5%	SBM7 1999-C1
Iron Guard Storage - Katy	MC-FiveMile	Katy	TX	Self Storage	$3,750,000	0.4%	MLCFC 2006-2
Simply Self Storage - Westland	SMF I	Westland	MI	Self Storage	$3,480,000	0.4%	JPMCC 2011-C4
6420 Richmond Avenue	SMF I	Houston	TX	Office	$3,150,000	0.4%	JPMCC 2007-LD11
Hartland Village Shopping Center	SMF I	Lexington	KY	Retail	$3,071,221	0.4%	GCCFC 2005-GG3
Fig Leaf Plaza	CGMRC	Fresno	CA	Retail	$2,247,271	0.3%	CSFB 2005-C1
Simply Self Storage - Danville	SMF I	Danville	IL	Self Storage	$1,575,000	0.2%	LBUBS 2004-C8

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

COLLATERAL OVERVIEW (continued)

   Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	23	$300,112,725	35.6%	1.66x	68.7%	9.5%
CBD	6	147,358,491	17.5	1.91x	65.8%	9.3%
General Suburban	16	103,754,234	12.3	1.49x	70.0%	10.3%
Medical	1	49,000,000	5.8	1.31x	74.8%	8.5%
Retail	27	$221,693,696	26.3%	1.59x	68.8%	10.4%
Anchored	12	128,972,903	15.3	1.63x	66.8%	10.5%
Shadow Anchored	6	38,778,721	4.6	1.47x	73.4%	9.6%
Unanchored	6	37,796,936	4.5	1.61x	70.4%	10.8%
Regional Mall	1	10,500,000	1.2	1.64x	67.7%	11.2%
Single Tenant Retail	2	5,645,135	0.7	1.44x	73.4%	9.2%
Multifamily	7	$136,091,064	16.2%	1.37x	73.4%	8.6%
Student Housing	5	119,400,000	14.2	1.36x	73.3%	8.5%
Garden	2	16,691,064	2.0	1.40x	73.8%	9.4%
Self Storage	26	$72,554,077	8.6%	1.50x	68.9%	9.5%
Industrial	9	$57,315,323	6.8%	1.53x	68.2%	10.9%
Flex	5	36,724,303	4.4	1.53x	71.7%	10.9%
Warehouse/Distribution	3	18,200,000	2.2	1.56x	62.7%	10.2%
Warehouse	1	2,391,021	0.3	1.34x	55.6%	16.2%
Mixed Use	3	$28,725,536	3.4%	1.76x	52.2%	13.7%
Trade Mart/Exhibition Hall	1	26,954,998	3.2	1.78x	51.8%	13.9%
Retail/Self Storage	2	1,770,538	0.2	1.46x	59.0%	10.6%
Hospitality	3	$23,134,684	2.7%	1.38x	73.1%	12.1%
Limited Service	3	23,134,684	2.7	1.38x	73.1%	12.1%
Manufactured Housing	1	$2,394,005	0.3%	5.61x	16.3%	35.3%
Total / Wtd. Avg.	99	$842,021,110	100.0%	1.58x	68.9%	10.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
California	7	$166,216,887	19.7%	$694,700,000	32.6%	$43,045,665	31.1%
Texas	11	94,078,995	11.2	127,920,000	6.0	9,255,074	6.7
Pennsylvania	3	65,367,464	7.8	91,075,000	4.3	5,443,702	3.9
Kentucky(3)	12	63,071,221	7.5	152,700,000	7.2	11,187,528	8.1
Ohio	3	53,050,724	6.3	71,750,000	3.4	5,216,901	3.8
Wisconsin	6	49,020,135	5.8	69,050,000	3.2	4,878,815	3.5
New York	1	49,000,000	5.8	65,500,000	3.1	4,149,394	3.0
Michigan	10	38,445,308	4.6	53,750,000	2.5	3,586,599	2.6
Arizona	6	37,539,664	4.5	67,440,000	3.2	4,458,935	3.2
Colorado	3	37,354,998	4.4	66,230,000	3.1	4,727,738	3.4
Connecticut	4	30,000,000	3.6	427,200,000	20.1	25,209,946	18.2
Oregon	1	21,500,000	2.6	35,900,000	1.7	2,239,184	1.6
Georgia	7	19,539,408	2.3	29,780,000	1.4	2,132,390	1.5
Hawaii	1	18,000,000	2.1	28,000,000	1.3	1,426,983	1.0
Louisiana	2	16,209,684	1.9	21,700,000	1.0	1,958,944	1.4
Tennessee	8	15,735,558	1.9	26,590,000	1.2	1,627,214	1.2
North Carolina	4	13,216,064	1.6	19,360,000	0.9	1,288,490	0.9
North Dakota	1	10,500,000	1.2	19,900,000	0.9	2,230,909	1.6
Delaware	1	10,100,000	1.2	13,700,000	0.6	992,561	0.7
Nevada	2	8,450,000	1.0	11,680,000	0.5	776,513	0.6
Missouri	1	7,750,000	0.9	10,350,000	0.5	721,707	0.5
Mississippi	1	6,925,000	0.8	10,000,000	0.5	828,779	0.6
Washington	1	4,925,000	0.6	6,460,000	0.3	415,323	0.3
Virginia	2	4,450,000	0.5	6,600,000	0.3	379,397	0.3
Illinois	1	1,575,000	0.2	2,100,000	0.1	137,892	0.1
Total	99	$842,021,110	100.0%	$2,129,435,000	100.0%	$138,316,583	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)
The Appraised Value used for the Fenley Office Portfolio mortgaged properties is based on the “as-is” portfolio value of $148,600,000. The aggregate appraised “as-is” value of the mortgaged properties on an individual basis is $139,450,000.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

Distribution of Cut-off Date Balances
			% of
	Number of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool
Balances ($)	Loans	Balance	Balance
1,575,000 - 4,999,999	21	$69,042,736	8.2%
5,000,000 - 9,999,999	18	126,883,375	15.1
10,000,000 - 14,999,999	8	89,965,000	10.7
15,000,000 - 19,999,999	4	73,700,000	8.8
20,000,000 - 29,999,999	3	69,079,998	8.2
30,000,000 - 49,999,999	5	184,350,000	21.9
50,000,000 - 69,999,999	2	119,000,000	14.1
70,000,000 - 110,000,000	1	110,000,000	13.1
Total	62	$842,021,110	100.0%

Distribution of Underwritten DSCRs(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Range of UW DSCR (x)	Loans	Balance	Balance
1.28 - 1.37	13	$175,734,541	20.9%
1.38 - 1.47	18	255,398,407	30.3
1.48 - 1.57	13	113,585,502	13.5
1.58 - 1.67	9	116,258,946	13.8
1.68 - 1.77	3	28,361,936	3.4
1.78 - 1.87	1	26,954,998	3.2
1.88 - 1.97	1	6,488,159	0.8
1.98 - 5.61	4	119,238,620	14.2
Total	62	$842,021,110	100.0%
(1) See footnotes (1), (6) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Amortization Type	Loans	Balance	Balance
Interest Only, Then
Amortizing(2)	33	$503,702,500	59.8%
Amortizing (30 Years)	19	140,518,376	16.7
Interest Only	2	128,000,000	15.2
Amortizing (25 Years)	4	44,274,529	5.3
Amortizing (20 Years)	3	23,134,684	2.7
Amortizing (15 Years)	1	2,391,021	0.3
Total	62	$842,021,110	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date.
(2) Original partial interest only periods range from 12 to 72 months.

Distribution of Lockboxes
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Lockbox Type	Loans	Balance	Balance
Hard	14	$392,128,879	46.6%
Springing	39	392,037,172	46.6
None	8	53,271,064	6.3
Soft Springing	1	4,583,995	0.5
Total	62	$842,021,110	100.0%

Distribution of Cut-off Date LTV Ratios(1)
			% of
	Number of		Initial
Range of Cut-off	Mortgage	Cut-off Date	Pool
Date LTV (%)	Loans	Balance	Balance
16.3 - 44.9	2	$4,488,620	0.5%
45.0 - 49.9	1	6,488,159	0.8
50.0 - 54.9	1	26,954,998	3.2
55.0 - 59.9	4	37,141,021	4.4
60.0 - 64.9	5	74,587,244	8.9
65.0 - 69.9	13	264,122,271	31.4
70.0 - 74.9	29	395,056,296	46.9
75.0 - 75.3	7	33,182,500	3.9
Total	62	$842,021,110	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
			% of
	Number of		Initial
Range of Maturity	Mortgage	Cut-off Date	Pool
Date LTV (%)	Loans	Balance	Balance
13.2 - 39.9	5	$40,322,798	4.8%
40.0 - 44.9	2	13,175,000	1.6
45.0 - 49.9	4	43,549,991	5.2
50.0 - 54.9	4	32,738,000	3.9
55.0 - 59.9	14	151,978,738	18.0
60.0 - 64.9	16	204,148,946	24.2
65.0 - 69.5	17	356,107,635	42.3
Total	62	$842,021,110	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Loan Purpose	Loans	Balance	Balance
Refinance	43	$668,101,417	79.3%
Acquisition	16	114,828,672	13.6
Recapitalization/Refinance	1	38,500,000	4.6
Recapitalization/Acquisition	1	18,200,000	2.2
Recapitalization	1	2,391,021	0.3
Total	62	$842,021,110	100.0%

Distribution of Mortgage Interest Rates
			% of
	Number of		Initial
Range of Mortgage	Mortgage	Cut-off Date	Pool
Interest Rates (%)	Loans	Balance	Balance
4.0500 - 4.2499	2	$131,500,000	15.6%
4.2500 - 4.4999	15	210,500,275	25.0
4.5000 - 4.7499	21	221,787,677	26.3
4.7500 - 4.9999	18	231,749,896	27.5
5.0000 - 5.2499	5	44,658,263	5.3
5.2500 - 5.4000	1	1,825,000	0.2
Total	62	$842,021,110	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

Distribution of Debt Yield on Underwritten NOI(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage	Cut-off Date	Pool
Underwritten NOI (%)	Loans	Balance	Balance
7.9 - 8.9	14	$229,962,500	27.3%
9.0 - 9.9	15	255,970,135	30.4
10.0 - 10.9	11	184,878,738	22.0
11.0 - 11.9	10	89,283,306	10.6
12.0 - 12.9	6	36,853,632	4.4
13.0 - 13.9	1	26,954,998	3.2
14.0 - 14.9	2	11,238,159	1.3
15.0 - 35.3	3	6,879,641	0.8
Total	62	$842,021,110	100.0%
(1) See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage	Cut-off Date	Pool
Underwritten NCF (%)	Loans	Balance	Balance
7.8 - 8.9	23	$454,112,500	53.9%
9.0 - 9.9	18	220,098,874	26.1
10.0 - 10.9	13	111,611,338	13.3
11.0 - 11.9	2	11,125,599	1.3
12.0 - 12.9	2	29,346,019	3.5
13.0 - 13.9	2	11,238,159	1.3
14.0 - 34.3	2	4,488,620	0.5
Total	62	$842,021,110	100.0%
(1) See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
			% of
Original Partial	Number of		Initial
Interest Only	Mortgage	Cut-off Date	Pool
Period (months)	Loans	Balance	Balance
12 - 24	10	$118,165,000	14.0%
25 - 36	6	$155,850,000	18.5%
37 - 48	1	$7,000,000	0.8%
49 - 60	15	$203,187,500	24.1%
61 - 72	1	$19,500,000	2.3%

Distribution of Original Terms to Maturity
			% of
	Number of		Initial
Original Term to	Mortgage	Cut-off Date	Pool
Maturity (months)	Loans	Balance	Balance
60	2	$8,570,135	1.0%
120	60	833,450,974	99.0
Total	62	$842,021,110	100.0%

Distribution of Remaining Terms to Maturity
			% of
Range of Remaining	Number of		Initial
Terms to Maturity	Mortgage	Cut-off Date	Pool
(months)	Loans	Balance	Balance
59 - 60	2	$8,570,135	1.0%
117 - 120	60	833,450,974	99.0
Total	62	$842,021,110	100.0%

Distribution of Original Amortization Terms(1)
			% of
Range of Original	Number of		Initial
Amortization	Mortgage	Cut-off Date	Pool
Terms (months)	Loans	Balance	Balance
Interest Only	2	$128,000,000	15.2%
180	1	2,391,021	0.3
240	3	23,134,684	2.7
300	5	47,424,529	5.6
360	51	641,070,876	76.1
Total	62	$842,021,110	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of			% of
Remaining	Number of		Initial
Amortization	Mortgage	Cut-off Date	Pool
Terms (months)	Loans	Balance	Balance
Interest Only	2	$128,000,000	15.2%
179 - 240	4	25,525,705	3.0
241 - 300	5	47,424,529	5.6
301 - 360	51	641,070,876	76.1
Total	62	$842,021,110	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
			% of
	Number of		Initial
Prepayment	Mortgage	Cut-off Date	Pool
Provision	Loans	Balance	Balance
Defeasance	52	$767,726,366	91.2%
Yield Maintenance	9	69,544,744	8.3
Yield Maintenance
or Defeasance	1	4,750,000	0.6
Total	62	$842,021,110	100.0%

Distribution of Escrow Types
	Number		% of
	of		Initial
	Mortgage	Cut-off Date	Pool
Escrow Type	Loans	Balance	Balance
Real Estate Tax	59	$818,375,974	97.2%
Replacement Reserves(1)	54	$783,437,354	93.0%
Insurance	48	$583,534,990	69.3%
TI/LC(2)	37	$431,981,606	70.5%
(1) Includes mortgage loans with FF&E reserves.
(2) Percentage of total office, retail, industrial and mixed use properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)
Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Home Center Village	Retail	$4,750,000	0.6%	60	2.24x	14.6%	66.4%
BMO Harris Bank Branch	Retail	$3,820,135	0.5%	59	1.51x	9.5%	74.9%

(1)
The table above presents the mortgage loans whose balloon payments would be applied to pay down the aggregate principal balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of certificates, including the Class A-2 certificates evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Free Writing Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW

Distributions
On each distribution date, funds available for distribution from the mortgage loans, net of specified expenses of the issuing entity and net of yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.     Class A-1, A-2, A-3, A-4, A-AB, X-A, X-B, X-D, X-E, X-F and X-G certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-D, Class X-E, Class X-F and Class X-G certificates, up to, and pro rata, in accordance with their respective interest entitlements.
2.     Class A-1, A-2, A-3, A-4, and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Free Writing Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, then (vi) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above.  However, if the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).
3.     Class A-1, A-2, A-3, A-4 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amounts of those classes, together with interest at their respective pass-through rates.
4.     Class A-S and Class PEZ certificates: (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.
5.     Class B and Class PEZ certificates:  (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)
6.     Class C and Class PEZ certificates:  (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.     Class D certificates:  (i) first, to interest on Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of that class, together with interest at its pass-through rate.

8.     After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-D, Class X-E, Class X-F, Class X-G, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class E, Class F and Class G certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class D, Class E, Class F and Class G certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class or trust component on such Distribution Date. On each Distribution Date, any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero: first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); sixth, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); seventh, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans.  The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate principal amount of the Class D certificates resulting from allocations of losses realized on the mortgage loans.  The notional amount of the Class X-E certificates will be reduced to reflect reductions in the certificate principal amount of the Class E certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-F certificates will be reduced to reflect reductions in the certificate principal amount of the Class F certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-G certificates will be reduced to reflect reductions in the certificate principal amount of the Class G certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class B trust component (and correspondingly the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to  the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D and Class X-B certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X and Exchangeable Certificates) and trust components (and, therefore, the applicable classes of Exchangeable Certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust components in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X and Exchangeable Certificates) and/or trust component (and thus the applicable classes of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X and Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one.  However, if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero, and if such discount rate is greater than or equal to the mortgage loan rate described in the preceding sentence, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-D, Class X-E, Class X-F, Class X-G, Class E, Class F, Class G or Class R certificates.  Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the serviced loans, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur.

Serviced Loans / Outside Serviced Mortgage Loans
Each of the Bank of America Plaza loan combination and the Stamford Plaza Portfolio loan combination constitutes an “outside serviced loan combination” and each related mortgage loan constitutes an “outside serviced mortgage loan.”  The Fenley Office Portfolio loan combination constitutes a “serviced loan combination,” the related mortgage loan constitutes a “serviced mortgage loan” and the related companion loan constitutes a “serviced companion loan.” All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” and all of the serviced mortgage loans, together with any serviced companion loans, are sometimes referred to in this Term Sheet as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the CGCMT 2014-GC25 pooling and servicing agreement.  See “—Loan Combinations” below.

Appraisal Reduction Amounts
An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan (or serviced loan combination, if applicable) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Free Writing Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan.  In general, any appraisal reduction amount calculated with respect to a loan combination will be allocated to the related mortgage loan and companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances.  In the case of an outside serviced mortgage loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement (as discussed under “—Loan Combinations” below).  As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Exchangeable Certificates and Class R certificates) and/or trust components then outstanding (i.e., first to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-D, Class X-E, Class X-F and Class X-G certificates). In general, a serviced mortgage loan (or serviced loan combination, if applicable) will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a serviced loan that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans
There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. If a serviced mortgage loan that is part of a serviced loan combination (if any) becomes a defaulted mortgage loan, and if the special servicer decides to sell such defaulted mortgage loan, then the special servicer will be required to sell the related serviced companion loan together with such defaulted mortgage loan as a single whole loan. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination (as discussed under “-Loan Combinations” below) pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a sufficiently defaulted mortgage loan thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related companion loan(s) as one whole loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components and the notional amounts of the Class X-A and Class X-B certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders (by certificate principal amount).  The controlling class is the most subordinate class of the Class F and Class G certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reduction amounts allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates, or if no such class meets the preceding requirement, then the Class F certificates will be the controlling class. See “The Pooling and Servicing Agreement—Directing Holder” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that one or more entities managed by Eightfold Real Estate Capital Fund III, L.P or one of its affiliates will be the initial holder of a majority of the controlling class certificates by certificate principal amount and is expected to appoint Eightfold Real Estate Capital Fund III, L.P or one of its affiliates to be the initial Controlling Class Representative.

Control Termination Event
A “Control Termination Event” will occur when no class of the Class F and Class G certificates has an outstanding certificate principal amount as notionally reduced by any appraisal reduction amounts allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates or when a Control Termination Event is deemed to have occurred pursuant to the terms of the pooling and servicing agreement.

Consultation Termination Event
A “Consultation Termination Event” will occur when no Class of the Class F and Class G certificates has an outstanding certificate principal amount, without regard to the allocation of any appraisal reduction amounts, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates or when a Consultation Termination Event is deemed to have occurred pursuant to the terms of the pooling and servicing agreement.

Control/Consultation Rights
So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to have consent and consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced loan and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until the occurrence of a Consultation Termination Event, all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions in which it previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

Following the occurrence and during the continuation of a Consultation Termination Event, all rights of the Controlling Class Representative will terminate.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights (continued)
If at any time that the current holder of the Controlling Class (or its designee) or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificateholder (or beneficial owner) of at least a majority of the controlling class by certificate principal amount and the certificate administrator has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate administrator receives either such notice.

With respect to an outside serviced loan combination, the controlling class representative will have limited consultation rights, and the applicable outside controlling class representative pursuant to the related outside servicing agreement will have consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Free Writing Prospectus.

Loan Combinations
The Bank of America Plaza mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $110,000,000 and represents approximately 13.1% of the Initial Pool Balance, and has three related companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $290,000,000.  One companion loan was contributed to the mortgage pool backing the WFRBS Commercial Mortgage Trust 2014-C22, Commercial Mortgage Pass-Through Certificates, Series 2014-C22 (referred to in this Term Sheet as the “WFRBS 2014-C22 certificates”).  One companion loan was contributed to the mortgage pool backing the WFRBS Commercial Mortgage Trust 2014-C23, Commercial Mortgage Pass-Through Certificates, Series 2014-C23.  One companion loan is currently held by Citigroup Global Markets Realty Corp. and is expected to be included in one or more future commercial mortgage loan securitizations.  The Bank of America Plaza mortgage loan and the related companion loans are being serviced pursuant to the pooling and servicing agreement governing the issuance of the WFRBS 2014-C22 certificates (referred to in this Term Sheet as the “WFRBS 2014-C22 pooling and servicing agreement”), pursuant to which Wells Fargo Bank, National Association is acting as master servicer and CWCapital Asset Management LLC is acting as special servicer.

The Fenley Office Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $60,000,000 and represents approximately 7.1% of the Initial Pool Balance, and has one related companion loan with an outstanding principal balance as of the Cut-off Date of $46,000,000.  The Fenley Office Portfolio companion loan is currently held by Citigroup Global Markets Realty Corp. and is expected to be included in one or more future commercial mortgage loan securitizations.  The Fenley Office Portfolio mortgage loan and the related companion loan are being serviced pursuant to the CGCMT 2014-GC25 pooling and servicing agreement and the related co-lender agreement.  The Fenley Office Portfolio companion loan is referred to in this Term Sheet as a “serviced companion loan” and, together with the Fenley Office Portfolio mortgage loan, as a “serviced loan combination”.

The Stamford Plaza Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $30,000,000 and represents approximately 3.6% of the Initial Pool Balance, and has three related companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $240,000,000.  Two companion loans were contributed to the mortgage pool backing the GS Mortgage Securities Trust 2014-GC24, Commercial Mortgage Pass-Through Certificates, Series 2014-GC24 (referred to in this Term Sheet as the “GSMS 2014-GC24 certificates”).  One companion loan was contributed to the mortgage pool backing the WFRBS 2014-C22 certificates.  The Stamford Plaza Portfolio mortgage loan and the related companion loans are being serviced pursuant to the pooling and servicing agreement governing the issuance of the GSMS 2014-GC24 certificates (referred to in this Term Sheet as the “GSMS 2014-GC24 pooling and servicing agreement”), pursuant to which Midland Loan Services, a Division of PNC Bank, National Association is acting as master servicer and LNR Partners, LLC is acting as special servicer.

Each of the Bank of America Plaza mortgage loan and the Stamford Plaza Portfolio mortgage loan is referred to in this Term Sheet as an “outside serviced mortgage loan”, and an outside serviced mortgage loan, together with the related companion loan, is referred to in this Term Sheet as an “outside serviced loan combination”. Each of the WFRBS 2014-C22 pooling and servicing agreement and the GSMS 2014-GC24 pooling and servicing agreement is referred to in this Term Sheet (in each case, with respect to the applicable outside serviced mortgage loan) as an “outside servicing agreement”. Each of the controlling class representative under the WFRBS 2014-C22 securitization and the controlling class representative under the GSMS 2014-GC24 securitization is referred to in this Term Sheet (in each case, with respect to the applicable outside serviced mortgage loan) as an “outside controlling class representative”.  See “Description of the Mortgage Pool – The Loan Combinations” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Loan Combinations (continued)
Accordingly, all decisions, consents, waivers, approvals and other actions on the part of the holders of an outside serviced mortgage loan and the related companion loan(s) will be effected in accordance with the related outside servicing agreement and the related co-lender agreement. Consequently, the servicing provisions described in this Term Sheet will generally not be applicable to an outside serviced mortgage loan, but instead the servicing and administration of an outside serviced mortgage loan will be governed by the related outside servicing agreement.

Servicing Standard
Each of the serviced loans, will be serviced by the master servicer and the special servicer pursuant to the terms of the pooling and servicing agreement. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders as a collective whole as if such certificateholders constituted a single lender.  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

 “Calculation Rate” means:

for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event, the special servicer (with respect to all of the serviced loans) may be removed and replaced by the controlling class representative with or without cause at any time.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) may request a vote to replace the special servicer with respect to the serviced loans. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class R certificates) , or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates (as defined under “Certain Definitions” below) vote affirmatively to so replace (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “Class” for such purpose).

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (with respect to all of the serviced loans) resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Non-Reduced Certificates (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “Class” for such purpose) vote affirmatively to so replace.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Servicing Compensation
Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related serviced mortgage loan (or serviced loan combination, if applicable) (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan (or serviced loan combination, if applicable) but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer.  Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan (or serviced loan combination, if applicable) will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan (or serviced loan combination, if applicable) or related REO property; provided, that if the serviced mortgage loan (or serviced loan combination, if applicable) ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan (or serviced loan combination, if applicable) ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan (or serviced loan combination, if applicable) ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified loan combination, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (or serviced loan combination, if applicable) (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan (or serviced loan combination, if applicable), and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Operating Advisor
Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights.  After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:
—  all special notices delivered
—  summaries of final asset status reports
—  all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates
—  an “Investor Q&A Forum” and a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than four (4) months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized,” “as repaired,” “hypothetical,” or “as renovated” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to the Fenley Office Portfolio mortgage loan, the appraised value is the appraiser’s “as-is” value of $148,600,000 which represents the appraised value for the Fenley Office Portfolio as a whole and not the sum of the appraised values for each of the eleven individual Fenley Office Portfolio mortgaged properties.  For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” or “as renovated” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. With respect to the Mustang Ranch mortgage loan, the appraised value is based on the “as stabilized” appraised value of $25,000,000 as the “as stabilized” date has passed and the “as stabilized” conditions have been met. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality, multifamily and manufactured community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates)(considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTAIN DEFINITIONS (continued)

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced loan combination, any class of securities backed by the related serviced companion loan). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality, multifamily and manufactured housing community properties are considered to have a soft lockbox if credit card receivables and cash or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■
“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.  The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or loan combination, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, month-to-month leases (based on current rent roll and annualized), in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material, and in certain cases contractual rent increases generally within 15 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases or rent decreases during the term of the related mortgage loan, Underwritten Revenues were based on the average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

BANK OF AMERICA PLAZA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

BANK OF AMERICA PLAZA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

BANK OF AMERICA PLAZA

Echo Park
Echo Park Lake
Barlow Respiratory Hospital
Dodger Stadium
Pasadena Fwy
Radio Hill Gardens
Temple St
101
Historic Filipinotown
Silver Lake Medical Ctr.
Hollywood Fwy
Sunset Blvd
Stadium Way
Chavez Ravine
Metro Gold Line
Los Angeles State Historic Park
Main St
Spring St
Alvarado St
Glendale Blvd
Court St
110
Old Chinatown Central Plaza
Chinatown
3rd St
St. Vincent Medical Ctr.
Beverly Blvd
Alpine St
LOS ANGELES
Metrolink
Los Angeles River
1st St
2nd St
Harbor Fwy
Figueroa St
Cesar Chavez Ave
Hill St
Broadway
Vignes St
MacArthur Park
Westlake
Bank of America Plaza
333 South Hope Street
Los Angeles, CA 90071
Cathedral of Our Lady of The Angels
Metro
LA Dept. of Water & Power
LA Opera
Temple St
Bunker Hill
Stanley Mosk Courthouse
US Courthouse
LA Union Station
Union Station
Macy St
Metro Red/Purple Lines
Good Samaritan Hospital
6th St
The Westin Bonaventure Hotel
Walt Disney Concert Hall
Grand Ave
Santa Ana Fwy
Wilshire Blvd
7th St
8th St
Financial District
Museum of Contemporary Art
Civic Center
LA City Hall
James Wood Blvd
Wells Fargo Center
Civic Center
Royball Federal Bldg
Little Tokyo
Center St
Mission Rd
Loyola Law School
Figueroa at Wilshire
US Bank Tower
400 Hope
LA Central Library
Olympic Blvd
777 Figueroa
Metro Center
Pershing Square
4th St
Gallery Row
San Pedro St
Metro Gold Line
1st St
Pico/Aliso
The Los Angeles Theatre Center
Southern California Inst. of Architecture
Ritz-Carlton Los Angeles
Flower St
Hope St
5th St
3rd St
Arts District
Nokia Theatre, LA Live
Pico Blvd
Jewelry District
Downtown
4th St
Santa Fe Ave
Staples Center
Blue, Expo Lines
Fashion Institute of Design & Merchandising
9th St
Main St
Wall St
San Julian St
Central Ave
Alameda St
Los Angeles Convention Center
Pico
California Market Center
South Park
Palmetto St
6th St
10
California Hospital Medical Ctr.
Pico Blvd
Fashion District
Olympic Blvd
Venice Blvd
Industrial St
7th St
Harbor Fwy
Figueroa St
Grand
Los Angeles Technical Trade College
Washington Blvd
Metro Blue Line
Santa Monica Fwy
23rd St
Orthopaedic Institute for Children
San Pedro
Central Ave
Grand Ave
Broadway
Main St
San Pedro St
Jefferson Blvd
22nd St
Santa Clarita
San Gabriel Mts
Simi Valley
Thousand Oaks
Santa Monica Mts
Burbank
Glendale
Pasadena
LOS ANGELES
Santa Monica
Pacific Ocean
Torrance
Anaheim
Long Beach
Huntington Beach

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

BANK OF AMERICA PLAZA

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Los Angeles, California	Cut-off Date Principal Balance(2)	$110,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)	$279.27
Size (SF)	1,432,285	Percentage of Initial Pool Balance	13.1%
Total Occupancy as of 8/19/2014	89.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/19/2014	89.5%	Type of Security	Fee Simple
Year Built / Latest Renovation	1974 / 2009	Mortgage Rate	4.0500%
Appraised Value	$605,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$63,011,458
Underwritten Expenses	$25,626,454	Escrows
Underwritten Net Operating Income (NOI)	$37,385,004	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$34,233,977	Taxes	$4,151,842	$518,981
Cut-off Date LTV Ratio(1)	66.1%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	66.1%	Replacement Reserves	$0	$23,871
DSCR Based on Underwritten NOI / NCF(1)	2.28x / 2.08x	TI/LC(3)	$0	$119,357
Debt Yield Based on Underwritten NOI / NCF(1)	9.3% / 8.6%	Other(4)	$3,512,083	$0

	Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$400,000,000	100.0%	Loan Payoff(5)	$212,736,296	53.2%
			Principal Equity Distribution	178,141,919	44.5
			Reserves	7,663,925	1.9
			Closing Costs	1,457,860	0.4
Total Sources	$400,000,000	100.0%	Total Uses	$400,000,000	100.0%

(1)	Calculated based on the aggregate balance of the Bank of America Plaza Loan Combination.
(2)
The Bank of America Plaza Loan with a Cut-off Date Balance of $110,00,000 is evidenced by note A-3 (a non-controlling note), which is part of a $400,000,000 loan combination evidenced by four pari passu notes. The controlling pari passu companion loan evidenced by note A-1 has a principal balance of $150,000,000 as of the Cut-off Date, is held outside the Issuing Entity and has been contributed to the WFRBS 2014-C22 transaction. The non-controlling pari passu companion loan evidenced by note A-2 has a principal balance of $116,670,000 as of the Cut-off Date, is held outside the Issuing Entity, and was contributed to the WFRBS 2014-C23 transaction. The non-controlling pari passu companion loan evidenced by note A-4 has a principal balance of $23,330,000 as of the Cut-off Date, is currently held by Citigroup Global Markets Realty Corp. and is expected to be contributed to a future securitization.

(3)	The TI/LC reserve monthly deposit begins in September 2020. See “—Escrows” below.
(4)	Other upfront reserve represents an unfunded tenant improvement allowance reserve of $2,991,870 and a rent concessions reserve of $520,213. See “—Escrows” below.
(5)
The Bank of America Plaza Property was previously securitized in MSC 2004-HQ4. Loan payoff represents approximately $168.7 million of the prior trust balance and approximately $44.0 million of subordinate debt.

■
The Mortgage Loan. The mortgage loan (the “Bank of America Plaza Loan”) is part of a loan combination structure (the “Bank of America Plaza Loan Combination”) evidenced by four pari passu promissory notes (note A-1, note A-2, note A-3 and note A-4) that are together secured by a first mortgage encumbering the borrowers’ fee interest in an office building located in Los Angeles, California (the “Bank of America Plaza Property”). The Bank of America Plaza Loan Combination was co-originated on August 7, 2014 by Wells Fargo Bank, National Association and Citigroup Global Markets Realty Corp. The Bank of America Plaza Loan Combination had an original principal balance of $400,000,000, and has an outstanding principal balance as of the Cut-off Date of $400,000,000, and each of the Bank of America Plaza Loan and the Bank of America Plaza Companion Loans accrue interest at an interest rate of 4.0500% per annum. The Bank of America Plaza Loan Combination had an initial term of 120 months, has a remaining term of 119 months as of the Cut-off Date and requires interest-only payments through the term of the Bank of America Plaza Loan Combination. The Bank of America Plaza Loan Combination matures on September 1, 2024. See “Description of the Mortgage Pool – The Loan Combinations” in the Free Writing Prospectus.

The Bank of America Plaza Loan (which is evidenced by note A-3 and represents a non-controlling interest in the Bank of America Plaza Loan Combination) had an original principal balance of $110,000,000, has an outstanding principal balance as of the Cut-off Date of $110,000,000 and represents approximately 13.1% of the Initial Pool Balance. The related companion loans (the “Bank of America Plaza Companion Loans”) are held outside the Issuing Entity and are evidenced by the following three pari passu notes: (i) note A-1, which represents the controlling interest in the Bank of America Plaza Loan Combination, has been contributed to the WFRBS 2014-C22 transaction, had an original principal balance of $150,000,000, and had an outstanding principal balance as of the Cut-off Date of $150,000,000; (ii) note A-2, which represents a non-controlling interest in the Bank of America Plaza Loan Combination, was contributed to the WFRBS 2014-C23 transaction, had an original principal balance of $116,670,000, and had an outstanding principal balance as of the Cut-off Date of $116,670,000; and

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

BANK OF AMERICA PLAZA

(iii) note A-4, which represents a non-controlling interest in the Bank of America Plaza Loan Combination, is currently held by Citigroup Global Markets Realty Corp. and is expected to be contributed to a future securitization transaction, had an original principal balance of $23,330,000, and has an outstanding principal balance as of the Cut-off Date of $23,330,000.

At any time after the earlier of (x) August 7, 2017 and (y) the second anniversary of the last securitization of any portion of the Bank of America Plaza Loan Combination, the borrowers have the right to defease the Bank of America Plaza Loan Combination in whole, or in part (see “Partial Release” below), with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents.  In addition, the Bank of America Plaza Loan Combination is prepayable without penalty on or after March 1, 2024.

■
The Mortgaged Property. The Bank of America Plaza Property is a 55-story, Class A, LEED Gold certified office building containing 1,432,285 SF located in Los Angeles, California. Situated on 4.2 acres, the Bank of America Plaza Property was originally constructed in 1974 and the office tower consists of 49 stories, the plaza level and four mechanical floors. Below the office tower is the concourse level which contains a 194-seat auditorium and retail space. The ground floor plaza features gardens, public art and three 24-foot waterfalls. The Bank of America Plaza Property contains nine levels of underground parking totaling 2,242 spaces, resulting in a parking ratio of 1.6 spaces per 1,000 SF of net rentable area. Other building amenities include 21 escalators, a professional copy center, on-site auto repair and car wash, 24-hour building security and a web-based visitor management system. Two of the largest tenants, Capital Group and Sheppard Mullin (together consisting of approximately 35.6% of the net rentable square footage and 39.8% of annual underwritten base rent) both operate their global headquarters from the Bank of America Plaza Property and have been in occupancy for 36 and 40 years, respectively. As of August 19, 2014, the Bank of America Plaza Property was 89.5% occupied by 31 tenants.

The following table presents certain information relating to the major tenants at the Bank of America Plaza Property:

Ten Largest Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
Capital Group(3)	NR/NR/NR	323,554	22.6%	$8,413,679	25.8%	$26.00	2/28/2018	2, 5-year options
Bank of America(4)(5)(6)	A/Baa2/A-	163,512	11.4	4,793,001	14.7	29.31	6/30/2022	2, 5-year options
Sheppard Mullin(7)(8)	NR/NR/NR	185,927	13.0	4,553,151	14.0	24.49	12/31/2024	2, 5-year options
Kirkland & Ellis	NR/NR/NR	101,756	7.1	2,397,380	7.4	23.56	12/31/2019	1, 5-year option
Alston & Bird(9)(10)	NR/NR/NR	81,094	5.7	1,905,604	5.9	23.50	12/31/2023	2, 5-year options
Seyfarth & Shaw	NR/NR/NR	55,228	3.9	1,746,862	5.4	31.63	3/31/2019	1, 5-year option
Cooperative of American Physicians	NR/NR/NR	60,637	4.2	1,440,129	4.4	23.75	1/30/2024	NA
Analysis Group	NR/NR/NR	37,125	2.6	1,081,080	3.3	29.12	12/31/2018	1, 5-year option
RTKL Associates	NR/NR/NR	38,806	2.7	1,043,468	3.2	26.89	9/30/2021	1, 5-year option
Wells Fargo Bank	AA-/A2/A+	53,250	3.7	665,625	2.0	12.50	5/30/2018	1, 5-year option
Ten Largest Owned Tenants		1,100,889	76.9%	$28,039,979	86.1%	$25.47
Remaining Owned Tenants		181,213	12.7	4,512,674	13.9	24.90
Vacant Spaces (Owned Space)		150,183	10.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		1,432,285	100.0%	$32,552,653	100.0%	$25.39

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Annual underwritten base rent per SF and annual underwritten base rent include contractual rent increases through August 2015.
(3)	Capital Group is a private asset management firm founded in 1931 with assets in excess of one trillion dollars. The tenant’s rent per annum is $8,413,679.
(4)
Bank of America is an international financial institution that serves individual customers, corporations and governments with a range of banking, investing, asset management and other financial and risk management products and services.

(5)
The annual underwritten base rent and annual underwritten base rent per SF for Bank of America represent the tenant’s average rent over its lease term. The tenant’s current in-place rent is $25.78 per SF. The tenant’s rental per annum is $4,215,157.

(6)
Bank of America has a one-time right to reduce its space by one full floor or 12,000 to 13,000 SF of its highest or lowest contiguous floors upon providing notice on June 30, 2019 with 12-months’ notice.

(7)
Sheppard Mullin is a law firm that practices bankruptcy law, corporate law, securities law, intellectual property law, litigation, real estate law, and tax and estate planning. The tenant’s rental per annum is $3,690,846.

(8)	Sheppard Mullin may reduce its space by one full floor on December 31, 2019 with 12-months’ notice.
(9)	Alston & Bird has a rent abatement period that expires in June 2015. An escrow was collected at closing for the remaining rent concessions.
(10)	Alston & Bird may terminate 25,773 SF on June 30, 2018 with 12-months’ notice and a termination fee of $2,410,728.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

BANK OF AMERICA PLAZA

The following table presents certain information relating to the lease rollover schedule for the Bank of America Plaza Property:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(2)	# of Expiring Tenants(3)(4)
MTM	6,439	0.4%	0.4%	$117,609	0.4%	$18.27	2
2014	0	0.0	0.4%	0	0.0	0.00	0
2015	0	0.0	0.4%	0	0.0	0.00	0
2016	17,832	1.2	1.7%	485,307	1.5	27.22	4
2017	76,462	5.3	7.0%	1,883,542	5.8	24.63	5
2018	437,191	30.5	37.6%	10,724,524	32.9	24.53	7
2019	195,576	13.7	51.2%	5,080,457	15.6	25.98	4
2020	15,450	1.1	52.3%	468,606	1.4	30.33	2
2021	41,478	2.9	55.2%	1,073,697	3.3	25.89	2
2022	164,439	11.5	66.7%	4,825,103	14.8	29.34	2
2023	80,671	5.6	72.3%	1,900,528	5.8	23.56	1
2024	246,564	17.2	89.5%	5,993,280	18.4	24.31	2
2025 & Thereafter	0	0.0	89.5%	0	0.0	0.00	0
Vacant	150,183	10.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,432,285	100.0%		$32,552,653	100.0%	$25.39	31

(1)	Information obtained from the underwritten rent roll.
(2)	Weighted Average Annual UW Base Rent per SF excludes vacant space.
(3)
Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(4)	Multiple tenants operate under more than one lease. There are 31 tenants subject to 50 leases.

The following table presents certain information relating to historical leasing at the Bank of America Plaza Property:

Historical Leased %(1)
	2009	2010	2011	2012	2013	As of 8/19/2014(2)
Owned Space	94.0%	94.0%	95.0%	93.0%	92.0%	89.5%

(1)	As provided by the borrowers and reflects occupancy as of December 31, for the indicated year unless otherwise specified.
(2)	Information obtained from the underwritten rent roll.

The following table presents certain information relating to the historical average annual rent per SF at the Bank of America Plaza Property:

Historical Average Base Rent per SF(1)
	2011	2012	2013	TTM 6/30/2014
Base Rent per SF	$21.79	$21.92	$21.38	$21.20

(1)	Information obtained from borrowers’ operating statements. The average base rent is based on total rent divided by the total square footage.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

BANK OF AMERICA PLAZA

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Bank of America Plaza Property:

Cash Flow Analysis

	2011	2012	2013	TTM 6/30/2014	Underwritten(1)	Underwritten $ per SF(1)
Base Rent	$31,216,203	$31,394,104	$30,617,785	$30,371,257	$30,984,853	$21.63
Contractual Rent Steps	0	0	0	0	1,567,800	1.09
Gross Up Vacancy	0	0	0	0	3,314,834	2.31
Total Rent	$31,216,203	$31,394,104	$30,617,785	$30,371,257	$35,867,487	$25.04
Total Reimbursables	19,248,665	19,957,742	20,928,986	22,426,286	22,516,480	15.72
Other Income(2)	7,610,141	7,605,930	8,162,383	8,214,240	8,214,240	5.74
Free Rent	(598,846)	(6,430,584)	(5,945,870)	(2,236,116)	0	0.00
Vacancy & Credit Loss	0	0	0	0	(3,586,749)	(2.50)
Effective Gross Income	$57,476,163	$52,527,192	$53,763,284	$58,775,667	$63,011,458	$43.99

Real Estate Taxes	$5,122,179	$5,108,542	$6,794,052	$7,119,467	$7,998,179	$5.58
Insurance	2,970,172	3,153,171	3,262,727	3,284,019	3,289,543	2.30
Management Fee	1,852,467	1,697,013	1,740,537	1,866,245	1,000,000	0.70
Other Operating Expenses	12,676,133	12,960,965	13,101,489	13,338,732	13,338,732	9.31
Total Operating Expenses	$22,620,951	$22,919,691	$24,898,805	$25,608,463	$25,626,454	$17.89

Net Operating Income(3)	$34,855,212	$29,607,501	$28,864,479	$33,167,204	$37,385,004	$26.10
TI/LC	0	0	0	0	2,864,570	2.00
Capital Expenditures	0	0	0	0	286,457	0.20
Net Cash Flow	$34,855,212	$29,607,501	$28,864,479	$33,167,204	$34,233,977	$23.90

(1)
The increase in the underwritten base rent from the TTM 6/30/2014 base rent is attributed to contractual rent increases through August 2015 ($1,567,800) and rent averaging for Bank of America, Wells Fargo and MetLife ($616,845).

(2)	The underwritten economic vacancy is 10.0%. The Bank of America Plaza Property was 89.5% physically occupied as of August 19, 2014.
(3)	The Net Operating Income for the period beginning on January 1, 2014 and ending on June 30, 2014 is $16,930,995.

■	Appraisal. As of the appraisal valuation date of June 24, 2014, the Bank of America Plaza Property had an “as-is” appraised value of $605,000,000.

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Environmental Matters. According to a Phase I environmental site assessment dated July 7, 2014, a recognized environmental condition (“REC”) exists at the Bank of America Plaza Property. The REC relates to a 4,000 gallon underground storage tank (“UST”) that stores diesel for the back-up power system. No leaks or spills from the UST have been reported; however, based upon the age (40 years), the onsite UST is considered to be a REC. The UST system is equipped with a continuous automatic monitoring system, an automatic shutoff device and overfills alarm and a spill and overfill sump. An environmental consultant estimated that the potential remediation costs associated with the aforementioned REC could range from $30,000 to $100,000.

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Market Overview and Competition. The Bank of America Plaza Property is situated along the entire block bounded by Hope Street and 4th Street to the south and the east and 3rd Street and Flower Street to the north and the west in the Bunker Hill District within the Los Angeles central business district. Downtown Los Angeles experienced significant investment over the past two decades from public and nonprofit institutions and several public/private partnerships that have resulted in new developments including LA Live, Staples Center, an expanded Convention Center, the Cathedral, Disney Concert Hall and the Colburn School that have increased interest in downtown Los Angeles. The Bunker Hill neighborhood encompasses approximately 133 acres and comprises the northern section of the financial district. Marked by higher topography, Bunker Hill is located north of Fifth Street and east of Figueroa Street and the predominant land use consists of high rise office buildings. Other local attractions within Bunker Hill include the Museum of Contemporary Art and the Angel’s Flight Funicular. According to a third party market research report, the Bank of America Plaza Property is located within the Downtown Los Angeles central business district submarket. As of the second quarter of 2014, the submarket had a total inventory of 77 Class A office buildings comprising approximately 38.5 million SF. The Class A office submarket reported a vacancy rate of 15.4%, and the appraiser concluded a market rent ranging between $22.00 per SF and $25.00 per SF, triple net for the Bank of America Plaza Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

BANK OF AMERICA PLAZA

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Bank of America Plaza Property:

Office Lease Comparables(1)
	Bank of America Plaza (subject)	Figueroa at Wilshire	TCW Building	801 Tower	Wells Fargo Tower North	Wells Fargo Tower South	Ernst & Young Plaza
Distance from Subject	--	1.5 miles	6.5 miles	1.6 miles	1.2 miles	1.2 miles	1.6 miles
Year Built / Renovated	1974/2009	1991	1991	1992	1982	1982	1985
Stories	55	52	35	25	54	45	41
Total GLA	1,432,285	1,038,971	685,402	458,149	1,404,714	1,109,326	916,756
Total Occupancy	90%	87%	99%	88%	84%	83%	87%

(1)	Source: Appraisal.

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The Borrowers. The borrowers are 333 South Hope Co. LLC and 333 South Hope Plant LLC, each a single purpose entity with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Bank of America Plaza Loan Combination.

The borrower sponsor is Brookfield Office Properties Inc. (“Brookfield”). Brookfield is one of North America’s largest public real estate companies. Brookfield owns and manages a portfolio of 114 commercial properties in 16 cities and 20 development sites comprising over approximately 103 million SF in markets that include New York, London (England), Toronto (Canada), Los Angeles and Washington, D.C.

The nonrecourse carveout guarantor of the Bank of America Plaza Loan is Brookfield DTLA Holdings LLC.

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Escrows. The loan documents provide for upfront reserves in the amount of $4,151,842 for taxes, $6,777,187 for tenant improvements and leasing commissions and $520,213 for rent concessions associated with the Alston & Bird space ($472,505) and the Analysis Group space ($47,708). With respect to the tenant improvements and leasing commissions reserve, the borrower deposited $2,991,870 on the origination date and the loan documents allow for the guarantor to deliver a reserve guaranty for the remaining portion of such reserve (up to $3,785,317) in lieu of a cash deposit for tenant improvements and leasing commissions associated with the Bank of America space and the Alston & Bird space. If at any time (w) an event of default has occurred and is continuing; (x) the Bank of America Plaza Loan Combination has been assumed; (y) Brookfield owns less than 10.0% of each borrower or no longer controls the borrowers; or (z) the reserve guaranty is no longer in full force and effect, the borrowers will be required to deposit with the lender an amount equal to the amount that would then otherwise be on deposit in the reserve had the guaranty not been posted.

The loan documents provide for monthly escrows in the amount equal to one-twelfth of the amount the lender estimates will be required to pay taxes over the then succeeding twelve-month period for real estate taxes, $23,871 for replacement reserves and, beginning on September 1, 2020, monthly deposits of $119,357 for tenant improvements and leasing commissions. The loan documents do not require monthly escrows for insurance provided (i) no event of default has occurred and is continuing; (ii) the insurance required to be maintained by the borrowers is maintained pursuant to one or more blanket insurance policies; and (iii) the borrowers provide the lender with timely proof of payment of insurance premiums.

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Lockbox and Cash Management. The Bank of America Plaza Loan Combination requires a lender-controlled hard lockbox account, which is already in place, and that the borrowers direct tenants to pay their rents directly into such lockbox account. The loan documents also require that all rents received by the borrowers or the property manager be deposited into the lockbox account within three business days of receipt. Prior to the occurrence of a Bank of America Plaza Trigger Period, all funds on deposit in the lockbox account are distributed to the borrowers. During a Bank of America Plaza Trigger Period, all cash flow is required to be swept to a lender controlled cash management account.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

BANK OF AMERICA PLAZA

A “Bank of America Plaza Trigger Period” will commence upon a Bank of America Plaza Cash Trap Event Period, a Bank of America Plaza Capital Group Cash Trap Event Period, or the exercise of the borrowers’ right to incur mezzanine financing (see “—Mezzanine Indebtedness” below). A Bank of America Plaza Trigger Period caused by a Bank of America Plaza Cash Trap Event Period or a Bank of America Plaza Capital Group Cash Trap Event Period will end when the related Bank of America Plaza Cash Trap Event Period or Bank of America Plaza Capital Group Cash Trap Event Period ends, as described below. A Bank of America Plaza Trigger Period caused by the exercise of the borrowers’ right to incur mezzanine financing will end upon the repayment in full of the Bank of America Plaza Loan Combination.

A “Bank of America Plaza Cash Trap Event Period” will commence upon the earlier of (i) the occurrence and continuance of an event of default; or (ii) the debt service coverage ratio is less than 1.30x at the end of any calendar quarter. A Bank of America Plaza Cash Trap Event Period will end, with regard to clause (i), upon the cure of such event of default; and with regard to clause (ii), upon (a) the net cash flow debt service coverage ratio being equal to or greater than 1.30x for two consecutive calendar quarters; or (b) the payment of funds by the borrowers into a reserve account or, in lieu of posting funds into a reserve account, posting a letter of credit that will be held by the lender as additional security during the loan term, which, if applied to reduce the outstanding principal balance of the loan, will result in the debt service coverage ratio being equal to or greater than 1.30x.

A “Bank of America Plaza Capital Group Cash Trap Event Period” will commence (i) July 30, 2016, in the event that Capital Group does not renew all of its space under the current lease or (ii) upon the occurrence of any event after July 30, 2016 which would cause Capital Group’s exercise of its renewal option to be ineffective, null or void. A Bank of America Plaza Capital Group Cash Trap Event Period will end upon the earlier of (a) the date that funds have been deposited with the lender in an amount equal $8,088,850 (which may be reduced if and to the extent that the actual tenant improvement and leasing commission costs relating to a qualified replacement lease is less than $25.00 per SF for the area leased pursuant to such qualified replacement lease); and (b) the debt service coverage ratio is equal to or greater than 1.30x and the entire space previously leased by Capital Group has been leased to a replacement tenant (or re-lease to Capital Group) for a lease term of no less than five years and such tenant is in occupancy and operating within the space.

■
Property Management. The Bank of America Plaza Property is managed by Brookfield Properties Management (CA) Inc. (the “Manager”), an affiliate of the borrowers. Under the loan documents, the Bank of America Plaza Property may not be managed by any other party, other than a Qualified Manager or another affiliate of the borrowers under common control with the borrowers. The lender may require the borrowers to replace the Manager (i) during the continuance of a monetary or material non-monetary event of default under the Bank of America Plaza Loan Combination; provided, that so long as the Manager and the borrowers are under common control, the lender may not require the borrowers to replace the Manager unless the Bank of America Plaza Loan Combination has been accelerated, (ii) during the continuance of a default by the Manager under the management agreement after the expiration of any applicable cure period, or (iii) if the Manager becomes insolvent or a debtor in (A) an involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (B) a voluntary bankruptcy or insolvency proceeding. The management agreement is subject to successive one-year terms and may be terminated by either party upon notice not less than 30 days prior to the expiration of any extension term.  Additionally, the Manager may terminate the management agreement following a material breach of the management agreement by the borrowers, subject to notice and cure.  The Manager is entitled to a management fee of 2.75% of gross collected revenue.  Additionally, the Manager is entitled to additional compensation with respect to any construction supervision, development or redevelopment work and leasing commissions.

A “Qualified Manager” means a reputable and experienced professional management organization reasonably approved by lender (which such approval may, at lender’s option, be conditioned upon lender’s receipt of a Rating Agency Confirmation with regard to both the identity of the proposed manager and the replacement management agreement pursuant to which such manager will be employed).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

BANK OF AMERICA PLAZA

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Assumption. At any time following August 7, 2015, the borrowers have a two-time right to transfer the Bank of America Plaza Property provided that certain conditions are satisfied, including (i) no event of default has occurred and is continuing; (ii) the lender reasonably determined that the proposed transferee and guarantor satisfy the lender’s credit review and underwriting standards, taking into consideration transferee experience, financial strength and general business standing; and (iii) if required by the lender, the lender has received a Rating Agency Confirmation.

■
Partial Release.  The borrowers are permitted to release any air rights with respect to a land parcel and a portion of the concourse level immediately below the air rights (“Release Parcels”) from the lien of the Bank of America Plaza Loan Combination provided (i) no event of default has occurred and is continuing; (ii) any construction associated with the improvement of the Release Parcels will not materially interfere with any tenant or give rise to any right of any tenant to terminate its lease; (iii) there is a partial defeasance of 110% of the allocated loan amount associated with the Release Parcels, based on a then-current appraisal; provided, however, that if the Release Parcel is not subject to a lease or otherwise attributed value in the appraisal delivered to lender in connection with the origination of the Bank of America Plaza Loan Combination, the borrowers may obtain the release of such parcel from the lien of the Bank of America Plaza Loan Combination without any partial defeasance or prepayment; (iv) the remaining portion of the Bank of America Plaza Property has a net cash flow debt yield not less than the net cash flow debt yield immediately prior to the release; (v) the remaining portion of the Bank of America Plaza Property has a loan-to-value ratio that is equal to or less than the loan-to-value ratio immediately prior to the release; and (vi) the borrowers satisfy the REMIC requirements.

■
Mezzanine Indebtedness. The borrowers have the right to incur mezzanine financing subject to the satisfaction of certain conditions including (i) the execution of an intercreditor agreement in form and substance acceptable to the lender; (ii) the combined loan-to-value ratio is not greater than 66.0%; (iii) the combined debt service coverage ratio is not less than 2.10x; and (iv) receipt of Rating Agency Confirmation.

■
Terrorism Insurance. The loan documents require terrorism insurance for acts of terror or similar acts of sabotage (in addition to commercial general liability insurance for claims including terrorism with a combined limit of not less than $2,000,000 in the aggregate and $1,000,000 per occurrence); provided, however, if TRIPRA is discontinued or not renewed, the borrowers will be require to carry terrorism coverage in an amount at least equal to the lesser of (i) the outstanding principal balance of the Bank of America Plaza Loan Combination and (ii) the sum of the business income insurance equal to 100% of the projected gross income from the Bank of America Plaza Property for a 12-month period from the date of casualty plus the full replacement cost. However, the borrowers will not be required to spend on terrorism coverage more than two times the amount of the premium for the comprehensive “all-risk” property insurance and business interruption insurance required under the loan documents. The loan documents also require business interruption insurance covering no less than the thirty-six month period following the occurrence of a casualty event, together with a twelve-month extended period of indemnity.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

SAN GABRIEL MTS
SAN BERNARDINO MOUNTAINS
Rancho Cucamonga
Muscoy
SAN BERNARDINO
Fontana
Highland
Rialto
Colton
Redlands
Glen Avon
Sunnyslope
Grand Terrace
Loma Linda
Ontario
Highgrove
Mira Loma
Pedley
Rubidoux
Eastvale
Chino
RIVERSIDE
Norco
Moreno Valley
Corona
El Sobrante
Woodcrest
Lake Mathews
Mead Valley
Perris

Mandan
BISMARCK
Downtown

Multi-State Retail Portfolio	
1 Orange Plaza Shopping Center	Redlands, CA
2 Front Gate Plaza	Lancaster, CA
3 Gateway Fashion Center	Bismarck, ND
4 Foothill Village Plaza	Rancho Cucamonga, CA
5 Pueblo Shopping Center	Pueblo, CO

Rosamond
Edwards Air Force Base
LANCASTER
ANTELOPE VALLEY
Quartz Hill
Lake Los Angeles
Leona Valley
PALMDALE
Sun Village
Littlerock
Agua Dulce
Acton
Pearblossom
SAN GABRIEL MTS

Pueblo West
PUEBLO
Salt Creek

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

Mortgaged Property Information(1)		Mortgage Loan Information(2)
Number of Mortgaged Properties	5	Loan Seller		SMF I
Location (City/State)	Various	Cut-off Date Principal Balance		$62,375,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$84.95
Size (SF)	734,286	Percentage of Initial Pool Balance		7.4%
Total Occupancy as of 8/15/2014(3)	90.3%	Number of Related Mortgage Loans(1)		5
Owned Occupancy as of 8/15/2014(3)	90.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate(6)		4.8637%
Appraised Value(4)	$92,080,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$9,914,181
Underwritten Expenses	$2,908,533	Escrows
Underwritten Net Operating Income (NOI)	$7,005,648		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,492,196	Taxes	$614,301	$81,158
Cut-off Date LTV Ratio (4)	67.7%	Insurance	$211,173	$30,848
Maturity Date LTV Ratio(4)(5)	55.3%	Replacement Reserves(7)	$100,000	$14,565
DSCR Based on Underwritten NOI / NCF(4)	1.77x / 1.64x	TI/LC(8)	$1,100,000	$41,296
Debt Yield Based on Underwritten NOI / NCF(4)	11.2% / 10.4%	Other(9)	$3,396,816	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$62,375,000	100.0%	Loan Payoff	$49,651,508	79.6%
			Principal Equity Distribution	5,887,140	9.4
			Reserves	5,422,290	8.7
			Closing Costs	1,414,062	2.3
Total Sources	$62,375,000	100.0%	Total Uses	$62,375,000	100.0%

(1)
The Multi-State Retail Portfolio crossed loan group consists of five Mortgage Loans, secured by the Mortgaged Properties identified on Annex A to the Free Writing Prospectus as Orange Plaza Shopping Center, Front Gate Plaza, Gateway Fashion Center, Foothill Village Plaza and Pueblo Shopping Center, which are cross-collateralized and cross-defaulted with each other.

(2)
Each of the Mortgage Loans in the Multi-State Retail Portfolio crossed loan group may be released from the cross-collateralization and cross-default provided certain conditions are satisfied.  See “Description of the Mortgage Pool–Certain Terms of the Mortgage Loans–Partial Releases” in the Free Writing Prospectus.

(3)
Occupancy includes In Shape Health Club at the Front Gate Plaza Property, VA Clinic at the Gateway Fashion Center Property, Korean BBQ at the Foothill Village Plaza Property and Korean BBQ at the Pueblo Shopping Center Property, tenants that have signed leases to occupy 25,822 SF, 9,999 SF, 6,500 SF and 4,300 SF at the Multi-State Retail Portfolio Properties, respectively, but have not yet taken occupancy of their respective space. The borrower anticipates that In Shape Health Club will take occupancy at the Front Gate Plaza Property in January 2015 and will commence paying rent in June 2015. The borrower anticipates that VA Clinic will take occupancy at the Gateway Fashion Center Property and commence paying rent in January 2015. The borrower anticipates that Korean BBQ will take occupancy at the Foothill Village Plaza Property and commence paying rent in December 2014. The borrower also anticipates that Korean BBQ will take occupancy at the Pueblo Shopping Center Property and commence paying rent in February 2015. We cannot assure you that these tenants will take occupancy and commence rent payments as expected or at all.

(4)
The Cut-off Date LTV Ratio, the Maturity Date LTV Ratio, the DSCR Based on Underwritten NOI / NCF and the Debt Yield Based on Underwritten NOI / NCF of the Orange Plaza Shopping Center Loan, the Front Gate Plaza Loan, the Gateway Fashion Center Loan, the Foothill Village Plaza Loan and the Pueblo Shopping Center Loan are presented in the aggregate.

(5)
The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $9,400,000 for the Pueblo Shopping Center Property, which value assumes the Pueblo Shopping Center Property reaches a stabilized occupancy of 95.0% pending a lease negotiation accounting for 4,300 SF. The lease for the 4,300 SF space was finalized and received prior to the origination of the Multi-State Retail Portfolio Loans. The Maturity Date LTV Ratio for the Multi-State Retail Portfolio Properties, calculated on the basis of the “as-is” appraised value, is 55.4%.

(6)
The Mortgage Rate is calculated based on a weighted average of the Mortgage Loan Cut-off Date principal balances. The Orange Plaza Shopping Center Loan, the Front Gate Plaza Loan, the Foothill Village Plaza Loan and the Pueblo Shopping Center Loan each have an interest rate of 4.8570% per annum. The Gateway Fashion Center Loan has an interest rate of 4.8970% per annum.

(7)	On the origination date, the related borrower for the Orange Plaza Shopping Center Loan funded a $100,000 joint TI/LC and CapEx reserve.
(8)	See “—Escrows” below.
(9)
Other reserves represent a $1,050,000 In Shape Health Club reserve related to a tenant at the Front Gate Plaza Property, a $1,396,816 VA Clinic TI/LC reserve related to a tenant at the Gateway Fashion Center Property, a $500,000 holdback related to a tenant at the Pueblo Shopping Center Property and a $450,000 Korean BBQ TI/LC Reserve related to a tenant at the Foothill Village Plaza Property.

■
The Mortgage Loans.  The mortgage loans (the “Orange Plaza Shopping Center Loan”, the “Front Gate Plaza Loan”, the “Gateway Fashion Center Loan”, the “Foothill Village Plaza Loan” and the “Pueblo Shopping Center Loan”, together, the “Multi-State Retail Portfolio Loans”) are cross-collateralized and cross-defaulted with one another and evidenced by notes in the original principal amounts of $20,625,000, $13,750,000, $10,500,000, $10,500,000 and $7,000,000, respectively, and are secured by first mortgages encumbering five retail properties located in three different states (the “Orange Plaza Shopping Center Property”, the “Front Gate Plaza Property”, the “Gateway Fashion Center Property”, the “Foothill Village Plaza Property” and the “Pueblo Shopping Center Property”, together, the “Multi-State Retail Portfolio Properties”).  The Multi-State Retail Portfolio Loans were originated by Starwood Mortgage Capital LLC or SPT CA Fundings, LLC on September 11, 2014 and, have been, or will be, acquired by Starwood Mortgage Funding I LLC on or prior to the securitization Closing Date.  The Multi-State Retail Portfolio Loans represent approximately 7.4% of the Initial Pool Balance. The Multi-State Retail Portfolio Loans have an aggregate outstanding principal balance as of the Cut-off Date of $62,375,000. The Orange Plaza Shopping Center Loan, the Front Gate Plaza Loan, the Foothill Village Plaza Loan and the Pueblo Shopping Center Loan each have an interest rate of 4.8570% per annum. The Gateway Fashion Center Loan has an interest rate of 4.8970% per annum.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

The proceeds of the Multi-State Retail Portfolio Loans were primarily used to refinance the Multi-State Retail Portfolio Properties, to fund reserves and other closing costs in connection with the origination of the Multi-State Retail Portfolio Loans and to provide equity to the Borrower Sponsor.

Each of the Multi-State Retail Portfolio Loans has an initial term of 120 months and a remaining term of 120 months as of the Cut-off Date.  The Multi-State Retail Portfolio Loans require monthly payments of interest and principal sufficient to amortize the loans over a 30-year amortization schedule.  The scheduled maturity date for each Multi-State Retail Portfolio Loan is the due date in October 2024.  Voluntary prepayment of each Multi-State Retail Portfolio Loan is permitted on or after the due date in July 2024 without payment of any prepayment premium or yield maintenance charge. Provided that no event of default has occurred and is continuing, the terms of each Multi-State Retail Portfolio Loan permits defeasance with non-callable obligations of the United States of America at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Properties. The Multi-State Retail Portfolio Properties consist of five retail properties located across three states totaling 734,286 SF.

The Orange Plaza Shopping Center Property is an 82,036 SF anchored retail center located in Redlands, California, approximately 65 miles east of Los Angeles, California. The Orange Plaza Shopping Center Property is shadow-anchored by Vons and anchored by Trader Joe’s and Office Depot, which subleases its space from Rite Aid. National retailers at the Orange Plaza Shopping Center Property include Scottrade, T-Mobile, Vans, Anytime Fitness, H&R Block, Supercuts and Subway. The Orange Plaza Shopping Center Property is located at the southeast corner of Orange Street and the San Bernardino Freeway (Interstate 10) in Redlands, CA. Orange Street is a primary north/south residential street with two lanes of traffic in each direction. The San Bernardino Freeway provides regional access to Redlands. As of August 15, 2014, Total Occupancy and Owned Occupancy at the Orange Plaza Shopping Center Property were each 99.7%.

The Front Gate Plaza Property is a 128,378 SF anchored retail center located in Lancaster, California, approximately 70 miles north of Los Angeles, California and 45 miles northeast of Santa Clarita, California. The Front Gate Plaza Property is anchored by a Stater Bros. supermarket. Other national retailers at the Front Gate Plaza Property include Goodwill Industries, H&R Block, Subway, Pizza Hut, Taco Bell and Wells Fargo. The Front Gate Plaza Property is located at the southwest corner of East Avenue J and 20th Street East. East Avenue J is a primary east/west street with two lanes of traffic in each direction. 20th Street East is a primary north/south street with three southbound lanes and two northbound lanes of traffic. As of August 15, 2014, Total Occupancy and Owned Occupancy at the Front Gate Plaza Property were each 96.0%.

The Gateway Fashion Center Property is a 329,946 SF regional mall located in Bismarck, North Dakota. Anchors at the Gateway Fashion Center Property include Sears and St. Alexius Medical Center. The Gateway Fashion Center Property benefits from visibility and accessibility along State Street. State Street runs north/south and interchanges with Interstate 94 just south of the Gateway Fashion Center Property. State Street is the primary commercial thoroughfare through the neighborhood with numerous recently developed commercial properties, including retail, office and hospitality, located along both sides. As of August 15, 2014, Total Occupancy and Owned Occupancy at the Gateway Fashion Center Property were each 84.1%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

The Foothill Village Plaza Property is an 87,650 SF unanchored retail center located in Rancho Cucamonga, California, approximately 40 miles east of Los Angeles, California. The Foothill Village Plaza Property benefits from visibility and accessibility, with frontage along Foothill Boulevard, and is situated four miles west of Interstate 15 and within three miles of both Interstate 10 and State Route 210. Foothill Boulevard is a primary east/west commercial street through the neighborhood with two lanes in both directions. As of August 15, 2014, Total Occupancy and Owned Occupancy at the Foothill Village Plaza Property were each 90.3%.

The Pueblo Shopping Center Property is a 106,276 SF anchored retail center located in Pueblo, Colorado, approximately 40 miles south of Colorado Springs, Colorado. The Pueblo Shopping Center Property is anchored by King Soopers and leases space to national retailers Dollar Tree, H&R Block, Supercuts and Weight Watchers. The Pueblo Shopping Center Property is located on the south side of 29th Street between Interstate 25 on the west and Dillon Drive on the east. Access to the Pueblo Shopping Center Property is available via an entrance at Hart Road and 29th Street. The Pueblo Shopping Center Property is located approximately three miles north of the Pueblo CBD. Additionally, the Pueblo Shopping Center Property is located less than one-half mile south of Pueblo Mall, a 575,000 SF regional mall containing approximately 80 tenant spaces, including anchor tenants Dillard’s, JC Penny’s, Sears and Sports Authority. As of August 15, 2014, Total Occupancy and Owned Occupancy at the Pueblo Shopping Center Property were each 95.7%.

The following table presents certain information relating to the Multi-State Retail Portfolio Properties:

Property Name	City	State	Cut-off Date Principal Balance	Net Rentable Area (SF)	Occupancy(1)	Year Built / Renovated	“As-Is” Appraised Value	UW NCF
Orange Plaza Shopping Center	Redlands	CA	$20,625,000	82,036	99.7%	1990, 2005 / NAP	$27,500,000	$1,680,137
Front Gate Plaza	Lancaster	CA	13,750,000	128,378	96.0%	1990 / NAP	18,500,000	1,153,111
Gateway Fashion Center	Bismarck	ND	10,500,000	329,946	84.1%	1978 / 2007	19,900,000	2,047,535
Foothill Village Plaza	Rancho Cucamonga	CA	10,500,000	87,650	90.3%	1990 / 2004	17,000,000	1,010,274
Pueblo Shopping Center	Pueblo	CO	7,000,000	106,276	95.7%	1977 / 2008	9,180,000	601,138
Total / Wtd. Avg. Portfolio			$62,375,000	734,286	90.3%		$92,080,000	$6,492,196

(1)
As provided by the borrowers and represents occupancy as of August 15, 2014. Occupancy includes In Shape Health Club at the Front Gate Plaza Property, VA Clinic at the Gateway Fashion Center Property, Korean BBQ at the Foothill Village Plaza Property and Korean BBQ at the Pueblo Shopping Center Property, tenants that have signed leases to occupy 25,822 SF, 9,999 SF, 6,500 SF and 4,300 SF at the Multi-State Retail Portfolio Properties, respectively, but have not yet taken occupancy of their respective space. The borrower anticipates that In Shape Health Club will take occupancy at the Front Gate Plaza Property in January 2015 and will commence paying rent in June 2015. The borrower anticipates that VA Clinic will take occupancy at the Gateway Fashion Center Property and commence paying rent in January 2015. The borrower anticipates that Korean BBQ will take occupancy at the Foothill Village Plaza Property and commence paying rent in December 2014. The borrower also anticipates that Korean BBQ will take occupancy at the Pueblo Shopping Center Property and commence paying rent in February 2015. We cannot assure you that these tenants will take occupancy and commence rent payments as expected or at all.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Multi-State Retail Portfolio Properties:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Sears Roebuck & Co.	NR / NR / CCC+	89,000	12.1%	Yes	$757,703	$8.51	10/31/2019	$175	4.9%	1, 5-year option
King Soopers	BBB / Baa2 / BBB	50,937	6.9	Yes	$223,755	$4.39	10/31/2016	$666	0.7%	2, 5-year options
St. Alexius Medical Center	NR / NR / NR	42,901	5.8	Yes	$397,263	$9.26	5/31/2016	NA	NA	1, 5-year option
Stater Bros.	NR / B2 / B+	42,630	5.8	Yes	$80,000	$1.88	8/1/2020	$410	0.5%	6, 5-year options
Total Anchors		225,468	30.7%

Jr. Anchors
Carmike Cinemas	NR / NR / B+	27,510	3.7%	Yes	$50,000	$1.82	7/31/2015	NA	NA	5, 10-year options
In Shape Health Club(3)	NR / NR / NR	25,822	3.5	Yes	$294,371	$11.40	12/31/2024	NA	NA	4, 5-year options
Office Depot(4)	NR / Caa1 / B-	23,672	3.2	Yes	$165,704	$7.00	2/1/2019	$273	2.6%	1, 5-year option
Hancock Fabrics	NR / NR / NR	18,000	2.5	Yes	$72,000	$4.00	MTM	$51	7.8%	2, 5-year options
Jo-Ann Fabrics(5)	NR / Caa1 / B	15,975	2.2	Yes	$127,800	$8.00	1/31/2023	$115	7.0%	3, 5-year options
Chuck E. Cheese	NR / NR / NR	15,434	2.1	Yes	$231,510	$15.00	8/31/2020	$137	10.9%	2, 5-year options
Goodwill	NR / NR / NR	14,095	1.9	Yes	$128,610	$9.12	12/31/2022	NA	NA	2, 5-year options
Trader Joe’s	NR / NR / NR	12,475	1.7	Yes	$236,894	$18.99	9/30/2016	$2,592	0.7%	3, 5-year options
Tuesday Morning	NR / NR / NR	12,000	1.6	Yes	$96,000	$8.00	7/31/2016	$68	11.8%	NA
Dollar Tree(6)	NR / NR / NR	12,000	1.6	Yes	$105,240	$8.77	1/31/2017	$190	4.6%	2, 5-year options
Beauty Club	NR / NR / NR	10,500	1.4	Yes	$86,741	$8.26	1/31/2017	NA	NA	2, 5-year options
Total Jr. Anchors		187,483	25.5%

Remaining Owned Tenants		250,299	34.1%		$4,676,365	$18.68
Vacant Spaces		71,036	9.7%		$0	$0.00
Total Owned SF		734,286	100.0%
Total SF		734,286	100.0%

(1)	Certain ratings are those of the parent company, whether or not the parent guarantees the lease.
(2)
Sears Roebuck & Co. sales are as of December 31, 2012. King Soopers and Stater Bros. sales are as of June 30, 2014. Office Depot and Tuesday Morning sales are as of December 31, 2013. Hancock Fabrics sales are as of October 31, 2013. Jo-Ann Fabrics sales are as of January 31, 2014. Chuck E. Cheese Sales are as of February 28, 2014. Trader Joe’s sales are as of September 30, 2013. Dollar Tree sales are as of August 31, 2014.

(3)
In Shape Health Club has executed a lease but has not yet taken occupancy of its space at the Foothill Village Plaza Property. The borrower has reserved $1,050,000 related to this tenant. The borrower anticipates that In Shape Health Club will take occupancy in January 2015 and will commence paying rent in June 2015. We cannot assure you that In Shape Health Club will take occupancy and commence rent payments as expected or at all.

(4)	Office Depot subleases its space from Rite Aid.
(5)
Jo-Ann Fabrics has a one-time right to terminate its lease if average annual gross sales for the 12 month period from March 1, 2015 through February 28, 2016 or the 12 month period from March 1, 2016 through February 28, 2017 do not exceed $1,800,000 by providing six months’ notice and payment of a cancellation fee of an amount equal to 15 times the monthly fixed minimum rent.

(6)
In the event King Soopers or a replacement tenant ceases operations at the Pueblo Shopping Center Property, Dollar Tree can pay reduced rent equal to the lesser of: (i) 5% of its gross sales during the period when such operations are suspended or (ii) the rent required under its lease. Dollar Tree has the one-time right to terminate its lease in the event the King Soopers space is vacant for more than one year. Dollar Tree has a one-time right to terminate its lease if annual gross sales do not exceed $1,350,000 by providing three months’ notice and payment of unamortized tenant improvements and leasing commissions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Multi-State Retail Portfolio Properties:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Sears Roebuck & Co.	NR / NR / CCC+	89,000	12.1%	$757,703	9.8%	$8.51	10/31/2019	$175	4.9%	1, 5-year option
St. Alexius Medical Center	NR / NR / NR	42,901	5.8	397,263	5.1	9.26	5/31/2016	NA	NA	1, 5-year option
In Shape Health Club(3)	NR / NR / NR	25,822	3.5	294,371	3.8	11.40	12/31/2024	NA	NA	4, 5-year options
VA Clinic(4)	NR / NR / NR	9,999	1.4	269,973	3.5	27.00	12/31/2024	NA	NA	NA
Trader Joe’s	NR / NR / NR	12,475	1.7	236,894	3.1	18.99	9/30/2016	$2,592	0.7%	3, 5-year options
Chuck E. Cheese	NR / NR / NR	15,434	2.1	231,510	3.0	15.00	8/31/2020	$137	10.9%	2, 5-year options
King Soopers	BBB / Baa2 / BBB	50,937	6.9	223,755	2.9	4.39	10/31/2016	$666	0.7%	2, 5-year options
Office Depot(5)	NR / Caa1 / B-	23,672	3.2	165,704	2.1	7.00	2/1/2019	$273	2.6%	1, 5-year option
Corner Bakery	NR / NR / NR	3,902	0.5	163,884	2.1	42.00	9/30/2022	$593	7.1%	4, 5-year options
Wells Fargo	AA- / A2 / A+	4,620	0.6	149,688	1.9	32.40	5/31/2016	NA	NA	3, 5-year options
Ten Largest Owned Tenants		278,762	38.0%	$2,890,744	37.4%	$10.37
Remaining Owned Tenants		384,488	52.4	4,839,211	62.6	12.59
Vacant Spaces (Owned Space)		71,036	9.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		734,286	100.0%	$7,729,955	100.0%	$11.65

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Sears Roebuck & Co. sales are as of December 31, 2012. Trader Joe’s sales are as of September 30, 2013. King Soopers sales are as of June 30, 2014. Chuck E. Cheese Sales are as of February 28, 2014. Office Depot and Corner Bakery sales are as of December 31, 2013.

(3)
In Shape Health Club has executed a lease but has not yet taken occupancy of its space at the Foothill Village Plaza Property. The borrower has reserved $1,050,000 related to this tenant. The borrower anticipates that In Shape Health Club will take occupancy in January 2015 and will commence paying rent in June 2015. We cannot assure you that In Shape Health Club will take occupancy and commence rent payments as expected or at all.

(4)
VA Clinic has executed a lease but has not yet taken occupancy of its space at the Gateway Fashion Center Property. The borrower has reserved $1,396,816 related to this tenant. The borrower anticipates that VA Clinic will take occupancy and begin paying rent in January 2015. We cannot assure you that VA Clinic will take occupancy and commence rent payments as expected or at all.

(5)	Office Depot subleases its space from Rite Aid.

 The following table presents the lease rollover schedule at the Multi-State Retail Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	37,558	5.1%	5.1%	$258,803	3.3%	$6.89	16
2014	6,490	0.9	6.0%	75,450	1.0	11.63	3
2015	76,325	10.4	16.4%	857,710	11.1	11.24	25
2016	158,207	21.5	37.9%	1,866,922	24.2	11.80	29
2017	55,129	7.5	45.4%	835,756	10.8	15.16	22
2018	20,045	2.7	48.2%	465,928	6.0	23.24	14
2019	126,587	17.2	65.4%	1,082,487	14.0	8.55	8
2020	65,492	8.9	74.3%	456,997	5.9	6.98	6
2021	5,236	0.7	75.0%	105,515	1.4	20.15	1
2022	28,401	3.9	78.9%	532,696	6.9	18.76	5
2023	20,318	2.8	81.7%	259,351	3.4	12.76	3
2024	46,212	6.3	88.0%	711,944	9.2	15.41	4
2025 & Thereafter	17,250	2.3	90.3%	220,398	2.9	12.78	3
Vacant	71,036	9.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	734,286	100.0%		$7,729,955	100.0%	$11.65	139

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

The following table presents certain information relating to historical leasing at the Multi-State Retail Portfolio Properties:

Historical Leased %(1)
Property Name	2011	2012	2013	As of 8/15/2014(2)
Orange Plaza Shopping Center	100.0%	99.0%	99.8%	99.7%
Front Gate Plaza	85.7%	98.0%	100.0%	96.0%
Gateway Fashion Center	95.6%	83.0%	82.2%	84.1%
Foothill Village Plaza	97.1%	88.3%	86.7%	90.3%
Pueblo Shopping Center	93.1%	92.8%	87.9%	95.7%
Total / Wtd. Avg. Portfolio	94.2%	89.5%	88.6%	90.3%

(1)	As provided by the borrowers and represents occupancy as of December 31, unless otherwise indicated.
(2)
Occupancy includes In Shape Health Club at the Front Gate Plaza Property, VA Clinic at the Gateway Fashion Center Property, Korean BBQ at the Foothill Village Plaza Property and Korean BBQ at the Pueblo Shopping Center Property, tenants that have signed leases to occupy 25,822 SF, 9,999 SF, 6,500 SF and 4,300 SF at the Multi-State Retail Portfolio Properties, respectively, but have not yet taken occupancy of their respective space. The borrower anticipates that In Shape Health Club will take occupancy at the Front Gate Plaza Property in January 2015 and will commence paying rent in June 2015. The borrower anticipates that VA Clinic will take occupancy at the Gateway Fashion Center Property and commence paying rent in January 2015. The borrower anticipates that Korean BBQ will take occupancy at the Foothill Village Plaza Property and commence paying rent in December 2014. The borrower also anticipates that Korean BBQ will take occupancy at the Pueblo Shopping Center Property and commence paying rent in February 2015. We cannot assure you that these tenants will take occupancy and commence rent payments as expected or at all.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Multi-State Retail Portfolio Properties:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 6/30/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$6,509,526	$6,790,760	$6,995,474	$7,061,680	$7,729,955	$10.53
Overage Rent	464,326	539,370	491,023	502,054	502,004	0.68
Gross Up Vacancy	0	0	0	0	652,811	0.89
Total Rent	$6,973,852	$7,330,130	$7,486,497	$7,563,734	$8,884,770	$12.10
Total Reimbursables	1,395,991	1,464,577	1,629,658	1,900,472	1,794,502	2.44
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(765,091)	(1.04)
Effective Gross Income	$8,369,843	$8,794,707	$9,116,155	$9,464,206	$9,914,181	$13.50

Total Operating Expenses	$2,730,208	$2,629,592	$2,814,022	$2,155,109	$2,908,533	$3.96

Net Operating Income	$5,639,635	$6,165,115	$6,302,133	$7,309,097	$7,005,648	$9.54
TI/LC	0	0	0	0	338,675	0.46
Capital Expenditures	0	0	0	0	174,778	0.24
Net Cash Flow	$5,639,635	$6,165,115	$6,302,133	$7,309,097	$6,492,196	$8.84

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 6/30/2014 and rent steps through 2/1/2015.

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Appraisal.  According to the appraisals, the Multi-State Retail Portfolio Properties had an aggregate “as-is” appraised value of $92,080,000 as of the related effective dates, which range from July 9, 2014 to July 25, 2014. The Pueblo Shopping Center Property is expected to have an “as stabilized” value of $9,400,000 as of February 1, 2015.

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Environmental Matters.  According to the Phase I environmental reports, dated from July 17, 2014 to July 22, 2014, there are no recognized environmental conditions or recommendations for further action at the Orange Plaza Shopping Center Property, the Gateway Fashion Center Property or the Pueblo Shopping Center Property. An environmental consultant noted on-site drycleaners at both the Front Gate Plaza Property and the Foothill Village Plaza Property and recommended Phase II testing. In lieu of Phase II tests, the related borrowers obtained environmental insurance with the lender named as the insured for both the Front Gate Plaza Property and the Foothill Village Plaza Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

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Market Overview and Competition. The Orange Plaza Shopping Center Property is an anchored retail center located in Redlands, California.  As of 2014, the population within a three- and five-mile radius of the Orange Plaza Shopping Center Property was estimated to be 73,186 and 145,595, respectively. The three-mile population at the Orange Plaza Shopping Center Property has increased 12.3% since 2000, while the five-mile population has grown 15.7% since 2000. The 2014 median household income within a three- and five-mile radius of the Orange Plaza Shopping Center Property is $58,280 and $58,864, respectively. According to a market research report, the Colton/San Bernardino retail market contained approximately 9.4 million SF as of the first quarter of 2014 with a direct vacancy of 9.9%. The appraiser identified seven properties containing approximately 1.6 million SF that compete with the Orange Plaza Shopping Center Property. The vacancy rate within the competitive set is 2.8%.

The following table presents certain information relating to the primary competition for the Orange Plaza Shopping Center Property:

Competitive Set(1)
	Orange Plaza Shopping Center	Brookside Plaza	Citrus Plaza	Citrus Village
Distance from Subject	-	2.2 miles	2.2 miles	0.9 miles
Property Type	Retail	Retail	Retail	Retail
Year Built	1990, 2005	1985	2005	1980
Total GLA	82,036	143,000	523,037	162,185
Total Occupancy	99.7%	92%	99%	88%
Anchors	Office Depot, Trader Joe’s	Stater Bros., Hancock Fabrics	Target, Kohl’s	Albertson’s, Rite Aid, 24 Hour Fitness
	Orange Tree Marketplace	Pavilion at Redlands	Redlands Town Center	West Side Plaza
Distance from Subject	2.3 miles	3.1 miles	2.2 miles	8.3 miles
Property Type	Retail	Retail	Retail	Retail
Year Built	2005	1995	2007	1992
Total GLA	85,789	251,898	318,000	107,500
Total Occupancy	100%	99%	99%	98%
Anchors	Marshalls	WalMart, Food 4 Less	JC Penney	El Super, CVS

(1)	Source: Appraisal.

The Front Gate Plaza Property is an anchored retail center located in Lancaster, California.  As of 2014, the population within a three- and five-mile radius of the Front Gate Plaza Property was estimated to be 81,859 and 123,435, respectively. The 2014 median household income within a three- and five-mile radius of the Front Gate Plaza Property is $40,073 and $42,819, respectively. According to a market research report, the Santa Clarita/Palmdale/Lancaster retail market contains approximately 9.2 million SF as of the second quarter of 2014 with a direct vacancy of 8.2%. The appraiser identified seven properties containing approximately 1.2 million SF that compete with the Front Gate Plaza Property. The vacancy rate within the competitive set is 7.1%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

The following table presents certain information relating to the primary competition for the Front Gate Plaza Property:

Competitive Set(1)
	Front Gate Plaza	Lancaster Commerce Center	Valley Central West	Albertsons Center
Distance from Subject	-	4.5 miles	5.1 miles	1.8 miles
Property Type	Retail	Retail	Retail	Retail
Year Built	1990	1984	1990	1991
Total GLA	128,378	554,000	94,823	107,006
Total Occupancy	96.0%	92%	95%	97%
Anchors	Stater Bros.	Target, Big Lots	Food 4 Less, Petsmart	Albertson’s/Sav-O
	Lancaster Square	Quartz Hill Plaza	Quartz Hill Towne Center	West Lancaster Plaza
Distance from Subject	3.0 miles	11.0 miles	8.2 miles	6.9 miles
Property Type	Retail	Retail	Retail	Retail
Year Built	1980	2004	1991	1990
Total GLA	61,365	93,348	155,792	153,488
Total Occupancy	84%	98%	94%	91%
Anchors	NAP	Albertson’s	Vons, CVS	Stater Bros.

(1)	Source: Appraisal.

The Gateway Fashion Center Property is a regional mall located in Bismarck, North Dakota.  As of 2014, the population within a three- and five-mile radius of the Gateway Fashion Center Property was estimated to be 57,169 and 79,404, respectively. The 2014 median household income within a three- and five-mile radius of the Gateway Fashion Center Property is $53,189 and $58,771, respectively. As of July 2014, the jobless rate had fallen to 2.4% in Bismarck. The appraiser identified seven properties containing approximately 2.8 million SF that compete with the Gateway Fashion Center Property. The vacancy rate within the competitive set is 10.7%.

The following table presents certain information relating to the primary competition for the Gateway Fashion Center Property:

Competitive Set(1)
	Gateway Fashion Center	Pinehurst Square West	Prairie Hills Mall	Westgate Mall
Distance from Subject	-	2.1 miles	5.1 miles	331.0 miles
Property Type	Regional Mall	Power Center	Regional Mall	Regional Mall
Year Built	1978	2006	1978	1985
Total GLA	329,946	69,142	267,506	239,615
Total Occupancy	84.1%	96%	98%	97%
Anchors	Sears Roebuck & Co., Carmike Cinemas, Hancock Fabrics, Jo-Ann Fabrics	Best Buy, TJ Maxx, Petsmart, Old Navy	Kmart, Herbergers, JC Penney	Herbergers, Dunham’s, Big Lots
	Dakota Square Mall	Kirkwood Mall	Kandi Mall	Westridge Mall
Distance from Subject	106.0 miles	3.2 miles	357.0 miles	248.0 miles
Property Type	Regional Mall	Regional Mall	Regional Mall	Regional Mall
Year Built	1980	1980	1973, 1994	1977, 1982
Total GLA	814,559	710,871	451,861	210,824
Total Occupancy	99%	98%	73%	35%
Anchors	JC Penney, Target, Sears, Herbergers, Barnes & Noble	Scheel’s, JC Penney, Keating Furniture, Herbergers	Herbergers, JC Penney	Herbergers, Dunham’s

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

The Foothill Village Plaza Property is an unanchored retail center located in Rancho Cucamonga, California.  As of 2014, the population within a three- and five-mile radius of the Foothill Village Plaza Property was estimated to be 171,827 and 332,185, respectively. The 2014 median household income within a three- and five-mile radius of the Foothill Village Plaza Property is $56,907 and $59,547, respectively. According to a market research report, the Rancho Cucamonga/Chino retail market contained approximately 9.9 million SF as of the first quarter of 2014 with a direct vacancy of 10.0%. The appraiser identified seven properties containing approximately 1.9 million SF that compete with the Foothill Village Plaza Property. The vacancy rate within the competitive set is 12.9%.

The following table presents certain information relating to the primary competition for the Foothill Village Plaza Property:

Competitive Set(1)
	Foothill Village Plaza	Foothill Marketplace	Grove Plaza	Masi Plaza
Distance from Subject	-	0.9 miles	9.2 miles	3.3 miles
Property Type	Retail	Retail	Retail	Retail
Year Built	1990	1994	1985	1997, 2002
Total GLA	87,650	529,700	122,605	171, 707
Total Occupancy	90.3%	85%	65%	75%
Anchors	NAP	WalMart, Living Spaces Furniture, Food 4 Less, Sport Chalet	CVS Pharmacy	24-Hour Fitness
	Ontario Village	Piemonte at Ontario Center	Terra Vista Towne Center	Town Center Square
Distance from Subject	6.0 miles	4.7 miles	2.0 miles	2.5 miles
Property Type	Retail	Retail	Retail	Retail
Year Built	1988	2007	1990	1990
Total GLA	97,149	111,766	610,922	225,923
Total Occupancy	91%	94%	95%	87%
Anchors	Stater Bros., DD’s Discounts	Best Buy, Petsmart, DSW Shoe Warehouse	Target, Hobby Lobby, Bally’s Total Fitness, Michaels	Stein Mart, Office Max, Barnes & Noble

(1)	Source: Appraisal.

The Pueblo Shopping Center Property is an anchored retail property located in Pueblo, Colorado.  As of 2014, the population within a three- and five-mile radius of the Pueblo Shopping Center Property was estimated to be 59,028 and 92,754, respectively. The 2014 median household income within a three- and five-mile radius of the Pueblo Shopping Center Property is $33,881 and $34,143, respectively. According to a market research report, the Pueblo retail market contained 3.3 million SF as of the second quarter of 2014 with a direct vacancy of 4.9%. The appraiser identified seven properties containing 491,052 SF that compete with the Pueblo Shopping Center Property. The vacancy rate within the competitive set is 22.3%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

The following table presents certain information relating to the primary competition for the Pueblo Shopping Center Property:

Competitive Set(1)
	Pueblo Shopping Center	Albertson’s Village	Galleria West	Belmont Shopping Center
Distance from Subject	-	1.8 miles	1.8 miles	1.8 miles
Property Type	Retail	Retail	Retail	Retail
Year Built	1977	2004	1987	1961
Total GLA	106,276	92,297	25,400	81,289
Total Occupancy	95.7%	98%	75%	96%
Anchors	King Soopers	Albertson’s	NAP	NAP
	Regency Square	Sunset Plaza	Pueblo West Shopping Center	Dollar General
Distance from Subject	9.1 miles	6.2 miles	8.5 miles	5.2 miles
Property Type	Retail	Retail	Retail	Retail
Year Built	1979	1961	2007	2012
Total GLA	121,896	150,344	10,800	9,026
Total Occupancy	86%	56%	100%	100%
Anchors	Office Depot, Harbor Freight, Sunflower Bank, Dollar Tree	Rent to Own, Arc Thrift Store, Family Dollar	NAP	Dollar General

(1)	Source: Appraisal.

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The Borrowers.  The borrowers are three Delaware limited liability companies and two California limited liability companies, each a single-purpose entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Multi-State Retail Portfolio Loans. The guarantor of the non-recourse carveouts under the Multi-State Retail Portfolio Loans is Maryam Arjmand.

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Escrows.  On the origination date, the borrowers funded escrow reserves in the aggregate amounts of (i) $614,301 for certain real estate tax expenses, (ii) $211,173 for certain insurance expenses, (iii) $100,000 jointly for capital expenditures and tenant improvements and leasing commissions, (iv) $1,100,000 for tenant improvements and leasing commissions, (v) $1,050,000 for a reserve related to In Shape Health Club, a tenant at the Front Gate Plaza Property which has signed a lease but has not yet taken occupancy or commenced paying rent, (vi) $1,396,816 for a TI/LC reserve related to VA Clinic, a tenant at the Gateway Fashion Center Property which has signed a lease but has not yet taken occupancy or commenced paying rent, (vii) a $500,000 holdback related to Korean BBQ, a tenant at the Pueblo Shopping Center Property which has signed a lease but has not yet taken occupancy or commenced paying rent and a (viii) $450,000 for a TI/LC reserve related to Korean BBQ, a tenant at the Foothill Village Plaza Property which has signed a lease but has not yet taken occupancy or commenced paying rent.

On each due date, the borrowers are required to fund (1) tax and insurance reserves in an aggregate amount equal to one-twelfth of the amount the lender reasonably estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve-month period, which currently equates to $81,158 and $30,848, respectively, (2) tenant improvement and leasing commission reserves in the aggregate monthly amount of $41,296 and (3) replacement reserves in the aggregate monthly amount of $14,565. Tenant improvement and leasing commission reserves are capped at $400,000, $400,000, $1,500,000 (in the aggregate held in the tenant improvements and leasing commissions, and VA Clinic reserves) and $300,000 for the Orange Plaza Shopping Center Loan, the Front Gate Plaza Loan, the Gateway Fashion Center Loan and the Foothill Village Plaza Loan, respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

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Lockbox and Cash Management.  The Orange Plaza Shopping Center Loan is structured with a springing lockbox and springing cash management. During the continuance of an Orange Plaza Shopping Center Sweep Event, the related borrower is required to direct tenants to pay rent directly to a lender-controlled lockbox account and all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of, among other things, debt service, funding of monthly escrows and property operating expenses, with any excess to be held by the lender as additional security for the Orange Plaza Shopping Center Loan.

An “Orange Plaza Shopping Center Sweep Event” means any period commencing upon any of the following events: (i) the occurrence of an event of default under the Orange Plaza Shopping Center Loan, (ii) the debt service coverage ratio of the Orange Plaza Shopping Center Property (based on the trailing 12 calendar months and as determined by the lender) is at any time less than 1.10x or (iii) a Vons Trigger Event. Such Orange Plaza Shopping Center Sweep Event will terminate, (1) with respect to an Orange Plaza Shopping Center Sweep Event commenced in connection with clause (i), upon the cure, if any, of such event of default under the Orange Plaza Shopping Center Loan and the lender’s acceptance of such cure, in the lender’s sole discretion (provided no other Orange Plaza Shopping Center Sweep Event is in effect), (2) with respect to an Orange Plaza Shopping Center Sweep Event commenced in connection with clause (ii), if the debt service coverage ratio of the Orange Plaza Shopping Center Property (based on trailing 12 calendar months and as determined by the lender) is equal to or greater than 1.20x for two consecutive calendar quarters (provided no other Orange Plaza Shopping Center Sweep Event is in effect), and (3) with respect to an Orange Shopping Center Sweep Event commenced in connection with clause (iii), upon a Vons Cure (provided no other Orange Plaza Shopping Center Sweep Event is in effect).

A “Vons Trigger Event” means the occurrence of one or more of the following: (i) Vons vacates its leased space, (ii) Vons becomes the subject of bankruptcy or insolvency proceedings or (iii) Vons ceases to operate at its leased space.

A “Vons Cure” means (1) with respect to a Vons Trigger Event commenced in connection with clause (i) or (iii), the lender has received satisfactory evidence that Vons or a satisfactory replacement tenant is open for business in the entire Vons leased space or (2) with respect to a Vons Trigger Event commenced in connection with clause (ii) of the preceding paragraph, the lender has received satisfactory evidence that Vons is no longer the subject of any bankruptcy or insolvency proceedings.

The Front Gate Plaza Loan is structured with a springing lockbox and springing cash management. During the continuance of a Front Gate Plaza Sweep Event, the related borrower is required to direct tenants to pay rent directly to a lender-controlled lockbox account and all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of, among other things, debt service, funding of monthly escrows and property operating expenses, with any excess to be held by the lender as additional security for the loan.

A “Front Gate Plaza Sweep Event” means any period commencing upon any of the following events: (i) the occurrence of an event of default under the Front Gate Plaza Loan or (ii) the debt service coverage ratio of the Front Gate Plaza Property (based on the trailing 12 calendar months and as determined by the lender) is at any time less than 1.10x. Such Front Gate Plaza Sweep Event will terminate, (1) with respect to a Front Gate Plaza Sweep Event commenced in connection with clause (i), upon the cure, if any, of such event of default under the Front Gate Plaza Loan and the lender’s acceptance of such cure, in the lender’s sole discretion (provided no other Front Gate Plaza Sweep Event is in effect), and (2) with respect to an Front Gate Plaza Sweep Event commenced in connection with clause (ii), if the debt service coverage ratio of the Front Gate Plaza Property (based on trailing 12 calendar months and as determined by the lender) is equal to or greater than 1.20x for two consecutive calendar quarters (provided no other Front Gate Plaza Sweep Event is in effect).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

The Gateway Fashion Center Loan is structured with a hard lockbox at origination and springing cash management. The related borrower is required to direct the tenants to pay rent directly to a lender-controlled lockbox account. The hard lockbox structure is in place from the date of origination until such time as the lender receives the following from the related borrower: (i) an approved lease extension and estoppel from St. Alexius Medical Center, and (ii) a fully executed lease and estoppel from Longhorn Steakhouse stating that such tenant has taken possession of its space. Once the foregoing conditions are satisfied and provided a Gateway Fashion Center Sweep Event has not yet occurred, the lockbox will transition to a springing lockbox until the occurrence of a future Gateway Fashion Center Sweep Event. So long as a Gateway Fashion Center Sweep Event is not then in effect, all funds in the lockbox will be remitted on each business day to the borrower’s operating account. During the continuance of a Gateway Fashion Center Sweep Event, all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of, among other things, debt service, funding of monthly escrows and property operating expenses, with any excess to be held by the lender as additional security for the loan.

A “Gateway Fashion Center Sweep Event” means any period commencing upon any of the following events: (i) the occurrence of an event of default under the Gateway Fashion Center Loan, (ii) the debt service coverage ratio of the Gateway Fashion Center Property (based on the trailing 12 calendar months and as determined by the lender) is at any time less than 1.50x, (iii) a Sears Trigger Event or (iv) Leasing Trigger Event. Such Gateway Fashion Center Sweep Event will terminate, (1) with respect to a Gateway Fashion Center Sweep Event commenced in connection with clause (i), upon the cure, if any, of such event of default under the Gateway Fashion Center Loan and the lender’s acceptance of such cure, in the lender’s sole discretion (provided no other Gateway Fashion Center Sweep Event is in effect), (2) with respect to a Gateway Fashion Center Sweep Event commenced in connection with clause (ii), if the debt service coverage ratio of the Gateway Fashion Center Property (based on trailing 12 calendar months and as determined by the lender) is equal to or greater than 1.60x for two consecutive calendar quarters (provided no other Gateway Fashion Center Sweep Event is in effect), (3) with respect to a Gateway Fashion Center Sweep Event commenced in connection with clause (iii), upon a Sears Cure (provided no other Gateway Fashion Center Sweep Event is in effect), and (4) with respect to a Gateway Fashion Center Sweep Event commenced in connection with clause (iv), upon a Leasing Trigger Event Cure.

A “Sears Trigger Event” means any period commencing upon any of the following events: (i) Sears fails to extend for its entire leased space for five years or more on or before the date that is one year prior to the then current expiration, (ii) Sears gives notice to vacate or vacates its leased space at the Gateway Fashion Center Property, (iii) Sears becomes the subject of any bankruptcy or insolvency proceedings or (iv) Sears goes dark or otherwise ceases operations at the Gateway Fashion Center Property.

A “Sears Cure” means (a)(1) with respect to a Sears Trigger Event commenced in connection with clause (i), the lender has received an approved leasing extension and estoppel from Sears for its entire leased space, (2) with respect to a Sears Trigger Event commenced in connection with clause (i) or (ii), the lender has received a fully-executed replacement lease and estoppel from a satisfactory replacement tenant for the entire Sears space, or (3) with respect to a Sears Trigger Event commenced in connection with clause (iii), the lender has received satisfactory evidence that Sears is no longer the subject of any bankruptcy or insolvency proceedings, and (b) with respect to a Sears Trigger Event commenced in connection with clause (i), (ii), (iii) or (iv), the lender has received all applicable permanent certificates of occupancy and other governmental permits, if any, allowing Sears to open for business, and lender has received satisfactory evidence that Sears is open for business.

A “Leasing Trigger Event” means that the lender has not received the following by December 9, 2014: (i) an approved lease extension and estoppel from St. Alexius Medical Center and (ii) a fully executed lease with a term of no less than ten years and estoppel from Longhorn Steakhouse.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

A “Leasing Trigger Event Cure” means that the lender has received the following: (i) an approved lease extension and estoppel from St. Alexius Medical Center or a satisfactory replacement tenant and (ii) a fully executed lease with a term of no less than ten years and estoppel from Longhorn Steakhouse stating that the tenant has taken possession of its space.

The Foothill Village Plaza Loan is structured with a springing lockbox and springing cash management. During the continuance of a Foothill Village Plaza Sweep Event, the related borrower is required to direct tenants to pay rent directly to a lender-controlled lockbox account and all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of, among other things, debt service, funding of monthly escrows and property operating expenses, with any excess to be held by the lender as additional security for the loan.

A “Foothill Village Plaza Sweep Event” means any period commencing upon any of the following events: (i) the occurrence of an event of default under the Foothill Village Plaza Loan or (ii) the debt service coverage ratio of the Foothill Village Plaza Property (based on the trailing 12 calendar months and as determined by the lender) is at any time less than 1.10x. Such Foothill Village Plaza Sweep Event will terminate, (1) with respect to a Foothill Village Plaza Sweep Event commenced in connection with clause (i), upon the cure, if any, of such event of default under the Foothill Village Plaza Loan and the lender’s acceptance of such cure, in the lender’s sole discretion (provided no other Foothill Village Plaza Sweep Event is in effect), and (2) with respect to a Foothill Village Plaza Sweep Event commenced in connection with clause (ii), if the debt service coverage ratio of the Foothill Village Plaza Property (based on trailing 12 calendar months and as determined by the lender) is equal to or greater than 1.20x for two consecutive calendar quarters (provided no other Foothill Village Plaza Sweep Event is in effect).

The Pueblo Shopping Center Loan is structured with a springing lockbox and springing cash management. During the continuance of a Pueblo Shopping Center Sweep Event, the related borrower is required to direct tenants to pay rent directly to a lender-controlled lockbox account and all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of, among other things, debt service, funding of monthly escrows and property operating expenses, with any excess to be held by the lender as additional security for the loan.

A “Pueblo Shopping Center Sweep Event” means any period commencing upon any of the following events: (i) the occurrence of an event of default under the Pueblo Shopping Center Loan, (ii) the debt service coverage ratio of the Pueblo Shopping Center Property (based on the trailing 12 calendar months and as determined by the lender) is at any time less than 1.10x or (iii) a King Soopers Trigger Event. Such Pueblo Shopping Center Sweep Event Period will terminate, (1) with respect to a Pueblo Shopping Center Sweep Event commenced in connection with clause (i), upon the cure, if any, of such event of default under the Pueblo Shopping Center Loan and the lender’s acceptance of such cure, in the lender’s sole discretion (provided no other Pueblo Shopping Center Sweep Event is in effect), (2) with respect to a Pueblo Shopping Center Sweep Event commenced in connection with clause (ii), if the debt service coverage ratio of the Pueblo Shopping Center Property (based on trailing 12 calendar months and as determined by the lender) is equal to or greater than 1.20x for two consecutive calendar quarters (provided no other Pueblo Shopping Center Sweep Event is in effect), and (3) with respect to a Pueblo Shopping Center Sweep Event commenced in connection with clause (iii), upon a King Soopers Cure (provided no other Pueblo Shopping Center Sweep Event is in effect).

A “King Soopers Trigger Event” means any period commencing upon any of the following events: (i) King Soopers fails to extend its lease for its entire leased space for five years or more on or before the date that is one year prior to the then current expiration, (ii) King Soopers gives notice to vacate or vacates the leased space at the Pueblo Shopping Center Property, (iii) King Soopers becomes the subject of any bankruptcy or insolvency proceedings or (iv) King Soopers goes dark or otherwise ceases operations at the Pueblo Shopping Center Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

A “King Soopers Cure” means (a)(1) with respect to a King Soopers Trigger Event commenced in connection with clause (i), the lender has received an approved leasing extension and estoppel from King Soopers for its entire leased space, (2) with respect to a King Soopers Trigger Event commenced in connection with clause (i) or (ii), the lender has received a fully-executed replacement lease and estoppel from a satisfactory replacement tenant for the entire King Soopers space, or (3) with respect to a King Soopers Trigger Event commenced in connection with clause (iii), the lender has received satisfactory evidence that King Soopers is no longer the subject of any bankruptcy or insolvency proceedings, and (b) with respect to a King Soopers Trigger Event commenced in connection with clause (i), (ii), (iii) or (iv), the lender has received all applicable permanent certificates of occupancy and other governmental permits, if any allowing King Soopers to open for business, and lender has received satisfactory evidence that King Soopers is open for business.

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Property Management. The Multi-State Retail Portfolio Properties are currently managed by Primero Management, Inc. pursuant to certain management agreements. Pursuant to the terms of the Multi-State Retail Portfolio Loans, the Multi-State Retail Portfolio Properties may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. During or upon any of (i) the continuance of an event of default under the Multi-State Retail Portfolio Loans, (ii) the debt service coverage ratio with respect to any of the Multi-State Portfolio Properties (based on the trailing 12 calendar months and as determined by the lender) being at any time less than 1.10x, (iii) the continuance of a default by the property manager under the management agreements beyond any applicable notice and cure period, (iv) the filing of a bankruptcy petition or a similar event with respect to the property manager or (v) the property manager’s engagement in gross negligence, fraud, willful misconduct or misappropriation of funds, the lender may require the borrowers (or, in the event of a debt service coverage ratio fails to meet the requirements under clause (ii), the applicable borrower) to terminate the management agreements and replace the property manager with a new property manager selected by the borrowers, subject to the lender’s reasonable approval, and with respect to which a Rating Agency Confirmation has been received.

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Mezzanine or Secured Subordinate Indebtedness.  Future subordinate mezzanine financing is permitted for the Gateway Fashion Center Loan, provided, among other things, (i) the mezzanine loan together with the Gateway Fashion Center Loan have a combined loan-to-value ratio of no greater than 52.8%; (ii) the mezzanine loan together with the Gateway Fashion Center Loan have a combined debt yield of no less than 19.0%; (iii) the debt service coverage ratio (taking into account the mezzanine loan and the Gateway Fashion Center Loan) is at least 2.50x; (iv) the mezzanine lender under the mezzanine loan is acceptable to the lender under the Gateway Fashion Center Loan in its sole discretion; (v) the mezzanine lender has entered into an acceptable intercreditor agreement and (vi) the mezzanine loan will be required to mature on the maturity date under the Gateway Fashion Center Loan. Additionally, future subordinate mezzanine financing is permitted for the Foothill Village Plaza Loan, provided, among other things, (i) the mezzanine loan together with the Foothill Village Plaza Loan have a combined loan-to-value ratio of no greater than 61.8%; (ii) the mezzanine loan together with the Foothill Village Plaza Loan have a combined debt yield of no less than 9.25%; (iii) the debt service coverage ratio (taking into account the mezzanine loan and the Foothill Village Plaza Loan) is at least 1.50x; (iv) the mezzanine lender under the mezzanine loan is acceptable to the lender under the Foothill Village Plaza Loan in its sole discretion; (v) the mezzanine lender has entered into an acceptable intercreditor agreement and (vi) the mezzanine loan will be required to mature on the maturity date under the Foothill Village Plaza Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MULTI-STATE RETAIL PORTFOLIO

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Partial Release/Defeasance.  Each Multi-State Retail Portfolio Property may be released from the lien of its related Multi-State Retail Portfolio Loan in connection with a defeasance subject to the satisfaction of certain conditions (the “Defeasance Conditions”), including but not limited to: (i) delivery of defeasance collateral in an amount equal to the greater of (a) 125% of the outstanding principal balance of such related Multi-State Retail Portfolio Loan and (b) an amount which would result in the debt service coverage ratio on the Multi-State Retail Portfolio Properties remaining subject to the liens of the applicable Multi-State Retail Portfolio Loans, in the aggregate, being not less than 1.25x, (ii) the loan-to-value ratio of the Multi-State Retail Portfolio Properties remaining subject to the liens of the applicable Multi-State Retail Portfolio Loans, in the aggregate, being no greater than 75% and (iii) delivery of a REMIC opinion.  Further, the cross-default, cross-collateralization and contribution agreement relating to the Multi-State Retail Portfolio Loans permits the termination of the cross-collateralization and cross-default provisions  with respect to any of such Multi-State Retail Portfolio Loans in connection with any aforementioned defeasance subject to the satisfaction of certain conditions, including but not limited to: (i) satisfaction of the Defeasance Conditions with respect to each such Multi-State Retail Portfolio Loan  being released from the cross-collateralization and cross-default provisions and (ii) delivery of a REMIC opinion.

In addition, the Front Gate Plaza Loan documents permit the release of a certain portion of the Front Gate Plaza Property currently leased to McDonald’s Corporation and the subject of a purchase and sale agreement between the related borrower and McDonald’s Corporation (the “Release Parcel”) subject to the satisfaction of certain conditions, including but not limited to (i)(a) payment of an amount such that the related securitization will not fail to maintain its status as a REMIC trust as a result of the release, together with any applicable interest shortfall and yield maintenance amount or (b) delivery of a REMIC opinion, (ii) satisfaction of the REMIC requirements, (iii) delivery of an endorsement to the title policy that contains, among other things, a confirmation of no change in priority of the lien of the Front Gate Plaza Loan with respect to the portion of the Front Gate Plaza Property that does not include the Release Parcel or in the amount of the insurance of the coverage of such portion under the title policy and (iv) delivery of a Rating Agency Confirmation.

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Terrorism Insurance.  The borrowers are required to maintain an “all-risk” insurance policy including coverage for certified and non-certified acts of terrorism (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Multi-State Retail Portfolio Properties, plus 12 months of business interruption coverage. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for Multi-State Retail Portfolio Properties are separately allocated under the blanket policy and that certain requirements are satisfied. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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FENLEY OFFICE PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

FENLEY OFFICE PORTFOLIO

INDIANA
KENTUCKY
CLARK COUNTY
OLDHAM COUNTY
JEFFERSON COUNTY
Ohio River
LOUISVILLE
Downtown
Clarksville
Jeffersonville
Utica
Oak Park
Prospect
Crestwood
Orchard Grass Hills
Pewee Valley
Glenview
Indian Hills
Bancroft
Langdon Place
Graymoor-Devondale
Creekside
Lyndon
Anchorage
Norwood
St. Matthews
Bellemeade
Middletown
Hurstbourne
Douglass Hills
Forest Hills
Houston Acres
St. Regis Park
Buechel
Jeffersontown
Watterson Park
Newburg
Fern Creek
Okolona
Highview
Fairdale
Clark Regional Airport
Hidden Creek Golf Club
Key Electronics
Green Tree Mall
Norton Brownsboro Hospital
Springhurst Towne Center
Standard Country Club
Tom Sawyer State Park
Ford Motor Kentucky Truck Plant
Jewish Hospital Med. Ctr. Northeast
Louisville Country Club
Mohammad Ali Center
KFC Yum! Center
4th Street Live!
The Louisville Palace
Louisville Slugger Field
Cave Hill National Cemetery
Cherokee Park
Seneca Park Golf Course
Big Springs Country Club
Bowman Field
Mall St. Matthews
Oxmoor Center
Univ. of Louisville Shelby Campus
Plainview Village Center
Univ. of Louisville
Papa John's Cardinal Stadium
Bellarmine College
Louisville Zoo
Kentucky Fair and Expo Ctr.
Broadbent Arena
Churchill Downs
Kentucky Kingdom
Audubon Country Club
Louisville International Airport
GE Appliance Plant
Woodhaven Country Club
South Park Country Club
Covered Bridge Rd
Brownsboro Rd
Gene Snyder Frwy
Chestnut Pike
Salem Rd
Hamburg Pike
Allison Ln
Middle Rd
Port Rd
River Rd
Utica Pike
Zorn Ave
Westport Rd
Shelbyville Rd
E. Broadway
Eastern Pkwy
Poplar Level Rd
Taylorsville Rd
Hikes Ln
Bardstown Rd
Hurstbourne Pkwy
Blankenbaker Pkwy
Rehl Rd
Watterson Trail
Shepherdsville Rd
Preston Hwy
Fern Valley Rd
National Tpke
Outer Loop
Fairdale Rd
Park Rd
LaGrange Rd
7th St
3rd St
Fenley Office Portfolio

Fenley Office Portfolio

1	One Olympia Park Plaza	Louisville, KY
2	Two and Three Corporate Center	Louisville, KY
3	614 & 620 West Main Street	Louisville, KY
4	Five Corporate Center	Louisville, KY
5	Fenley Office Park Building C	Louisville, KY
6	One Triton Office Park	Louisville, KY
7	One Corporate Center	Louisville, KY
8	Fenley Office Park Building B	Louisville, KY
9	Fenley Office Park Building A	Louisville, KY
10	Six Corporate Center	Louisville, KY
11	Browenton Place	Louisville, KY

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

FENLEY OFFICE PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	11	Loan Seller	CGMRC
Location (City/State)	Louisville, Kentucky	Cut-off Date Principal Balance(3)	$60,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)	$114.85
Size (SF)	922,903	Percentage of Initial Pool Balance	7.1%
Total Occupancy as of 6/1/2014	91.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/1/2014	91.5%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	4.8200%
Appraised Value(1)	$148,600,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Term (Months)	24

Underwritten Revenues	$17,503,089
Underwritten Expenses	$6,665,695	Escrows
Underwritten Net Operating Income (NOI)	$10,837,394	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$9,729,196	Taxes	$592,850	$84,693
Cut-off Date LTV Ratio(1)(2)	71.3%	Insurance	$25,191	$12,595
Maturity Date LTV Ratio(2)	61.4%	Replacement Reserve(4)	$0	$15,382
DSCR Based on Underwritten NOI / NCF(2)	1.62x / 1.45x	TI/LC(5)	$0	$76,908
Debt Yield Based on Underwritten NOI / NCF(2)	10.2% / 9.2%	Other(6)	$310,251	$116,643

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$106,000,000	89.8%	Loan Payoff	$109,824,762	93.1%
Subordinate Debt	11,000,000	9.3	Other Uses(7)	5,500,000	4.7
Other Sources	988,000	0.8	Closing Costs	1,734,946	1.5
			Reserves	928,292	0.8
Total Sources	$117,988,000	100.0%	Total Uses	$117,988,000	100.0%

(1)
Appraised Value is based on “as is” portfolio value. The aggregate appraised “as-is” value of the mortgaged properties on an individual basis is $139,450,000, which results in a Cut-off Date LTV Ratio of 76.0%. See “—Appraisal” below.

(2)	Calculated based on the aggregate principal balance of the Fenley Office Portfolio Loan Combination.
(3)
The Cut-off Date Balance of $60,000,000 represents note A-1 of a $106,000,000 loan combination evidenced by two pari passu notes. The companion loan is the note A-2 in the principal balance of $46,000,000 as of the Cut-off Date that is currently held by Citigroup Global Markets Realty Corp. and is expected to be contributed to a future securitization.

(4)	The Replacement Reserve is capped at $750,000. See “—Escrows” below.
(5)
The TI/LC Reserve is capped at $2,000,000. Additionally, the TI/LC Reserve monthly deposit will increase to $153,817 upon the earlier to occur of August 6, 2016 and the amount in the TI/LC Reserve account being equal to or greater than $2,000,000. See “—Escrows” below.

(6)
The Other upfront reserve of $310,251 represents a deferred maintenance reserve ($122,438) and an unfunded obligations reserve ($187,813). The Other monthly reserve represents an unfunded obligations reserve. The unfunded obligations reserve is capped at $466,571. See “—Escrows” below.

(7)	Other Uses consist of a total of $5,500,000 used to buy out the ownership interests of prior partners in Fenley Real Estate.

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The Mortgage Loan.  The mortgage loan (the “Fenley Office Portfolio Loan”) is part of a loan combination (the “Fenley Office Portfolio Loan Combination”) evidenced by two pari passu notes that are together secured by first mortgages encumbering the borrower’s fee interests in 11 properties, comprised of 13 office buildings, located in Louisville, Kentucky (collectively, the “Fenley Office Portfolio Properties”).  The Fenley Office Portfolio Loan to be contributed to the Issuing Entity (which is evidenced by note A-1 and represents the controlling interest in the Fenley Office Portfolio Loan Combination) had an original principal balance of $60,000,000, has an outstanding principal balance as of the Cut-off Date of $60,000,000 and represents approximately 7.1% of the Initial Pool Balance. The related companion loan (the “Fenley Office Portfolio Companion Loan”) (which is evidenced by note A-2 and represents the non-controlling interest in the Fenley Office Portfolio Loan Combination) is currently held by Citigroup Global Markets Realty Corp., is expected to be contributed to a future securitization transaction, had an original principal balance of $46,000,000 and has an outstanding principal balance as of the Cut-off Date of $46,000,000. The Fenley Office Portfolio Loan Combination was originated by Citigroup Global Markets Realty Corp. on August 1, 2014.  The Fenley Office Portfolio Loan Combination had an original principal balance of $106,000,000 and has an outstanding principal balance as of the Cut-off Date of $106,000,000 and each of the Fenley Office Portfolio Loan and Fenley Office Portfolio Companion Loan accrues interest at an interest rate of 4.8200% per annum. The proceeds of the Fenley Office Portfolio Loan were primarily used to refinance the Fenley Office Portfolio Properties. The Fenley Office Portfolio Loan Combination will be serviced under the CGCMT 2014-GC25 pooling and servicing agreement. See “Description of the Mortgage Pool – The Loan Combinations” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Fenley Office Portfolio Loan and the Fenley Office Portfolio Companion Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

FENLEY OFFICE PORTFOLIO

The Fenley Office Portfolio Loan Combination had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date.  The Fenley Office Portfolio Loan Combination requires interest-only payments on each due date through and including the due date occurring in August 2016 and thereafter requires payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date for the Fenley Office Portfolio Loan Combination is the due date in August 2024. At any time after the earlier of (i) the second anniversary of the last securitization of any portion of the Fenley Office Portfolio Loan Combination and (ii) the fourth anniversary of the loan origination date, the Fenley Office Portfolio Loan Combination may be defeased in whole, or in part (see “—Release of Collateral” below) with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents.  In addition, the Fenley Office Portfolio Loan Combination is prepayable without penalty on or after June 6, 2024.

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The Mortgaged Properties. The Fenley Office Portfolio Properties consist of a mix of 13 Class A and Class B office buildings located in Louisville, Kentucky.  The Fenley Office Portfolio Properties were constructed between 1986 and 2002 and are located within the Louisville CBD, Hurstbourne Parkway/Shelbyville Road and Interstate 71/Brownsboro submarkets.  As of June 1, 2014, Total Occupancy and Owned Occupancy were both 91.5%.

The following table presents certain information relating to the Fenley Office Portfolio Properties:

Property Name	Submarket	Year Built	Building GLA	Occupancy(1)	Allocated Cut-off Date Loan Amount	% Allocated Cut-off Date Loan Amount	Appraised Value(2)	UW Gross Rent $ per SF	UW NCF
One Olympia Park Plaza	Interstate 71/ Brownsboro Road	2000-2001	119,587	92.4%	$10,075,472	16.8%	$22,300,000	$24.09	$1,570,375
Two and Three Corporate Center	Hurstbourne Parkway/ Shelbyville Road	1997	145,434	97.9%	9,056,604	15.1%	20,700,000	18.19	1,400,371
614 & 620 West Main Street	Central Business District	1992-1993, 2002	137,595	88.3%	7,358,491	12.3%	17,350,000	18.05	1,136,292
Five Corporate Center	Hurstbourne Parkway/ Shelbyville Road	1999	115,981	85.2%	6,792,453	11.3%	16,100,000	20.55	1,060,856
Fenley Office Park Building C	Interstate 71/ Brownsboro Road	2000-2001	62,934	94.4%	5,490,566	9.2%	12,250,000	25.71	1,007,969
One Triton Office Park	Hurstbourne Parkway/ Shelbyville Road	2001	104,303	95.3%	5,094,340	8.5%	12,600,000	18.29	991,184
One Corporate Center	Hurstbourne Parkway/ Shelbyville Road	1995-1996	77,862	92.0%	4,924,528	8.2%	11,400,000	20.92	852,664
Fenley Office Park Building B	Interstate 71/ Brownsboro Road	1996	45,349	93.2%	3,679,245	6.1%	8,500,000	23.87	607,479
Fenley Office Park Building A	Interstate 71/ Brownsboro Road	1995	44,844	83.0%	3,509,434	5.8%	8,700,000	23.56	494,768
Six Corporate Center	Hurstbourne Parkway/ Shelbyville Road	2000	35,022	91.4%	2,094,340	3.5%	4,950,000	20.46	332,942
Browenton Place	Interstate 71/ Brownsboro Road	1986-1987	33,992	87.3%	1,924,528	3.2%	4,600,000	20.01	274,297
Total / Wtd. Avg.			922,903	91.5%	$60,000,000	100.0%	$148,600,000	$20.68	$9,729,196

(1)	Occupancy as of June 1, 2014.
(2)
The appraised value of $148,600,000 represents the “as-is” appraised value of the Fenley Office Portfolio Properties as a combined portfolio. The aggregate “as-is” appraised values of the 11 individual Fenley Office Portfolio Properties is $139,450,000.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

FENLEY OFFICE PORTFOLIO

The following table presents certain information relating to the major tenants at the Fenley Office Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
ADP, Inc.(2)	NR/Aa1/AA	47,640	5.2%	$928,980	5.7%	$19.50	7/31/2015	1, 5-year option
Vogt Power Int'l Inc.(3)	NR/NR/NR	52,070	5.6	857,593	5.3	16.47	2/28/2022	1, 5-year option
UBS PaineWebber, Inc.(4)	A/A2/A	26,102	2.8	733,664	4.5	28.11	3/31/2018	2, 5-year options
AAF-McQuay(5)	NR/NR/NR	40,900	4.4	706,128	4.3	17.26	6/30/2027	2, 5-year options
Norton Properties, Inc.	NR/NR/NR	29,221	3.2	650,459	4.0	22.26	10/31/2022	2, 5-year options
Century Mortgage Co	NR/NR/NR	31,860	3.5	597,375	3.7	18.75	4/30/2018	1, 5-year option
Doe-Anderson Advertising	NR/NR/NR	29,214	3.2	511,245	3.1	17.50	12/31/2021	1, 5-year option
CNE Gas Holdings(6)	NR/NR/NR	23,669	2.6	486,871	3.0	20.57	2/28/2018	2, 3-year options
Morgan Stanley(7)	A/Baa2/A-	17,098	1.9	477,192	2.9	27.91	11/30/2022	3, 3-year options
CBS Interactive Inc.(8)(9)	BBB/Baa2/BBB	28,519	3.1	472,789	2.9	16.58	12/31/2021	2, 2-year options
Ten Largest Tenants		326,293	35.4%	$6,422,296	39.4%	$19.68
Remaining Tenants		518,605	56.2	9,859,896	60.6	19.01
Vacant		78,005	8.5	0	0.0	0.00
Total / Wtd. Avg. All Tenants		922,903	100.0%	$16,282,192	100.0%	$17.64

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
ADP, Inc. has the option to terminate its lease at any time with at least 12 months’ notice and payment of a fee equal to the unamortized portion of leasing commissions. ADP, Inc. also has the option to reduce its space by 5,000 SF with at least three months’ notice and payment of both (x) a termination fee equal to the unamortized portion of the landlord’s work and leasing commissions and (y) three months’ rent allocable to the reduced space.

(3)
Vogt Power Int’l Inc. has a one-time option to terminate its lease on February 28, 2019 with at least nine months’ notice and payment of a termination fee equal to three months rent plus the unamortized portion of the construction allowance and commissions within 30 days of such notice.

(4)
UBS PaineWebber, Inc. has the one-time option to terminate its lease on December 1, 2015 with at least nine months’ notice and payment of a termination fee equal to the unamortized portion of the construction allowance and commissions.

(5)	AAF-McQuay has the one-time option to terminate its lease on June 30, 2022 with at least 12 months prior notice.
(6)	CNE Gas Holdings has the one-time option to terminate its lease on February 29, 2016 with at least six months prior notice and payment of a termination fee of $309,142.
(7)	Morgan Stanley has the one-time option to terminate its lease on August, 31 2018 with at least 12 months prior notice and payment of a termination fee equal to $426,041.
(8)
CBS Interactive Inc. has the one time right to terminate its lease upon on September 30, 2019 with at least six months prior written notice and payment of a termination fee equal to the unamortized portion of the actual amounts incurred by the landlord for brokerage commissions.

(9)
CBS Interactive, Inc. has an executed lease, but has not yet taken occupancy or commenced paying rent with respect to 5,718 SF of their space. CBS Interactive, Inc. is expected to take occupancy and begin paying rent in January 2015. With respect to the 5,718 SF of space as to which CBS Interactive, Inc. is expected to take occupancy in January 2015, we cannot assure you that they will take occupancy and begin paying rent as expected or at all.

The following table presents the lease rollover schedule at the Fenley Office Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	97,916	10.6	10.6%	1,903,506	11.7	19.44	12
2016	151,104	16.4	27.0%	2,847,049	17.5	18.84	23
2017	52,509	5.7	32.7%	1,132,536	7.0	21.57	11
2018	148,962	16.1	48.8%	3,049,790	18.7	20.47	19
2019	79,707	8.6	57.4%	1,522,216	9.3	19.10	14
2020	17,535	1.9	59.3%	339,391	2.1	19.36	3
2021	75,204	8.1	67.5%	1,379,053	8.5	18.34	11
2022	98,389	10.7	78.2%	1,985,244	12.2	20.18	7
2023	36,735	4.0	82.1%	502,549	3.1	13.68	5
2024	0	0.0	82.1%	0	0.0	0.00	0
2025 & Thereafter	86,837	9.4	91.5%	1,620,858	10.0	18.67	8
Vacant	78,005	8.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	922,903	100.0%		$16,282,192	100.0%	$17.64	113

(1)	Calculated based on approximate square footage occupied by each owned tenant.
(2)
Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the applicable lease and that are not considered in the Lease Expiration Schedule.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

FENLEY OFFICE PORTFOLIO

The following table presents certain information relating to historical leasing at the Fenley Office Portfolio Properties:

Historical Leased %(1)
	2011	2012	2013	As of 6/1/2014

Fenley Office Portfolio Properties	85.0%	87.3%	89.6%	91.5%

(1)	As provided by the borrower which reflects average occupancy for the specified year unless otherwise indicated.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Fenley Office Portfolio Properties:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 5/31/2014	Underwritten	Underwritten $ per SF
Base Rent	$13,558,445	$14,626,833	$15,376,676	$15,228,515	$15,320,909	$16.60
Contractual Rent Steps(2)	0	0	0	0	961,283	1.04
Gross Up Vacancy	0	0	0	0	1,633,048	1.77
Total Rent	$13,558,445	$14,626,833	$15,376,676	$15,228,515	$17,915,240	$19.41
Total Reimbursables	949,606	200,105	62,014	339,851	1,109,253	1.20
Other Income(3)	188,255	272,996	169,231	178,661	112,058	0.12
Vacancy & Credit Loss	(48,883)	0	0	0	(1,633,463)	(1.77)
Effective Gross Income	$14,647,422	$15,099,935	$15,607,921	$15,747,027	$17,503,089	$18.97

Real Estate Taxes	938,545	$983,749	$967,920	$967,918	$1,020,447	$1.11
Insurance	88,409	148,006	93,626	131,766	143,948	0.16
Management Fee	418,808	293,774	315,792	316,941	525,093	0.57
Other Operating Expenses	4,408,969	3,757,638	3,710,618	4,106,207	4,976,207	5.39
Total Operating Expenses	$5,854,731	$5,183,168	$5,087,955	$5,522,832	$6,665,695	$7.22

Net Operating Income	$8,792,691	$9,916,766	$10,519,966	$10,224,196	$10,837,394	$11.74
TI/LC	0	0	0	0	920,147	1.00
Replacement Reserves	0	0	0	0	188,051	0.20
Net Cash Flow	$8,792,691	$9,916,766	$10,519,966	$10,224,196	$9,729,196	$10.54

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual rent steps are underwritten based upon the actual scheduled rent increases through March 1, 2015.
(3)	Other Income includes basement storage rental income and signage income.

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Appraisal. As of the appraisal valuation date of July 1, 2014, the Fenley Office Portfolio Properties had an aggregate “as-is” appraised value of $148,600,000, which represents the appraised value for the Fenley Office Portfolio Properties on a portfolio basis, as compared to the aggregate “as-is” appraised value of $139,450,000 for the 11 individual Fenley Office Portfolio Properties.

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Environmental Matters. Based on the Phase I environmental reports dated July 14, 2014 and July 15, 2014, there were no recommendations for further action other than, with respect to the Browenton Place property, an operations and maintenance plan for asbestos, which was implemented in connection with the origination of the Fenley Office Portfolio Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

FENLEY OFFICE PORTFOLIO

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Market Overview and Competition. The Fenley Office Portfolio Properties consist of 11 office properties comprising 13 office buildings and an aggregate of 922,903 SF, all of which are located in Louisville, Kentucky. The Louisville office market had a vacancy rate of 10.1% and positive net absorption of 308,876 SF as of the first quarter of 2014. The average rental rate for Class A and Class B office space was $20.33 and $14.57 respectively, as of the first quarter of 2014. According to the appraisal, the Fenley Office Portfolio Properties are spread across the Hurstbourne Parkway/Shelbyville Road submarket, Interstate 71/Brownsboro submarket and the Louisville CBD submarket.

The Hurstbourne Parkway/Shelbyville Road submarket encompasses five of the 11 Fenley Office Portfolio Properties. According to the appraisal, the 2014 populations within a one-, three- and five-mile radius of the subject properties range from 2,501 to 8,961, 38,014 to 72,736 and 111,688 to 180,575 respectively. According to the appraisal, estimated 2014 average household incomes within a one-, three and five-mile radius of the subject properties range from $102,877 to 125,053, $91,347 to 111,100 and $92,393 to 104,639 respectively. According to a market report, as of the first quarter of 2014, the Hurstbourne Parkway/Shelbyville Road submarket had an inventory of 6,307,396 SF in 277 properties with an overall vacancy rate of 10.7% and positive YTD net absorption of 7,753 SF, and the average rental rate for the Hurstbourne Parkway/Shelbyville Road submarket was $19.09 per SF.

The Interstate 71/Brownsboro submarket encompasses five of the 11 Fenley Office Portfolio Properties. According to the appraisal, the 2014 populations within a one-, three- and five-mile radius of the subject properties range from 4,959 to 8,392, 55,246 to 67,540 and 120,279 to 179,839 respectively. According to the appraisal, estimated 2014 average household incomes within a one-, three and five-mile radius of the subject properties range from $114,703 to 115,068, $92,175 to 107,207 and $87,639 to 106,717 respectively. According to a market report, as of the first quarter of 2014, the Interstate 71/Brownsboro submarket had an inventory of 3,140,174 SF in 198 properties with an overall vacancy rate of 7.6% and positive YTD net absorption of 209,167 SF, and the average rental rate for the Interstate 71/Brownsboro submarket was $17.23 per SF.

The Louisville CBD submarket encompasses one of the 11 Fenley Office Portfolio Properties and is home to the headquarters of Louisville’s nine largest financial institutions, Louisville’s 21 largest law firms, and six of the top 10 stock brokerage firms in Louisville.  According to the appraisal, the 2014 population within a one-, three- and five-mile radius of the subject property is 11,314, 107,284 and 251,237 respectively. According to the appraisal, estimated 2014 average household income within a one-, three and five-mile radius of the subject property is $28,099, $38,077 and $47,743 respectively. According to a market report, as of the first quarter of 2014, the Louisville CBD submarket had an inventory of 15,674,348 SF in 293 properties with an overall vacancy rate of 11.3% and positive YTD net absorption of 47,312 SF, and the average rental rate for the Louisville CBD submarket was $16.83 per SF.

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The Borrower. The borrower of the Fenley Office Portfolio Loan Combination is Fenley Portfolio Trust I, LLC, a single-purpose Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Fenley Office Portfolio Loan. David H. Fenley is the guarantor of the non-recourse carveouts under the Fenley Office Portfolio Loan. David H. Fenley is the president and co-founder of Fenley Real Estate. Fenley Real Estate was founded in 1994 and is the largest privately-held development, management and investment company of Class A properties in Kentucky. Fenley Real Estate is headquartered in Louisville, Kentucky and currently owns and manages 21 properties and over 1.5 million square feet of Class A corporate offices.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

FENLEY OFFICE PORTFOLIO

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Escrows. In connection with the origination of the Fenley Office Portfolio Loan Combination, the borrowers funded aggregate reserves of $928,292 with respect to the Fenley Office Portfolio Properties, comprised of: (i) $592,850 for real estate taxes; (ii) $25,191 for insurance premiums; (iii) $122,438 for deferred maintenance consisting of various immediate repairs across the Fenley Office Portfolio Properties; and (iv) $187,813 for unfunded obligations related to free rent of various tenants across the Fenley Office Portfolio Properties.

On each due date, the borrower will be required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay the insurance premiums over the then succeeding twelve-month period, (iii) a replacement reserve in the amount of $15,382, subject to a cap of $750,000,  (iv) a TI/LC reserve in the amount of $76,908, provided however, upon the earlier to occur of the 24th monthly due date and the first date on which the amount in the TI/LC Reserve account is equal to or greater than $2,000,000, the monthly deposit amount will increase to $153,817, subject to a cap of $2,000,000; and (v) an unfunded obligations reserve in the amount of $116,643 with respect to certain unfunded obligations owed to various tenants at the Fenley Office Portfolio Properties, subject to a cap of $466,571.

In addition, on each due date during the continuance of a Fenley Office Portfolio Trigger Period commencing upon an ADP Sweep Event, the borrower will be required to fund a reserve (the “ADP Reserve”) in the amount of all excess cash flow for tenant improvements and leasing commissions with respect to the premises leased by ADP, Inc., subject to a cap of $461,450.

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Lockbox and Cash Management. The Fenley Office Portfolio Loan Combination requires a hard lockbox in the name of the borrower subject to the control of the lender, which is already in place. Pursuant to the loan documents, the borrower is required to direct all tenants to deposit all rents into the lockbox account during the term of the Fenley Office Portfolio Loan Combination.  So long as a Fenley Office Portfolio Trigger Period is not then in effect, all funds in the lockbox will be remitted on each business day to the borrower’s operating account.  Upon the first occurrence of a Fenley Office Portfolio Trigger Period, the lender, on borrower’s behalf, will establish an eligible cash management account (“Cash Management Account”) with the lender or the servicer.  If a Fenley Office Portfolio Trigger Period has occurred and is continuing, all funds in the lockbox will be transferred on each business day to the cash management account, and the lender will apply funds on deposit in the Cash Management Account to pay debt service, mezzanine debt service, operating expenses of the Fenley Office Portfolio Properties and to fund required reserves in accordance with the loan documents. After the foregoing disbursements are made and so long as Fenley Office Portfolio Trigger Period is continuing, all excess cash is either (i) trapped in an excess cash account and held as additional collateral for the Fenley Office Portfolio Loan Combination, or (ii) if the Fenley Office Portfolio Trigger Period is caused by a mezzanine event of default, disbursed to the mezzanine lender.  During the continuance of an event of default under the Fenley Office Portfolio Loan Combination, the lender may apply any funds in the Cash Management Account to amounts payable under the Fenley Office Portfolio Loan Combination and/or toward the payment of expenses of the Fenley Office Portfolio Properties, in such order of priority as the lender may determine.

A “Fenley Office Portfolio Trigger Period” means the period (A) commencing upon the earliest of, (i) the occurrence and continuance of an event of default, (ii) the occurrence and continuance of a mezzanine loan event of default, (iii) the debt service coverage ratio (as calculated under the loan documents, including mezzanine debt service) falling below 1.10x and (iv) the occurrence of an ADP Sweep Event; and (B) expiring upon: (w) in the case of clause (i) above, the cure (if applicable) of such event of default; (x) in the cause of clause (ii) above, written notice from the mezzanine lender that all mezzanine loan event of defaults have been cured; (y) in the case of clause (iii) above, the date the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters; (z) in the case of clause (iv) above,  the date on which funds on deposit in the ADP Reserve equals $461,450.

An “ADP Sweep Event” means the earlier to occur of (i) July 31, 2015 and (ii) the date that is three months prior to the scheduled expiration date of the ADP Lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

FENLEY OFFICE PORTFOLIO

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Property Management. The Fenley Office Portfolio Properties are currently managed by FAM, LLC (d/b/a Fenley Asset Management, LLC), pursuant to a management agreement. Under the loan documents, the borrower may terminate and replace the property manager without the lender’s consent, so long as (i) no event of default has occurred and is continuing, (ii) the lender receives at least 60 days prior written notice, (iii) the applicable replacement property manager is reasonably approved by the lender in writing (which approval may be conditioned upon the lender's receipt of Rating Agency Confirmation), (iv) such replacement will not materially adversely affect the Fenley Office Portfolio Properties and will not otherwise trigger a termination right, right of first refusal, right of first offer or other similar right with respect to a reciprocal easement agreement affecting the Fenley Office Portfolio Properties, and (v) such replacement is permitted pursuant to the mezzanine loan documents. The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes insolvent or a debtor in certain bankruptcy or insolvency proceedings; (b) a Fenley Office Portfolio Trigger Period has occurred; (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

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Mezzanine or Subordinate Indebtedness. Concurrently with the funding of the Fenley Office Portfolio Loan Combination, Soma Specialty Finance LLC, funded a mezzanine loan in the amount of $11,000,000 to Fenley Portfolio Manager, LLC, as mezzanine borrower, which is the direct owner of 100% of the limited liability company interests in the borrower.  The mezzanine loan is secured by a pledge of the mezzanine borrower’s 100% limited liability company interests in the borrower.  The mezzanine loan accrues interest at a rate of 11.2500% per annum and is co-terminus with the Fenley Office Portfolio Loan Combination.  The rights and obligations of the respective holders of the Fenley Office Portfolio Loan Combination and the related mezzanine loan are subject to an intercreditor agreement. The Fenley Office Portfolio Loan Combination documents permit one or more direct or indirect members of the borrower to acquire the entire outstanding mezzanine loan at any time on or after August 1, 2021 provided (i) no event of default exists and (ii) the purchaser executes and delivers a subordination and standstill agreement  acceptable to the lender and the rating agencies pursuant to which such purchaser is prohibited from exercising any rights or remedies under the mezzanine loan for so long as any portion of the Fenley Office Portfolio Loan Combination is outstanding.

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Release of Collateral. Provided no event of default is then continuing under the Fenley Office Portfolio Loan Combination, at any time after the earlier of (i) the second anniversary of the last securitization of any portion of the Fenley Office Portfolio Loan Combination and (ii) the fourth anniversary of the loan origination date, the borrower may obtain the release of one or more of the Fenley Office Portfolio Properties from the lien of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) delivery of defeasance collateral in an amount equal to the Fenley Office Portfolio Release Price for each Fenley Office Portfolio Property being released, (ii) after giving effect to the release, the debt service coverage ratio (calculated without regard to the mezzanine loan) for the remaining Fenley Office Portfolio Properties for the preceding twelve-month period is no less than the greater of (a) 1.41x and (b) the debt service coverage ratio immediately prior to the release, (iii) after giving effect to the release, the debt yield (calculated without regard to the mezzanine loan) for the remaining Fenley Office Portfolio Properties is no less than the greater of (a) 9.5% and (b) the debt yield immediately prior to the release, (iv) after giving effect to the release, the loan-to-value ratio (calculated without regard to the mezzanine loan) for the remaining Fenley Office Portfolio Properties is no greater than the lesser of (a) 72.5% and (b) the loan-to-value immediately prior to the release and (v) delivery of a REMIC opinion and a Rating Agency Confirmation with respect to such defeasance.

“Fenley Office Portfolio Release Price” means, with respect to the release of any of the Fenley Office Portfolio Properties, the greater of (x) the net sales proceeds with respect to such Fenley Office Portfolio Property and (y) 135% of the allocated loan amount with respect to such Fenley Office Portfolio Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

FENLEY OFFICE PORTFOLIO

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Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of The Fenley Office Portfolio Properties, covering no less than 18 months of business interruption coverage as calculated under the loan documents in an amount equal to 100% of the projected gross income from The Fenley Office Portfolio Properties (on an actual loss sustained basis) for a period continuing until the restoration of The Fenley Office Portfolio Properties is completed and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk’ insurance policy providing terrorism insurance is required to contain a deductible that is no higher than $10,000, except as otherwise permitted in the loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE HEIGHTS AT STATE COLLEGE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE HEIGHTS AT STATE COLLEGE

The Heights at State College
201 Northwick Boulevard
State College, PA 16803
University Park Airport
STATE COLLEGE
University Park
Penn State University
Park Forest Village
Houserville
Lemont
Boalsburg
CENTRE COUNTY
State Game Lands No. 176
Bernel Road Park
Toftrees Golf Course
Penn State Innovation Park
Mt. Nittany Medical Center
Spring Creek Park
Millbrook Marsh Nature Center
Penn State University Press
Beaver Stadium
Medlar Field
Bryce Jordan Center
The Arboretum at Penn State
Pegula Ice Arena
Smeal Coll. of Business
Ctr. for the Performing Arts
Palmer Museum of Art
Penn St. Biomechanics
The State Theatre
Schlow Centre Library
Tom Tudek Memorial Park
Walnut Springs Park
Lederer Park
Penn State Golf Courses
Centre Hills Country Club
Orchard Park
Pennsylvania Military Museum
Nittany Mall
Rothrock State Forest
Pittsburgh 133 miles
Philadelphia 188 miles
Mt. Nittany Expwy
Buffalo Run Rd
Bernel Rd
Fox Hill Rd
Toftrees Ave
Fox Hollow Rd
E. Park Ave
Waddle Rd
N. Atherton St
University Dr.
E. College Ave
Circleville Rd
Science Park Rd
Blue Course Drive
W. College Ave
E. Beaver Ave
S. Atherton St
E. Hamilton Ave
S. Garner St
Easterly Pkwy
E. Branch Rd
W. Branch Rd
W. Whitehall Rd
Houserville Rd
Shiloh Rd
Benner Pike
Boalsburg Rd
Shingletown Rd
550
220
99
150
26
322
45
BUFFALO
NEW YORK
PENNSYLVANIA
PITTSBURGH
PHILADELPHIA
BALTIMORE
MARYLAND
NEW JERSEY

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE HEIGHTS AT STATE COLLEGE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	MC-Five Mile
Location (City/State)	State College, Pennsylvania	Cut-off Date Principal Balance	$59,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Bed	$69,493.52
Size (Beds)	849	Percentage of Initial Pool Balance	7.0%
Total Occupancy as of 8/31/2014	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/31/2014	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2013-2014 / NAP	Mortgage Rate	4.3300%
Appraised Value	$80,725,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Underwritten Revenues	$6,527,886
Underwritten Expenses	$1,863,639	Escrows
Underwritten Net Operating Income (NOI)	$4,664,247	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,579,347	Taxes	$43,641	$43,641
Cut-off Date LTV Ratio	73.1%	Insurance	$20,809	$3,468
Maturity Date LTV Ratio	66.7%	Replacement Reserve	$0	$7,075
DSCR Based on Underwritten NOI / NCF	1.33x / 1.30x	Other(1)	$44,025	$0
Debt Yield Based on Underwritten NOI / NCF	7.9% / 7.8%

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$59,000,000	100.0%	Loan Payoff	$52,839,907	89.6%
			Closing Costs	4,331,829	7.3
			Principal Equity Distribution	1,719,789	2.9
			Reserves	108,475	0.2
Total Sources	$59,000,000	100.0%	Total Uses	$59,000,000	100.0%

(1)	Upfront Other reserve represents a radon mitigation reserve.

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The Mortgage Loan.  The mortgage loan (“The Heights at State College Loan”) is evidenced by a note in the original principal amount of $59,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an 849-bed student housing complex located in State College, Pennsylvania (“The Heights at State College Property”).  The Heights at State College Loan was originated by MC-Five Mile Commercial Mortgage Finance LLC on September 4, 2014.  The Heights at State College Loan has an outstanding principal balance as of the Cut-off Date of $59,000,000 which represents approximately 7.0% of the Initial Pool Balance, and accrues interest at an interest rate of 4.3300% per annum.  The proceeds of The Heights at State College Loan were used to refinance the existing debt, fund reserves and closing costs and to return equity to the borrower.

The Heights at State College Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Heights at State College Loan requires payments of interest only for the initial 60 months and then payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date of The Heights at State College Loan is the due date in September 2024.  Voluntary prepayment of The Heights at State College Loan without payment of any prepayment premium is permitted on or after the due date in June 2024.  Defeasance of The Heights at State College Loan with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by, the full faith and credit of the United States of America or other obligations which are “government securities” permitted under The Heights at State College Loan documents, is permitted at any time after the date that is one day after the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE HEIGHTS AT STATE COLLEGE

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The Mortgaged Property.  The Heights at State College Property is an 849-bed student housing complex located in State College, Pennsylvania, approximately 1.5 miles south of the University Park campus of Pennsylvania State University (“PSU”).  The Heights at State College Property was built in two phases between 2013 and 2014.  The improvements are situated on a 20.3 acre parcel and consist of 77 primarily three- and four-story residential buildings, which offer two, three and four bedroom floor plans ranging in size from 1,183 SF to 1,888 SF.  The Heights at State College Property offers amenities including an outdoor pool with sundeck, a fire pit and a clubhouse containing a community room, game room, full kitchen, computer/business center, tanning beds and fitness center.  Apartment unit amenities include a full appliance package including stainless steel appliances, in-unit washer and dryers and a full furniture package including beds, dressers, chairs, sofas and coffee tables. The sponsors intend to construct additional student housing units containing 340 beds on land adjacent to The Heights at State College Property. Such additional units, if constructed, would not be part of the collateral for The Heights at State College Loan but would have access to the shared amenities at The Heights at State College Property pursuant to a reciprocal easement agreement.

■	The following table presents certain information relating to the units and rent at The Heights at State College Property:

Unit Mix(1)
Unit Type	Occupied Beds	Vacant Beds	Total Beds	% of Total Beds	Average SF per Unit	Market Rent/Bed per month (1)	Actual Rent/Bed per month	Average UW Rent/Bed per month	Underwritten Rent
2BR/2BA	96	0	96	11.3%	1,183	$685	$681	$681	$784,800
3BR/3.5BA	657	0	657	77.4%	1,651	$635	$635	$635	$5,008,680
4BR/4BA	96	0	96	11.3%	1,888	$590	$606	$606	$697,645
Total / Wtd. Avg.	849	0	849	100.0%		$636	$637	$637	$6,491,125

(1)      Source:  Appraisal.

The following table presents certain information relating to historical leasing at The Heights at State College Property:

Historical Leased %(1)(2)
As of 8/31/2014
Owned Space	100.0%

(1)	As provided by the borrower.
(2)	Historical occupancy is not shown because the final 234 beds were completed for the 2014-2015 academic year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE HEIGHTS AT STATE COLLEGE

■
Operating History and Underwritten Net Cash Flow.  The Heights at State College Property was constructed between 2013 and 2014. The Heights at State College Property was 100.0% occupied as of August 31, 2014.   Underwritten Net Cash Flow for The Heights at State College Property reflects a 5.0% vacancy and in-place leases, which are in line with the appraisal rent on a per-bed basis.

The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Heights at State College Property:

Cash Flow Analysis(1)
	Underwritten	Underwritten $ per Bed
Base Rent	$6,491,125	$7,646
Gross Up Vacancy	0	0
Gross Potential Rent	$6,491,125	$7,646
Vacancy, Credit Loss & Concessions	(324,556)	(382)
Total Rent Revenue	$6,166,569	$7,263
Other Revenue(2)	361,317	426
Effective Gross Income	$6,527,886	$7,689

Real Estate Taxes	518,813	611
Insurance	40,406	48
Management Fee	261,115	308
Other Operating Expenses	1,043,305	1,229
Total Operating Expenses	$1,863,639	$2,195

Net Operating Income	$4,664,247	$5,494
Replacement Reserves	84,900	100
Net Cash Flow	$4,579,347	$5,394

(1)	Historical cash flows are not shown as only one of two phases was in operation for the 2013-2014 academic year.
(2)	Other Revenue includes late fees, activity fees, redecorating fees, utility reimbursements and other miscellaneous fees.

■	Appraisal. According to the appraisal, The Heights at State College Property had an “as-is” appraised value of $80,725,000 as of an effective date of July 7, 2014.

■
Environmental Matters.  Based on a Phase I environmental report dated August 15, 2014, a recognized environmental condition (“REC”) was identified in connection with The Heights at State College Property.  Four of the 12 radon test kits placed at the lowest occupied level of the subject buildings indicated results above the United States Environmental Protection Agency guidance action level of 4.0 pCi/L.  Based on the results of short-term testing conducted at The Heights at State College Property, radon may pose a concern and is considered a business environmental risk.  The Phase I environmental report recommended that long-term testing (91 days) be conducted at The Heights at State College Property to obtain more indicative estimates of average indoor radon levels at The Heights at State College Property. Based on the results of the long-term radon testing conducted at The Heights at State College Property, the engineer may recommend that a radon mitigation system be installed at The Heights at State College Property to reduce the radon concentrations below 4.0 pCi/l (“Excessive Radon Threshold”).  A $44,025 reserve fund (the “Radon Mitigation Reserve”) was established at closing, which is comprised of $1,125 (representing 150% of the estimated cost) for the long-term study and $42,900 (representing 150% of the estimated cost) for installation of radon mitigation systems, if required.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE HEIGHTS AT STATE COLLEGE

■
Market Overview and Competition.  The Heights at State College Property is located in State College, Pennsylvania which is part of Centre County and is approximately 1.5 miles south of the University Park Campus of PSU.   The overall demand for student housing in State College, PA is derived from approximately 46,000 students from PSU. The total PSU student housing supply is estimated to contain 29,000 beds consisting of 14,000 on-campus beds an estimated 15,000 off-campus beds in privately owned properties.

According to the appraisal, The Heights at State College Property’s competitive set is comprised of five student housing properties with similar amenities, located in State College, Pennsylvania. The competitive set includes 1,044 units and 3,703 beds with average occupancy of 100.0%.  Average rents at the comparable properties range from $499 to $915 per bed per month.

The following table presents certain information relating to the primary competition for The Heights at State College Property:

Competitive Set(1)
	The Heights at State College	The Park	Nittany Crossing	Lions Crossing	The Pointe
Location	State College	State College	State College	State College	State College
Year Built	2013-2014	1991	1998	1996	2001
Occupancy	100.0%	100.0%	100.0%	100.0%	100.0%
No. of Beds	849	752	684	696	984
Asking Rent(2)(3)	$637	$640	$564	$591	$610
Distance	0.0	1.9 miles	2.3 miles	2.8 miles	2.5 miles

	Retreat at State College
Location	State College
Year Built	2013
Occupancy	100.0%
No. of Beds	587
Asking Rent(2)(3)	$815
Distance	3.5 miles

(1)	Source: Appraisal.
(2)	Asking rent for The Heights at State College is based on the weighted-average rent, while asking rent for the rest of the competitive set is based on the simple average of comparable unit types.
(3)	Per-bed.

■
The Borrower.  The borrower is Circleville Road Partners, LP, a single-purpose, single-asset Pennsylvania limited partnership. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Heights at State College Loan.  The non-recourse carveout guarantors under The Heights at State College Loan are William J. Leone, W. Grant Scott, II, David E. Meese and Keith R. Cooper.

■
Escrows.  On the origination date, the borrower funded aggregate reserves of $108,475 with respect to The Heights at State College Loan, comprised of (i) $43,641 as an initial tax escrow deposit; (ii) $20,809 as an initial insurance escrow deposit; and (iii) $44,025 to fund the Radon Mitigation Reserve account. On each due date, the borrower will be required to fund a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the succeeding twelve-month period and an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the succeeding twelve-month period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE HEIGHTS AT STATE COLLEGE

The Heights at State College Loan borrower is required, within 30 days of The Heights at State College Loan closing date, to engage a licensed third party environmental consultant to conduct a long term (91-day) radon study at The Heights at State College Property.  Within 120 days of The Heights at State College Loan closing date, The Heights at State College Loan borrower is required to deliver to the lender the results of the radon testing, certified by the radon consultant. If the results of the radon testing reflect a radon level at The Heights at State College Property in excess of the Excessive Radon Threshold, The Heights at State College Loan borrower shall cause the installation of a radon mitigation system at The Heights at State College Property.

If the results of the radon testing reflect a radon level at The Heights at State College Property less than the Excessive Radon Threshold, subject to certain requirements, the funds held in the Radon Mitigation Reserve account will be required to be disbursed to The Heights at State College Loan borrower.  If radon mitigation is required, upon satisfaction of certain requirements including, but not limited to, the installation of a radon mitigation system within 180 days of The Heights at State College Loan closing date, funds held in the Radon Mitigation Reserve account shall be disbursed to The Heights at State College Loan borrower. Failure of The Heights at State College Loan borrower to complete the radon mitigation may result in an event of default under The Heights at State College Loan documents.

■
Lockbox and Cash Management.  The Heights at State College Loan is structured with a springing lockbox and springing cash management.  The Heights at State College Loan documents require that, upon the commencement of the first The Heights at State College Trigger Period, the borrower establishes and maintains a lockbox account for the sole and exclusive benefit of the lender into which the borrower is required to deposit or cause to be deposited all revenue generated by The Heights at State College Property.  The Heights at State College Loan documents also require that the funds on deposit in the lockbox account be transferred on each business day to the borrower during a The Heights at State College Trigger Period, in which case the funds are required to be transferred on each business day to the cash management account under the control of the lender.  On each due date during the continuance of a The Heights at State College Trigger Period, The Heights at State College Loan documents require that all amounts on deposit in the cash management account, after payment of debt service and funding of required monthly reserves for budgeted operating expenses, real estate taxes, insurance premiums and replacement reserves be reserved with the lender and held as additional collateral for The Heights at State College Loan.  During the continuance of an event of default under The Heights at State College Loan, the lender may apply any excess cash flow to amounts payable under The Heights at State College Loan and/or toward the payment of expenses of The Heights at State College Property, in such order of priority as the lender may determine.

A “The Heights at State College Trigger Period” under The Heights at State College Loan means a period commencing upon the occurrence and continuance of (a) an event of default under The Heights at State College Loan documents, (b) the debt service coverage ratio as calculated under The Heights at State College Loan documents being less than 1.15x for two consecutive calendar quarters, (c) the debt yield as calculated under The Heights at State College Loan documents being less than 7.0% for two consecutive calendar quarters, and/or (d) June 6, 2024, if, on or prior to such date, the borrower does not provide to the lender a duly executed commitment letter from a bona-fide, third party lender committing to make a loan to the borrower in an amount sufficient to repay The Heights at State College Loan in whole on or prior to the scheduled maturity date in form and substance reasonably satisfactory to the lender, and expiring, as applicable, upon (i) the cure (if applicable) of such event of default, (ii) the debt service coverage ratio being equal to or greater than 1.15x for four consecutive calendar quarters and (iii) the debt yield being equal to or greater than 7.0% for four consecutive calendar quarters.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE HEIGHTS AT STATE COLLEGE

■
Property Management.  The Heights at State College Property is currently managed by McKinney Properties, Inc. (“McKinney”), a third-party operator, pursuant to a management agreement. The Heights at State College Loan documents provide that the borrower may not, without the lender’s prior consent (i) surrender, terminate or cancel the management agreement; provided, that the borrower may replace the manager so long as the replacement manager is a qualified manager according to the terms of The Heights at State College Loan documents; (ii) reduce or consent to the reduction of the term of the management agreement; (iii) increase or consent to the increase of the amount of any charges under the management agreement; or (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, the management agreement in any material respect.

McKinney was founded in 1946 and is an owner and manager of multifamily and student housing properties. McKinney currently operates a portfolio of more than 5,700 student housing beds and more than 1,000 multifamily units in ten states.

■	Mezzanine or Subordinate Indebtedness. Not Permitted.

■
Terrorism Insurance. The borrower is required to maintain property, liability and business interruption insurance coverage for losses due to any peril now or hereafter included within the classification of damage caused by war and the acts of terrorists, including nuclear, biological and/or chemical acts of terrorists, including both certified and non-certified acts of terrorists and foreign and domestic acts of terrorists. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

6010 BAY PARKWAY

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

6010 BAY PARKWAY

JERSEY CITY
Hudson River
MANHATTAN
Financial District
East River
FDR Drive
NY Stock Exchange
Brooklyn Bridge
Manhattan Bridge
Williamsburg Bridge
Liberty State Park
Ellis Island
Statue of Liberty
Liberty Island
Brooklyn Battery Tunnel
Governors Island
Brooklyn Heights
Downtown Brooklyn
Flushing Ave.
LIU-Brooklyn Campus
Brooklyn Hospital Ctr.
Barclays Center
Cobble Hill
Bklyn-Qns Expwy
Red Hook
Staten Island Ferry
Upper New York Bay
South Brooklyn Marine Terminal
Gowanus Bay
Park Slope
Brooklyn Botanic Gardens
Prospect Park Zoo
Prospect Park
Prospect Park Lake
Greenwood Cemetery
Expwy
Gowanus
Sunset Park
Caton Ave.
BROOKLYN
Eastern Pkwy.
New York Ave.
Crown Heights
Kings County Hospital
SUNY Downstate Medical Ctr.
Linden Blvd.
Holy Cross Cemetery
Rockaway Pkwy.
Remsen Ave.
Kings Hwy.
Bedford Ave.
Ave. D
Flatlands Ave.
Canarsie
Brooklyn College
Flatlands
Nostrand Ave.
Utica Ave.
Ralph Ave.
Flatbush Ave.
Bay Ridge Ave.
Bay Ridge
Belt Pkwy
Ft. Hamilton Pkwy
65th St.
Bay Ridge Pkwy.
Borough Park
18th Ave.
Ditmas Ave.
Ocean Pkwy.
Coney Island Ave.
Ocean Ave.
New Utrecht Ave.
86th St.
7th Ave.
Dyker Beach Golf Course
Fort Hamilton
VA Medical Ctr.-Brooklyn
Bay Pkwy.
Ave. P
6010 Bay Parkway
6010 Bay Parkway
Brooklyn, NY 11204
Bensonhurst
Kings Hwy.
Stillwell Ave.
Sheepshead Bay
Ave. U
Kings Plaza Shopping Center
Marine Park Golf Course
JFK Intl. Airport 9 miles
Brooklyn Marine Park
Gravesend
Fort Wadsworth
Verrazano-Narrows Bridge
STATEN ISLAND
Belt Parkway
Cropsey Ave.
Coney Island Hospital
Belt Pkwy.
Dreier-Offerman Park
Brighton Beach
CUNY Kingsborough Comm. College
Oriental Blvd.
Neptune Ave.
Coney Island
MCU Park
New York Aquarium
Manhattan Beach
Atlantic Ocean
BRONX
MANHATTAN
QUEENS
NEW YORK CITY
JERSEY CITY
Secaucus
Union City
Hoboken
Astoria
Long Island City
Flushing
Bedford-Stuyvesant
Jamaica
Elmont
Valley Stream
BROOKLYN
Flatbush
Canarsie
Sheepshead Bay
Bensonhurst
STATEN ISLAND
Belt Pkwy
Coney Island
LONG ISLAND
Lawrence
Atlantic Ocean

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

6010 BAY PARKWAY

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		MC-Five Mile
Location (City/State)	Brooklyn, New York	Cut-off Date Principal Balance		$49,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$575.27
Size (SF)	85,178	Percentage of Initial Pool Balance		5.8%
Total Occupancy as of 9/19/2014	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/19/2014	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2013 / NAP	Mortgage Rate		4.7500%
Appraised Value	$65,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
Underwritten Revenues	$4,914,608
Underwritten Expenses	$765,214	Escrows
Underwritten Net Operating Income (NOI)	$4,149,394		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,006,041	Taxes	$35,990	$7,198
Cut-off Date LTV Ratio	74.8%	Insurance	$41,742	$5,963
Maturity Date LTV Ratio	65.9%	Replacement Reserves	$0	$1,775
DSCR Based on Underwritten NOI / NCF	1.35x /1.31x	TI/LC	$0	$13,274
Debt Yield Based on Underwritten NOI / NCF	8.5% / 8.2%	Other(1)	$74,160	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$49,000,000	100.0%	Loan Payoff	$39,615,661	80.8%
			Principal Equity Distribution	8,310,168	17.0
			Closing Costs	922,280	1.9
			Reserves	151,891	0.3
Total Sources	$49,000,000	100.0%	Total Uses	$49,000,000	100.0%

(1)	An Upfront Other escrow of $74,160 was funded to account for prepaid parking rent associated with the Anesthesia Associates of Borough Park, LLP tenant.

■
The Mortgage Loan.  The mortgage loan (the “6010 Bay Parkway Loan”) is evidenced by a note in the original principal amount of $49,000,000 and is secured by a first mortgage encumbering an office building located in Brooklyn, New York (the “6010 Bay Parkway Property”).  The 6010 Bay Parkway Loan was originated by MC-Five Mile Commercial Mortgage Finance LLC on September 19, 2014 and represents approximately 5.8% of the Initial Pool Balance.  The note evidencing the 6010 Bay Parkway Loan has an outstanding principal balance as of the Cut-off Date of $49,000,000 and has an interest rate of 4.7500% per annum.  The proceeds of the 6010 Bay Parkway Loan were used to refinance existing debt on the 6010 Bay Parkway Property, to pay closing costs, to fund reserves, and to return equity to the 6010 Bay Parkway Loan borrower.

The 6010 Bay Parkway Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date.  The scheduled maturity date is the due date in October 2024.  Voluntary prepayment of the 6010 Bay Parkway Loan without payment of any prepayment premium is permitted on or after the due date in July 2024.  At any time after the date that is one day after the second anniversary of the securitization Closing Date, the 6010 Bay Parkway Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the 6010 Bay Parkway Loan documents.

■
The Mortgaged Property.  The 6010 Bay Parkway Property consists of a nine-story, Class A medical office building totaling 85,178 SF.  The 6010 Bay Parkway Property is situated on a 0.46-acre rectangular parcel with 200 feet of frontage along Bay Parkway and an additional 100 feet of frontage along both 60th Street and 61st Street in a densely-populated section of Brooklyn, New York.  The majority of the property (83,594 SF) is built out as medical office.  The ground floor also includes a retail pharmacy and a cafe.  In addition, the property includes a three-level parking garage with 179 parking spaces (ratio of 2.10 spaces per 1,000 SF).  As of 9/19/2014, the total occupancy and owned occupancy rates for the 6010 Bay Parkway Property were both 100.0%.  The two largest tenants, Maimonides Medical Center and Brooklyn SC, LLC executed their initial leases in 2011 and the 6010 Bay Parkway Property was more than 70.0% leased prior to completion of construction in 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

6010 BAY PARKWAY

The following table presents certain information relating to the major tenants at the 6010 Bay Parkway Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Maimonides Medical Center(1)	NR / NR / NR	18,196	21.4%	$1,299,124	30.6%	$71.40	5/31/2023	2, 5-year options
Brooklyn SC, LLC	NR / NR / NR	22,868	26.8	1,131,171	26.7	49.47	9/30/2028	2, 5-year options
DR. Management Service, LLC	NR / NR / NR	14,873	17.5	550,081	13.0	36.99	3/31/2024	2, 5-year options
Mid-Rockland Imaging Partners, Inc.	NR / NR / NR	9,588	11.3	444,404	10.5	46.35	3/31/2023	2, 5-year options
Richard V. Grazi, M.D. and David B. Seifer, M.D.	NR / NR / NR	11,180	13.1	372,453	8.8	33.31	7/31/2023	2, 5-year options
Anesthesia Associates of Borough Park, LLP	NR / NR / NR	4,000	4.7	240,000	5.7	60.00	7/31/2024	1, 5-year option
Medcal Pharmacy, LLC	NR / NR / NR	945	1.1	70,875	1.7	75.00	12/31/2033	2, 5-year options
Baroukh E. Kodsi, P.C.	NR / NR / NR	1,600	1.9	57,600	1.4	36.00	8/31/2024	2, 5-year options
Kadirawel Iswara, M.D.	NR / NR / NR	1,115	1.3	41,344	1.0	37.08	5/31/2023	1, 5-year option
CalCafe, LLC	NR / NR / NR	813	1.0	36,585	0.9	45.00	12/31/2033	2, 5-year options
Ten Largest Tenants		85,178	100.0%	$4,243,637	100.0%	$49.82
Remaining Tenants		0	0.0	0	0.0	0.00
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		85,178	100.0%	$4,243,637	100.0%	$49.82

(1)
The Maimonides Medical Center leases a total of 18,196 SF pursuant to three separate leases; two of the leases (totaling 16,596 SF) have two 5-year extension options while the third (1,600 SF) has one 5-year extension option.

The following table presents certain information relating to the lease rollover schedule at the 6010 Bay Parkway Property:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	40,079	47.1	47.1%	2,157,325	50.8	53.83	4
2024	20,473	24.0	71.1%	847,681	20.0	41.40	3
2025 & Thereafter	24,626	28.9	100.0%	1,238,631	29.2	50.30	3
Vacant	0	0.0	0.0%	0	0.0	0.00	0
Total / Wtd. Avg.	85,178	100.0%		$4,243,637	100.0%	$49.82	10

The following table presents certain information relating to historical leasing at the 6010 Bay Parkway Property:

Historical Leased %(1)(2)

As of 9/19/2014
Owned Space	100.0%

(1)	As provided by the borrower
(2)	Historical occupancy is not available because this property was constructed in 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

6010 BAY PARKWAY

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 6010 Bay Parkway Property:

Cash Flow Analysis(1)(2)

	Underwritten(3)	Underwritten $ per SF
Base Rent	$4,243,637	$49.82
Contractual Rent Steps	51,535	0.61
Gross Up Vacancy	0	0.00
Total Rent	$4,295,172	$50.43
Total Reimbursables	761,006	8.93
Parking Income	111,240	1.31
Vacancy & Credit Loss	(252,809)	(2.97)
Effective Gross Income	$4,914,608	$57.70

Total Operating Expenses	$765,214	$8.98

Net Operating Income	$4,149,394	$48.71
TI/LC	122,059	1.43
Capital Expenditures	21,295	0.25
Net Cash Flow	$4,006,041	$47.03

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Historical cash flows are not available because this property was constructed in 2013.
(3)	Underwritten cash flow based on contractual rents as of 8/31/2014 and rent steps through 8/31/2015.

■	Appraisal. According to the appraisal, the 6010 Bay Parkway Property had an “as-is” appraised value of $65,500,000 as of an effective date of July 9, 2014.

■
Environmental Matters.  An environmental consultant performed a Phase I environmental site assessment (the “Phase I”) at the 6010 Bay Parkway Property on July 21, 2014.  The Phase I identified the following historical recognized environmental conditions associated with a closed spill listing and former underground storage tanks (“USTs”) at the 6010 Bay Parkway Property.  The 6010 Bay Parkway Property site was a gas station from 1958 until approximately 1983.  In December of 2006, a subsurface investigation was completed by Airtek Environmental Corp. (“Airtek”) in conjunction with a redevelopment of the 6010 Bay Parkway Property.  Airtek’s investigation identified soil contamination at the north end of the 6010 Bay Parkway Property and contaminated groundwater at the south end of the 6010 Bay Parkway Property.  The test results were reported to the New York State Department of Environmental Conservation (“NYSDEC”), which documented the case as NY Spill No. 0610564.  In compliance with the NYSDEC’s requirements (removal of contaminated soils, installation of a vapor barrier, sub-slab depressurization system, endpoint samples within limits of the excavation, and delineation of the soil and groundwater contamination), Airtek completed a site remediation plan on January 11, 2007 and installed groundwater monitoring wells.  During excavation at the site, 12 USTs from the former gas station were discovered and removed.  These tanks are registered with the NYSDEC under Petroleum Bulk Storage No. 2-610693 and are identified as closed/removed as of June 19, 2007.  The 6010 Bay Parkway Property was further remediated, including complete removal of the contamination, closure of the monitoring wells, installation of a vapor barrier, and collection of endpoint samples.  As of October 7, 2011, all of the items under the work plan had been completed and the NYSDEC granted closure of the case requiring no further action.  Based on the remediation actions taken, no further action is recommended by the environmental consultant under the Phase I.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

6010 BAY PARKWAY

■
Market Overview and Competition.  The 6010 Bay Parkway Property is located within the South Brooklyn office submarket.  According to a market research report, the South Brooklyn office submarket included a total of 747 office properties representing approximately 10.2 million SF of space.  During the second quarter in 2014, the market demonstrated an occupancy rate of 93.6%.

The appraiser identified a competitive set of 12 medical office buildings located in South Brooklyn.  These 12 properties range in size from 5,100 SF to 93,000 SF and represent a total of 287,623 SF.  Currently, these properties are demonstrating a 100.0% occupancy rate.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 6010 Bay Parkway Property:

Office Lease Comparables(1)

	6010 Bay Parkway	Scott Medical Center	902 Quentin Road	MedAlliance Medical Office	2598 Third Avenue	Surgical Center
Year Built	2013	1986	2012	2011	1931	2005
Total GLA	85,178	22,000	71,516	48,400	7,192	24,543
Total Occupancy	100%	87%	100%	100%	100%	100%
Quoted Rent Rate per SF	$49.82	$27.80	$31.65	$40.00 - $52.66	$43.00 - $45.00	$65.33
Expense Basis	Triple Net	Triple Net	Triple Net	Triple Net	Net of Taxes	Triple Net

(1)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the 6010 Bay Parkway Property:

Office Sales Comparables(1)

Property Name	City, State	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
Kingswood Center	Brooklyn, NY	Under Contract	2006	130,218	$79,100,000	$607	100%
195 Montague Street	Brooklyn, NY	August 2013	1960	32,918	$15,000,000	$456	100%
1623 Kings Highway	Brooklyn, NY	October 2012	2011	19,960	$13,250,000	$664	100%
218-10/14 Northern Boulevard	Bayside, NY	August 2012	1985	20,000	$10,250,000	$513	95%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is BP Group DE LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 6010 Bay Parkway Loan.  The guarantor of the non-recourse carveouts is Mark Caller.

■
Escrows.  On the origination date, the borrower funded a reserve of $35,990 for real estate taxes and $41,742 for insurance premiums.  In addition, on the origination date, the borrower funded a reserve of $74,160 for prepaid parking rent associated with Anesthesia Associates of Borough Park, LLP (the “AABP Reserve Account”), which was deposited with and will be held by the lender for the period of prepaid parking rent under the tenant’s lease.  Upon the occurrence of an event of default under the 6010 Bay Parkway Loan documents, the lender, at its option, may withdraw all funds from the AABP Reserve Account and the lender may apply such funds toward the payment of the parking rent or toward payment of the debt in such order, proportion and priority as the lender may determine in its sole discretion.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

6010 BAY PARKWAY

On each payment date, the borrower will pay to the lender (a) one-twelfth of the taxes and other charges (including ground rents, maintenance charges, and impositions other than taxes) that the lender estimates will be payable during the next ensuing twelve months, and (b) one-twelfth of the insurance premiums that lender estimates will be payable for the renewal of the coverage afforded by the policies.

In addition, the borrower is required to escrow $1,775 on a monthly basis ($0.25 per SF per year) for replacement reserves.

Additionally the borrower is required to fund a TI/LC rollover reserve on a monthly basis at a rate equal to $13,274 per month ($1.87 per SF per year).

■
Lockbox and Cash Management.  The 6010 Bay Parkway Loan requires a hard lockbox, which is already in place.  The cash management is triggered upon the commencement of the first 6010 Bay Parkway Trigger Period.

“6010 Bay Parkway Trigger Period” means any period (A) commencing upon an event of default, and expiring upon defeasance or payment in full of the 6010 Bay Parkway Loan, provided, however, that not more than two times prior to the scheduled maturity date, if the lender accepts the tendered cure of an event of default (it being agreed that lender will not be obligated to do so unless required by legal requirements), the 6010 Bay Parkway Trigger Period will end upon such cure, but if event of default exists, then notwithstanding the cure, a 6010 Bay Parkway Trigger Period will continue in effect without termination; or (B) commencing on the lender’s determination that the debt service coverage ratio for each of the prior two calendar quarters was less than 1.15x, and expiring at such time as the debt service coverage ratio for each of the prior four calendar quarters was equal to or greater than the 1.15x; or (C) commencing on lender’s determination that the debt yield for each of the prior two calendar quarters was less than 7.25%, and expiring at such time as the debt yield for each of the prior four calendar quarters was equal to or greater than 7.25%; or (D) commencing on the occurrence of a Trigger Lease Event, and expiring on the occurrence of the related Trigger Lease Cure; or (E) commencing on March 1, 2023, and expiring at such time as (i) at least 85% of the aggregate square footage of the leases at the 6010 Bay Parkway Property that expire or are terminated between March 1, 2023 and the scheduled maturity date and (ii) the entire premises currently leased to Brooklyn SC LLC, have been leased, in each case, for  a term of at least five years and otherwise on terms and conditions satisfactory to the lender.  Notwithstanding the foregoing, a 6010 Bay Parkway Trigger Period will not be deemed to expire (A) in the event that a 6010 Bay Parkway Trigger Period has commenced, but not expired, for any other reason, or (B) after the date that is one year prior to the scheduled maturity date.

“Trigger Lease Event” means, with respect to each of Brooklyn, SC, LLC, Maimonides Medical Center and Dr. Management Service, LLC, (a) that such tenant is more than 30 days in arrears in payment of rent; or (b) that such tenant is the subject of a proceeding under one or more creditors’ rights laws; or (c) that such tenant has “gone dark” or vacated its space, or failed timely to open for business as required by its lease; or (d) that such tenant’s lease will expire in less than one year.

“Trigger Lease Cure” means, (A) in the case of a Trigger Lease Event pursuant to clause (a) of the definition of Trigger Lease Event, that the related trigger tenant has been current in the payment of all rent for 90 days; and (B) in the case of a Trigger Lease Event pursuant to clause (b) of the definition of Trigger Lease Event, that the related trigger tenant has affirmed its lease, without amendment, and exited protection under such creditors’ rights law pursuant to a confirmed plan of reorganization; and (C) in the case of a Trigger Lease Event pursuant to clause (c) of the definition of Trigger Lease Event, that the related trigger tenant is operating and open for business in substantially all of its space, for not less than 90 consecutive days; and (D) in the case of a Trigger Lease Event pursuant to clause (d) of the definition of Trigger Lease Event, that either (i) such related trigger tenant has exercised the next renewal option available under its lease, or (ii) until the entire space demised by the trigger lease is leased to one or more new tenant(s), pursuant to one or more leases approved by the lender.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

6010 BAY PARKWAY

■
Property Management. The 6010 Bay Parkway Property is managed by The Marcal Group, LLC, an affiliate of the borrower, pursuant to a management agreement.  Under the 6010 Bay Parkway Loan documents, the 6010 Bay Parkway Property may not be managed by any other party except (i) property managers that are qualified managers pursuant to the 6010 Bay Parkway Loan documents, or (ii) a management company approved by the lender and, at the lender’s option, to which a Rating Agency Confirmation has been received. The lender may require the borrower to replace the property manager if (i) the debt service coverage ratio for the immediately preceding two calendar quarters is less than 1.15x, (ii) an event of default under the 6010 Bay Parkway Loan documents occurs and is continuing, (iii) the property manager becomes bankrupt or insolvent or (iv) a material default by the property manager occurs under the management agreement beyond any applicable grace and cure periods.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The property, liability and business interruption insurance coverage required to be maintained under the 6010 Bay Parkway Loan documents is required to include coverage for losses due to acts of terrorism. See “Risk Factors–Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HERITAGE APARTMENTS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HERITAGE APARTMENTS

Heritage Apartments
1361 Presidential Drive
Columbus, OH 43212
COLUMBUS
Upper Arlington
Grandview Heights
University District
Short North
Downtown
German Village
The Ohio State University
FRANKLIN COUNTY
Hoover Park
Whetstone Park Of Roses
OSU Golf Course
Riverside Methodist Hospital
Scioto Country Club
Raymond Memorial Golf Course
Waterman Agriculture and Natural Resources Laboratory Complex
Value City Arena
Fred Beekman Park
Ohio Supercomputer Center
Ohio Stadium
Wexner Ctr. for the Arts
Thompson Library
The Oval
Ohio State Univ. Medical Center
Lennox Town Center
Columbus Crew Stadium
Ohio State Expo Ctr. & Fairgrounds
Port Columbus Intl. Airport 5 miles
Nationwide Arena
Columbus Convention Center
Huntington Park
Columbus State Community College
Columbus College of Art & Design
State Capitol
COSI
Mt. Carmel West Hospital
Lincoln Village Plaza
West Broad Plaza
Scioto Audubon Metro Park
Lou Berliner Park
Nationwide Children's Hospital
Scioto River
Olentangy River
Kenny Rd
High St
Highland Dr
North Broadway St
Cooke Rd
Weber Rd
Dodridge St
Hudson St
Lane Ave
Kinnear Rd
King Ave
5th Ave
3rd Ave
1st Ave
Riverside Dr
West Frwy
McKinley Ave
Broad St
Town St
Sullivant Ave
Mound St
Eakin Rd
Harrisburg Pike
Brown Rd
Greenlawn Ave
Whittier St
Main St
Dublin Rd
Trabue Rd
Fisher Rd
Valleyview Dr
Olentangy Frwy
Olentangy River Rd
Northwest Blvd
Grandview Ave
Arlington Ave
Riverside Dr
Asbury Dr
North Star Rd
Neil Ave
Summit St
4th St
Indianola Ave
Hamilton Ave
McGuffey Rd
Maize Rd
Hague Ave
Wilson Rd
Demorest Rd
Eureka Ave
Harmon Ave
Parsons Ave
Frebis Ave
17th Ave
11th Ave
315
23
71
33
670
70
40
62
3

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HERITAGE APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Columbus, Ohio	Cut-off Date Principal Balance	$38,500,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$64,381.27
Size (Units)	598	Percentage of Initial Pool Balance	4.6%
Total Occupancy as of 8/19/2014	94.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/19/2014	94.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	1962-1965, 2007 / 2007-2014	Mortgage Rate	4.3105%
Appraised Value	$51,650,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60

Underwritten Revenues	$5,921,084
Underwritten Expenses	$2,386,669	Escrows
Underwritten Net Operating Income (NOI)	$3,534,415	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,366,377	Taxes	$203,404	$50,851
Cut-off Date LTV Ratio	74.5%	Insurance	$28,759	$8,397
Maturity Date LTV Ratio	68.0%	Replacement Reserves(1)	$0	$16,495
DSCR Based on Underwritten NOI / NCF	1.54x / 1.47x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.2% / 8.7%	Other(2)	$432,520	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$38,500,000	100.0%	Principal Equity Distribution(3)	$19,804,225	51.4%
			Loan Payoff	17,544,720	45.6
			Reserves	664,683	1.7
			Closing Costs	486,372	1.3
Total Sources	$38,500,000	100.0%	Total Uses	$38,500,000	100.0%

(1)	Replacement reserves are capped at $575,000.
(2)	Other reserves consist of a deferred maintenance reserve ($430,870) and an environmental reserve ($1,650).
(3)	Principal Equity Distribution represents the borrower sponsor’s acquisition of a partner’s ownership interest in GEM Columbus, LLC, a borrower of the Heritage Apartments Loan.

■
The Mortgage Loan.  The mortgage loan (the “Heritage Apartments Loan”) is evidenced by a note in the original principal amount of $38,500,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in a student housing apartment complex located in Columbus, Ohio (the “Heritage Apartments Property”).  The Heritage Apartments Loan was originated by GS Commercial Real Estate LP on August 29, 2014, was subsequently purchased by Goldman Sachs Mortgage Company and represents approximately 4.6% of the Initial Pool Balance.  The note evidencing the Heritage Apartments Loan has an outstanding principal balance as of the Cut-off Date of $38,500,000 and has an interest rate of 4.3105% per annum.  The borrowers utilized the proceeds of the Heritage Apartments Loan to refinance the existing debt on the Heritage Apartments Property (including making distributions to equity holders), purchase certain equity interests in one of the borrowers, namely, GEM Columbus, LLC, and for other related purposes.

The Heritage Apartments Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date.  The Heritage Apartments Loan requires payments of interest only for the initial 60 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in September 2024.  Voluntary prepayment of the Heritage Apartments Loan is prohibited prior to June 6, 2024.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Heritage Apartments Property is a 598-unit student housing apartment community located in Columbus, Ohio. The Heritage Apartments Property was purchased in 2007 by the borrowers. The Heritage Apartments Property is a majority student-occupied apartment complex for students attending The Ohio State University that features amenities including a pool, fitness center, basketball gym and a community clubhouse. The Heritage Apartments Property offers studio, 1, 2 and 3 bedroom floor plans. The Heritage Apartments Property has been at or above 97.8% occupancy on a year-end basis since 2012, and as of August 19, 2014, Total Occupancy and Owned Occupancy were both 94.1%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HERITAGE APARTMENTS

The following table presents certain information relating to the units and rent at the Heritage Apartments Property:

Unit Type	# of Units(1)	Average SF per Unit(1)	Monthly Market Rent per Unit(2)	Monthly Actual Rent per Unit(1)	Underwritten Monthly Rent	Underwritten Annual Rent
Studio / 1 Bath	56	391	$643	$643	$36,014	$432,168
1 Bed / 1 Bath	366	551	$765	$765	280,034	3,360,408
2 Bed / 1 Bath	116	920	$1,125	$1,125	130,523	1,566,276
2 Bed / 2 Bath	43	687	$981	$981	42,162	505,944
3 Bed / 1 Bath	11	875	$1,343	$1,343	14,774	177,288
3 Bed / 2 Bath	6	1,479	$1,484	$1,484	8,905	106,860
Total / Weighted Average	598	633	$857	$857	$512,412	$6,148,944

(1)	As provided by the borrower per the August 19, 2014 rent roll.
(2)	Source: Appraisal.

The following table presents certain information relating to historical leasing at the Heritage Apartments Property:

Historical Leased %(1)
2012	2013	TTM 7/31/2014
97.8%	98.0%	96.7%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless specified otherwise.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Heritage Apartments Property:

Cash Flow Analysis(1)
	2012	2013	TTM 7/31/2014	Underwritten	Underwritten $ per Unit
Base Rent(2)	$5,464,586	$5,782,429	$6,029,972	$5,747,544	$9,611
Gross Up Vacancy	0	0	0	401,400	671
Gross Potential Rent	$5,464,586	$5,782,429	$6,029,972	$6,148,944	$10,283
Vacancy, Credit Loss and Concessions	(303,190)	(367,463)	(424,995)	(456,691)	(764)
Non-Revenue Units	(44,730)	(62,291)	(48,849)	(46,752)	(78)
Total Rent Revenue	$5,116,666	$5,352,675	$5,556,127	$5,645,501	$9,441
Other Revenue(3)	241,432	232,899	271,702	275,583	461
Effective Gross Income	$5,358,098	$5,585,574	$5,827,830	$5,921,084	$9,901

Total Operating Expenses	$2,229,424	$2,380,845	$2,373,096	$2,386,669	$3,991

Net Operating Income	$3,128,674	$3,204,729	$3,454,733	$3,534,415	$5,910
Replacement Reserves	0	0	0	168,038	281
Net Cash Flow	$3,128,674	$3,204,729	$3,454,733	$3,366,377	$5,629

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Historical Base Rent includes vacancy gross up as provided by the borrower.
(3)	Other Revenue includes utilities, parking, laundry, storage, commercial tenants and other miscellaneous revenues.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HERITAGE APARTMENTS

■	Appraisal. According to the appraisal, the Heritage Apartments Property had an “as-is” appraised value of $51,650,000 as of an effective date of June 25, 2014.

■
Environmental Matters.  According to a Phase I environmental report, dated July 24, 2014, there are no recognized environmental conditions or recommendations for further action at the Heritage Apartments Property other than recommendations for (i) asbestos and lead-based paints operations and maintenance plans, (ii) the identification and mitigation of the source(s) of water intrusion observed in the basement of two buildings and (iii) the evaluation of an out-of-service elevator pit for leaks, sumps or drains.

■
Market Overview and Competition.  The Heritage Apartments Property is located in Columbus, Ohio adjacent to The Ohio State University west campus and is less than 1.2 miles from The Ohio State University main campus.  Access to main campus is provided by an on-site Ohio State University bus stop. The Heritage Apartments Property is located in the Upper Arlington/North Columbus submarket and, as of 1Q 2014, the submarket included a total of 9,533 units with a vacancy rate of 3.0%. The average rental rate for the submarket was $788 per unit as of 1Q 2014.

The Upper Arlington/North Columbus multifamily submarket demand is driven primarily by The Ohio State University. The Ohio State University is the nation’s third largest university and has over 56,000 enrolled students at the main campus alone. The appraiser concluded a market rent range of $675 to $750 for studio units, $825 to $875 for one-bedroom units, $950 to $1,250 for two-bedroom units and $1,450 to $1,550 for three-bedroom units at the Heritage Apartments Property. The following table presents certain information relating to the primary competition for the Heritage Apartments Property:

Competitive Set(1)
	Heritage Apartments	Colony Club	Arbors of Watermark	The Meridian	Drayton Court
City	Columbus	Columbus	Columbus	Columbus	Columbus
Occupancy	94.1%	94.2%	97.0%	95.0%	100.0%
Typical Tenancy	Student	All	All	All	All
	Marble Cliff Commons	Runaway Bay	University Village
City	Columbus	Columbus	Columbus
Occupancy	100.0%	97.0%	100.0%
Typical Tenancy	All	All	Student

(1)	Source: Appraisal.

■
The Borrowers. The borrowers are GEM Columbus, LLC and Schenk Columbus, LLC, each of which is a single-purpose, single-asset entity. Each of the borrowers is a single-member Delaware limited liability company and has two independent directors. The borrowers own the Heritage Apartments Property as tenants-in-common, but have waived their respective rights to partition.  See “Risk Factors—The Borrower’s Form of Entity May Cause Special Risks” in the Free Writing Prospectus.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Heritage Apartments Loan.  Jared Schenk, the 100% direct owner of Schenk Columbus, LLC and an indirect minority owner of GEM Columbus, LLC, is the loan sponsor and non-recourse carveout guarantor under the Heritage Apartments Loan. Mr. Schenk founded Schenk Realty in 1998, and Jared Schenk or an entity in which Jared Schenk owns or owned an interest (although not necessarily a controlling interest) has acquired or developed over 12,000 student-occupied units containing over 25,000 beds.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HERITAGE APARTMENTS

■
Escrows. At origination, the borrowers funded (i) an escrow reserve in the amount of $203,404 in respect of taxes and $28,759 in respect of insurance premiums and (ii) a deferred maintenance reserve in the amount of $430,870 and environmental reserve in the amount of $1,650 for, among other things, certain pavement and sidewalk repair and water intrusion remediation.

On each due date, the borrowers will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period and (ii) a capital expenditure reserve in an amount equal to $16,495, to the extent that the amount on reserve is less than $575,000.

■
Lockbox and Cash Management.  The Heritage Apartments Loan requires a springing lockbox, with springing cash management.  Upon the occurrence of a Heritage Apartments Cash Management Period, the loan documents require the borrowers to establish a lender-controlled lockbox account and to cause all revenues relating to the Heritage Apartments Property and all other money received by the borrowers or the property manager with respect to the Heritage Apartments Property (other than tenant security deposits if required to be held in escrow accounts) to be deposited into the lockbox account within two business days after receipt.  Upon the termination of either of the first or second Heritage Apartments Cash Management Period (and provided that no other Heritage Apartments Cash Management Period exists), the borrowers will have the right to have the lockbox account closed and collect revenue as though a Heritage Cash Management Period had not occurred; provided that, upon the occurrence of a third Heritage Apartments Cash Management Period, the lockbox account will remain in effect and all rents will be deposited into the lockbox account for the remainder of the term of the Heritage Apartments Loan.

For so long as there is a lockbox but no Heritage Apartments Cash Management Period is continuing, all amounts in the lockbox account are required to be swept on each business day into a borrower-controlled operating account.  During a Heritage Apartments Cash Management Period, all amounts in the lockbox account are required to be swept on each business day to a lender-controlled cash management account.

On each due date during a Heritage Apartments Trigger Period or, at the lender’s discretion, during an event of default, the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service, required reserves (including real estate taxes, insurance premiums and capital expenses reserves provided for in the loan documents) and budgeted operating expenses, be held as additional collateral for the Heritage Apartments Loan.

A “Heritage Apartments Cash Management Period” means the period (i) from the commencement of a Heritage Apartments Trigger Period until the termination of such Heritage Apartments Trigger Period; or (ii) from the occurrence of an event of default under the Heritage Apartments Loan until such event of default is cured.

A “Heritage Apartments Trigger Period” means any period (i) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the loan documents) is less than 1.25x, and ending at the conclusion of the second consecutive fiscal quarter during which the debt service coverage ratio for the trailing twelve-month period (ending on the last day of any fiscal quarter) is equal to or greater than 1.25x; or (ii) commencing upon the expiration of a 10-business day notice and cure period, the borrowers’ failure to deliver certain financial reports and ending when such financial reports are delivered.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HERITAGE APARTMENTS

■
Property Management.  The Heritage Apartments Property is managed by Village Green Management Company LLC pursuant to a management agreement.  Under the loan documents, the Heritage Apartments Property must remain managed by Village Green Management Company LLC, any other management company controlled by Jared Schenk or any other management company reasonably approved by the lender and with respect to which Rating Agency Confirmation has been received.  During the continuance of an event of default under the Heritage Apartments Loan, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), or if the property manager files for or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for the property manager’s assets or the property manager makes a general assignment for the benefit of its creditors or is adjudicated insolvent, the lender has the right to terminate, or require the borrowers to terminate, the management agreement and engage a replacement property manager, which may be selected by the lender if such termination is based on an event of default under the Heritage Apartments Loan, or any foreclosure, conveyance in lieu of foreclosure or other similar transaction.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Heritage Apartments Property (plus eighteen months of rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Heritage Apartments Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents on a stand-alone basis (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance must have a deductible that is approved by the lender (which approval may not be unreasonably withheld, delayed or conditioned, but subject to the requirements of each Rating Agency) and is no larger than what is customary for similar policies covering similar properties in the market in which the Heritage Apartments Property is located. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Heritage Apartments Property are separately allocated to the Heritage Apartments Property and that the policy will provide the same protection as a separate policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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11 Iron Guard Storage - Marine Jacksonville, NC
12 Iron Guard Storage - Wylds Augusta, GA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

IRON GUARD STORAGE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	12	Loan Seller		MC-Five Mile
Location (City/State)	Various	Cut-off Date Principal Balance		$35,700,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF		$52.09
Size (SF)	685,353	Percentage of Initial Pool Balance		4.2%
Total Occupancy as of 8/6/2014	78.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/6/2014	78.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		4.6100%
Appraised Value	$51,740,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		30
Underwritten Revenues	$4,884,976
Underwritten Expenses	$1,778,834	Escrows
Underwritten Net Operating Income (NOI)	$3,106,144		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,037,607	Taxes	$75,698	$37,849
Cut-off Date LTV Ratio	69.0%	Insurance	$36,177	$5,168
Maturity Date LTV Ratio	59.8%	Replacement Reserves	$0	$5,711
DSCR Based on Underwritten NOI / NCF	1.41x / 1.38x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.7% / 8.5%	Other(1)	$360,263	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$35,700,000	100.0%	Loan Payoffs	$23,374,104	65.5%
			Principal Equity Distribution	10,815,367	30.3
			Closing Costs	1,038,392	2.9
			Reserves	472,137	1.3
Total Sources	$35,700,000	100.0%	Total Uses	$35,700,000	100.0%

(1)	Other reserve represents a deferred maintenance reserve.

■
The Mortgage Loan.  The mortgage loan (the “Iron Guard Storage Portfolio Loan”) is evidenced by a note in the original principal amount of $35,700,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interests in 12 self storage facilities located in Georgia, Nevada, North Carolina, Texas, Virginia and Washington (the “Iron Guard Storage Portfolio Properties”).  The Iron Guard Storage Portfolio Loan was originated by MC-Five Mile Commercial Mortgage Finance LLC on September 22, 2014 and represents approximately 4.2% of the Initial Pool Balance. The Iron Guard Storage Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $35,700,000 and an interest rate of 4.6100% per annum.  The borrowers utilized the proceeds of the Iron Guard Storage Portfolio Loan to refinance existing debt on the Iron Guard Storage Portfolio Properties and to return equity to the borrower sponsor.

The Iron Guard Storage Portfolio Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date.  The Iron Guard Storage Portfolio Loan requires payments of interest only for the initial 30 months and then payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date is the due date in October 2024. Voluntary prepayment of the Iron Guard Storage Portfolio Loan without payment of any prepayment premium is permitted on or after the due date in July 2024.  Defeasance of the Iron Guard Storage Portfolio Loan with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by, the full faith and credit of the United States of America or other obligations which are “government securities” permitted under the Iron Guard Storage Portfolio Loan documents, is permitted at any time after the date that is one day after the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

IRON GUARD STORAGE PORTFOLIO

■	The Mortgaged Properties. The Iron Guard Storage Portfolio Properties consist of 12 self storage properties located in six states totaling 685,353 SF.

The following table presents certain information relating to the Iron Guard Storage Portfolio Properties:

Property Address	City	State	Allocated Cut- off Date Loan Amount	Total GLA	Occupancy(1)	Year Built	Year Renovated	UW NCF
410 Old Galveston Road	Webster	TX	$5,680,000	96,148	93.6%	1999	NAP	$497,162
1230 Gum Branch Road	Jacksonville	NC	5,050,000	80,700	76.0%	1989	NAP	445,571
2327 Northeast 3rd Loop	Camas	WA	4,925,000	51,755	96.4%	1978	1994	410,148
24620 Franz Road	Katy	TX	3,750,000	56,075	90.1%	2001	NAP	325,374
1300 Shurling Drive	Macon	GA	3,445,000	67,600	77.4%	1990, 2000, 2001	NAP	295,266
2405 Riverside Drive	Danville	VA	2,625,000	49,636	86.4%	1988	NAP	217,040
275 East Prater Way	Sparks	NV	2,200,000	44,172	83.5%	1990	NAP	185,028
915 Key Street	Macon	GA	2,050,000	40,700	78.1%	1988	NAP	165,243
1045 Bertram Road	Augusta	GA	1,700,000	45,725	63.8%	1986	NAP	143,422
135 Center Street	Jacksonville	NC	1,700,000	58,662	63.4%	1995	NAP	140,322
108 North Marine Boulevard	Jacksonville	NC	1,475,000	42,430	65.5%	1985	NAP	117,418
1805 Wylds Road	Augusta	GA	1,100,000	51,750	56.4%	1988	NAP	95,614
Total / Wtd. Avg. Portfolio			$35,700,000	685,353	78.6%			$3,037,607

(1)	As provided by the borrowers and represents occupancy as of August 6, 2014.

The following table presents certain information relating to historical leasing at the Iron Guard Storage Portfolio Properties:

Historical Leased %(1)
Property Address	12/31/2011	12/31/2012	12/31/2013	As of 8/6/2014
410 Old Galveston Road	71.7%	84.7%	89.4%	93.6%
1230 Gum Branch Road	74.8%	75.0%	73.1%	76.0%
2327 Northeast 3rd Loop	78.5%	87.1%	89.4%	96.4%
24620 Franz Road	82.3%	76.0%	77.1%	90.1%
1300 Shurling Drive	82.1%	80.2%	75.5%	77.4%
2405 Riverside Drive	79.2%	78.7%	75.2%	86.4%
275 East Prater Way	86.0%	85.7%	81.8%	83.5%
915 Key Street	73.6%	78.0%	78.0%	78.1%
1045 Bertram Road	70.4%	65.1%	65.3%	63.8%
135 Center Street	71.2%	63.1%	62.9%	63.4%
108 North Marine Boulevard	79.5%	63.7%	57.8%	65.5%
1805 Wylds Road	62.4%	56.9%	53.8%	56.4%
Total / Wtd. Avg. Portfolio	75.8%	74.9%	73.8%	78.6%

(1)
As provided by the borrowers. The occupancy percentage is as of December 31 of the respective year. Occupancy for 2011, 2012, and 2013 is shown as a percentage of  occupied units to total units.  Occupancy as of 8/6/2014 is shown as a percentage of occupied square footage to total square footage.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

IRON GUARD STORAGE PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Iron Guard Storage Portfolio Properties:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 7/31/2014	Underwritten	Underwritten $ per SF
Base Rent(2)	$5,986,883	$5,911,905	$5,938,371	$5,768,235	$4,549,483	$6.64
Gross Up Vacancy	0	0	0	0	1,186,385	1.73
Total Rent Revenue	$5,986,883	$5,911,905	$5,938,371	$5,768,235	$5,735,868	$8.37
Other Income(3)	573,313	542,281	615,213	689,209	689,209	1.01
Vacancy, Concessions & Credit Loss	(1,990,143)	(1,944,888)	(1,852,390)	(1,606,843)	(1,540,104)	(2.25)
Effective Gross Income	$4,570,053	$4,509,298	$4,701,194	$4,850,604	$4,884,976	$7.13

Total Operating Expenses	$1,741,431	$1,639,294	$1,692,528	$1,766,595	$1,778,834	$2.60

Net Operating Income	$2,828,621	$2,870,003	$3,008,661	$3,084,008	$3,106,144	$4.53
Replacement Reserves	0	0	0	0	68,537	0.10
Net Cash Flow	$2,828,621	$2,870,003	$3,008,661	$3,084,008	$3,037,607	$4.43

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Base rent includes gross up vacancy for 2011, 2012, 2013, and TTM 7/31/2014.
(3)	Other Income consists of administrative fees, tenant paid insurance, late fees, U-Haul rental, truck rental, bill board income, and miscellaneous income.

■	Appraisal. According to the appraisal, the Iron Guard Storage Portfolio Properties had an “as-is” appraised value of $51,740,000 as of an effective date of August 11, 2014.

■
Environmental Matters.  According to the Phase I environmental reports, dated from August 14, 2014 to September 12, 2014, there are no recognized environmental conditions or recommendations for further action at the Iron Guard Storage Portfolio Properties.

■
The Borrowers.  The co-borrowers are Lucky 7 Equity LLC, Bertram Storage LLC, Camas Mini-Storage Annex L.L.C., Center Storage, LLC, Gum Branch Storage, LLC, Katy Self Storage LLC, Key Self-Storage LLC, Marine Self-Storage LLC, Prater Way Storage, LLC, Riverside Storage, LLC, Shurling Storage, LLC, Webster Storage, LLC and Wylds Storage, LLC, each a single-purpose entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Iron Guard Storage Portfolio Loan. The guarantors of the non-recourse carveouts under the Iron Guard Storage Portfolio Loan are Tyrell G. Ross, Kurtis Allan Ross, Chad Duane Ross, David Tyrell Ross and Kimberly Kaye Michael.

■
Escrows.  In connection with the origination of the Iron Guard Storage Portfolio Loan, the borrowers funded aggregate reserves of $472,137 with respect to the Iron Guard Storage Portfolio Properties, comprised of: (i) $75,698 for real estate taxes, (ii) $36,177 for insurance, and (iii) $360,263 for deferred maintenance.

On each due date, the borrowers are required to fund: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period provided and (ii) a replacement reserve in the amount of $5,711.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

IRON GUARD STORAGE PORTFOLIO

■
Lockbox and Cash Management.  The Iron Guard Storage Portfolio Loan is structured with a springing lockbox.  Following the commencement of the first Iron Guard Storage Portfolio Trigger Period, the Iron Guard Storage Portfolio Loan documents require the borrowers to set up the lockbox account for the sole and exclusive benefit of the lender into which the borrowers are required to deposit or cause to be deposited all revenue generated by the Iron Guard Storage Portfolio Properties.  The Iron Guard Storage Portfolio Loan documents also require that the funds on deposit in the lockbox account be transferred on each business day to the borrowers unless an Iron Guard Storage Portfolio Trigger Period exists, in which case the funds are required to be transferred on each business day to the cash management account under the control of the lender. So long as the Iron Guard Storage Portfolio Loan remains outstanding, such borrower is required to cause a separate bank account to be opened pursuant to each agreement between a borrower and U-Haul Co. (or an affiliate thereof) (“UHaul”) (each, a “UHaul Agreement”) (separate from any lockbox account or other account) for each individual property at which a UHaul Agreement is in place. The borrowers are required to, upon the commencement of an Iron Guard Storage Portfolio Trigger Period, authorize the lender to directly receive all revenues resulting from a UHaul Agreement directly from UHaul.  On each due date during the continuance of an Iron Guard Storage Portfolio Trigger Period, the Iron Guard Storage Portfolio Loan documents require that all amounts on deposit in the cash management account, after payment of debt service and funding of required monthly reserves for budgeted operating expenses, real estate taxes, insurance premiums and replacement reserves for each of the prior four calendar quarters be reserved with the lender and held as additional collateral for the Iron Guard Storage Portfolio Loan.  During the continuance of an event of default under the Iron Guard Storage Portfolio Loan, the lender may apply any funds in the cash management account to amounts payable under the Iron Guard Storage Portfolio Loan and/or toward the payment of expenses of the Iron Guard Storage Portfolio Properties, in such order of priority as the lender may determine.

An “Iron Guard Storage Portfolio Trigger Period” means a period (a) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Iron Guard Storage Portfolio Loan documents, (ii) the debt service coverage ratio (as calculated under the Iron Guard Storage Portfolio Loan documents) being less than 1.05x for each of the prior four calendar quarters and (iii) the debt yield (as calculated under the Iron Guard Storage Portfolio Loan documents) being less than 7.25% for each of the prior four calendar quarters, or (iv) July 6, 2014 if a refinance commitment reasonably acceptable to the lender has not been delivered to the lender, and (b) expiring, as applicable, upon (i) the cure (if applicable) of such event of default, (ii) the debt service coverage ratio being equal to or greater than 1.05x for four consecutive calendar quarters, and (iii) the debt yield being equal to or greater than 7.25% for four consecutive calendar quarters.

■
Property Management.  The Iron Guard Storage Portfolio Properties are currently managed by Iron Guard Storage LLC, an affiliate of the borrowers, pursuant to 12 management agreements. No individual borrower shall, without the lender’s prior consent (which consent shall not be unreasonably withheld):  (i) surrender, terminate or cancel any management agreement; provided, that the borrowers may replace the manager so long as the replacement manager is a qualified manager pursuant to a replacement management agreement; (ii) reduce or consent to the reduction of the term of any management agreement; (iii) increase or consent to the increase of the amount of any charges under any management agreement; or (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, any management agreement in any material respect.  Following the occurrence and during the continuance of an event of default, no borrower is permitted to exercise any rights, make any decisions, grant any approvals or otherwise take any action under any management agreement without the prior consent of the lender, which consent may be withheld in the lender’s sole discretion.  If (i) the debt service coverage ratio for the immediately preceding two  calendar quarters is less than 1.0x, (ii) an event of default occurs and is continuing, (iii) a manager shall become bankrupt or insolvent (or seek similar status under any creditors’ rights law), or (iv) a material default by a manager occurs under any management agreement beyond any applicable grace and cure periods, the borrower shall, at the request of the lender, terminate such management agreement and replace such manager with a qualified manager pursuant to a replacement management agreement, it being understood and agreed that the management fee for such qualified manager shall not exceed then prevailing market rates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

IRON GUARD STORAGE PORTFOLIO

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The property, liability and business interruption insurance coverage required to be maintained under the Iron Guard Storage Loan documents is required to include coverage for losses due to any peril now or hereafter included within the classification of damage caused by war and the acts of terrorists, including nuclear, biological and/or chemical acts of terrorists, including both certified and non-certified acts of terrorists and foreign and domestic acts of terrorists. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

THE PINNACLE AT BISHOP’S WOODS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE PINNACLE AT BISHOP’S WOODS

Lannon
Menomonee Falls
Butler
CAPITOL DRIVE AIRPORT
Wisconsin Memorial Park Cemetery
Mt Mary College
Mayfair Mall
Wauwatosa
Milwaukee
Elm Grove
Brookfield
Brookfield Square Mall
Milwaukee Zoological Gardens
Miller Park
Swing Time Golf & Baseball
Waukesha
West Milwaukee
West Allis
Aurora St Luke's Medical Center
Alverno College
New Berlin
Greenfield
Green Fields Golf Center
Hales Corners
Southridge Mall
Greendale
Grafton
Mequon
Menomonee Falls
Brookfield
Milwaukee
Waukesha
New Berlin
Muskego
Franklin
South Milwaukee
Oak Creek
Racine
Elkhorn
CARTIFACT

The Pinnacle at Bishop's Woods

	Property Name	Address	City/State	Zip Code
1	Pinnacle II	13935 Bishop's Drive	Brookfield, WI	53005
2	Pinnacle III	13845 Bishop's Drive	Brookfield, WI	53005
3	Pinnacle I	13890 Bishop's Drive	Brookfield, WI	53005

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE PINNACLE AT BISHOP’S WOODS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller	CGMRC
Location (City/State)	Brookfield, Wisconsin	Cut-off Date Principal Balance(2)	$31,150,000
Property Type	Office	Cut-off Date Principal Balance per Unit	$125.52
Size (SF)	248,175	Percentage of Initial Pool Balance	3.7%
Total Occupancy as of 8/1/2014	94.9%	Number of Related Mortgage Loans	None
Total Owned Occupancy as of 8/1/2014	94.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	4.6720%
Appraised Value	$45,250,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	36
Underwritten Revenues	$5,953,111
Underwritten Expenses	$2,829,733	Escrows
Underwritten Net Operating Income (NOI)	$3,123,378	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,820,605	Taxes	$44,361	$44,361
Cut-off Date LTV Ratio	68.8%	Insurance	$40,261	$3,355
Maturity Date LTV Ratio	61.7%	Replacement Reserves	$0	$4,550
DSCR Based on Underwritten NOI / NCF(1)	1.68x / 1.52x	TI/LC(3)	$871,498	$50,000
Debt Yield Based on Underwritten NOI / NCF	10.0% / 9.1%	Other(4)	$99,161	$25,000

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,150,000	85.6%	Loan Payoff	$33,353,015	91.6%
Mezzanine Loan(2)	5,230,000	14.4	Closing Costs	2,000,999	5.5
Sponsor Equity	29,295	0.1	Reserves	1,055,281	2.9
Total Sources	$36,409,295	100.0%	Total Uses	$36,409,295	100.0%

(1)
The DSCR Based on Underwritten NOI / NCF is calculated using the Pinnacle at Bishop’s Woods Loan’s non-standard amortization schedule as set forth in Annex G to the Free Writing Prospectus, and is calculated based on the aggregate debt service for the 12-month period immediately succeeding the expiration of the interest-only period.

(2)
The total debt at Pinnacle at Bishop’s Woods Properties is $36,380,000 including a $31,150,000 note in the trust and a $5,230,000 mezzanine loan held outside the trust. The total debt LTV is 80.4% and the total loan DSCR is 1.13x.

(3)
Monthly TI/LC reserve is equal to $50,000 for the initial 36 monthly payments of the loan term, and beginning on the 37th monthly payment, the monthly deposit decreases to $20,681. See “—Escrows” below.

(4)
Other upfront reserve consists of a mezzanine interest reserve ($50,498), which is a reserve under the mezzanine loan, and a deferred maintenance reserve ($48,663). Other monthly reserve includes a reserve with respect to Travelers’ lease in the amount equal to $25,000 to be paid from the first monthly payment date, up to and including September 2015. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Pinnacle at Bishop’s Woods Loan”) is evidenced by a note in the principal amount of $31,150,000 and is secured by a first mortgage encumbering the borrowers’ interest in a three-building 248,175 SF, Class A office portfolio located in Brookfield, Wisconsin (the “Pinnacle at Bishop’s Woods Properties”).  The Pinnacle at Bishop’s Woods Loan was originated by RAIT Funding, LLC on June 30, 2014 and represents approximately 3.7% of the Initial Pool Balance.  The Pinnacle at Bishop’s Woods Loan has an outstanding principal balance as of the Cut-off Date of $31,150,000 and an interest rate of 4.6720% per annum.  The proceeds of the Pinnacle at Bishop’s Woods Loan were primarily used to refinance existing debt on the Pinnacle at Bishop’s Woods Properties, pay closing costs and set up reserves in connection with the Pinnacle at Bishop’s Woods Loan.

The Pinnacle at Bishop’s Woods Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date and requires interest only payments for the initial 36 months and then payments of principal and interest based on a 30-year amortization schedule. The maturity date of the Pinnacle at Bishop’s Woods Loan is July 1, 2024. Voluntary prepayment of the Pinnacle at Bishop’s Woods Loan without prepayment premium or yield maintenance charge is permitted on or after January 1, 2024.  Defeasance of the Pinnacle at Bishop’s Woods Loan with certain non-callable obligations of the United States of America or other obligations which are “governmental securities” permitted under the Pinnacle at Bishop’s Woods Loan documents, is permitted at any time, in whole or in part, on or after the due date in November 2016. See “—Release of Collateral” herein.

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The Mortgaged Properties.  The Pinnacle at Bishop’s Woods Properties consist of a three-building, Class A, 248,175 SF office portfolio located in Brookfield, Waukesha County, Wisconsin, 10 miles west of downtown Milwaukee, well located off of Interstate 94.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE PINNACLE AT BISHOP’S WOODS

The Pinnacle at Bishop’s Woods Properties were constructed between 1999 and 2003. As of August 1, 2014, the total occupancy rate at the Pinnacle at Bishop’s Woods Properties was 94.9% on approximately 30 acres of land with a mix of 18 national and regional tenants occupying the space. Primary access to the Pinnacle at Bishop’s Woods Properties neighborhood is provided by Bluemound Road, an east-west thoroughfare and Interstate 94, an east-west interstate that connects the neighborhood to the Milwaukee central business district (“CBD”) and the western suburbs.

The largest tenants at the Pinnacle at Bishop’s Woods Properties include (i) Bader & Rutter & Associates (“Bader & Rutter”), which leases 67,717 SF of space, has been a tenant at one of the Pinnacle at Bishop’s Woods Properties since August 2003, and has a lease expiring on April 30, 2017, (ii) The Travelers Indemnity Co (“Travelers”), which leases 52,878 SF of space (after a recent lease extension and expansion), has been a tenant at one of the Pinnacle at Bishop’s Woods Properties since 2009, and has a lease expiring on July 31, 2021, and (iii) Windstream Corporation, which leases 24,032 SF of space, has been a tenant at one of the Pinnacle at Bishop’s Woods Properties since 2003, and has a lease expiring on May 31, 2020.

The following table presents certain information relating to the tenants at the Pinnacle at Bishop’s Woods   Properties:

Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration(2)	Renewal / Extension Options
Bader & Rutter & Associates	NR / NR / NR	67,717	27.3%	$1,047,935	28.6%	$15.48	4/30/2017	N/A
The Travelers Indemnity Co(3)	A / A2 / A	52,878	21.3	769,676	21.0	14.56	7/31/2021	2, 5-year options
Windstream Corporation	NR / NR / BB-	24,032	9.7	377,543	10.3	15.71	5/31/2020	N/A
DeWitt Ross & Stevens SC(4)	NR / NR / NR	14,717	5.9	212,513	5.8	14.44	9/30/2024	2, 5-year options
Continental Casualty Co	NR / NR / A	12,008	4.8	264,176	7.2	22.00	4/30/2016	1, 5-year option
Tek Systems(5)	NR / NR / NR	10,622	4.3	143,397	3.9	13.50	5/31/2019	1, 5-year option
Employers Holdings Inc	NR / NR / NR	7,874	3.2	115,197	3.1	14.63	4/30/2015	1, 5-year option
Oracle America	NR / NR / NR	5,759	2.3	72,621	2.0	12.61	12/31/2016	2, 3-year options
MRED Management	NR / NR / NR	5,257	2.1	75,491	2.1	14.36	12/31/2019	N/A
County Line Pharmaceuticals	NR / NR / NR	4,909	2.0	61,363	1.7	12.50	4/30/2017	N/A
Largest Owned Tenants		205,773	82.9%	$3,139,911	85.8%	$15.26
Remaining Owned Tenants		29,835	12.0	517,911	14.2	17.36
Vacant Spaces (Owned Spaces)		12,567	5.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		248,175	100.0%	$3,657,822	100.0%	$15.53

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	All leases are assumed to remain in place through contractual expiration even if early termination options are available.
(3)
Travelers has the right to reduce the size of its space on either 8/1/2017 (notice on 11/1/2016) or 8/1/2019 (notice on 11/1/2018), provided that the reduction does not exceed 30% of its rentable square feet and that Travelers pays $18.53/SF of space to be reduced on 8/1/2017 and $9.82/SF of space to be reduced on 8/1/2019.

(4)
DeWitt Ross & Stevens SC can terminate its lease on or after 11/30/2019, upon 9 months’ notice (2/28/2019), with payment of unamortized TI/LCs, an amount equal to 10 months of base rent and additional rent.

(5)	Tek Systems can terminate its lease during the 45th month (11/1/2017) of its lease, upon 180 days’ notice, with payment of unamortized TI/LCs and an amount equal to three months of base rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE PINNACLE AT BISHOP’S WOODS

The following table presents the lease rollover schedule at the Pinnacle at Bishop’s Woods Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	3,599	1.5	1.5%	72,304	2.0	20.09	1
2015	19,873	8.0	9.5%	322,831	8.8	16.24	4
2016	17,767	7.2	16.6%	336,797	9.2	18.96	2
2017	76,352	30.8	47.4%	1,193,133	32.6	15.63	3
2018	10,511	4.2	51.6%	154,138	4.2	14.66	3
2019	15,879	6.4	58.0%	218,888	6.0	13.78	2
2020	24,032	9.7	67.7%	377,543	10.3	15.71	1
2021	52,878	21.3	89.0%	769,676	21.0	14.56	1
2022	0	0.0	89.0%	0	0.0	0.00	0
2023	0	0.0	89.0%	0	0.0	0.00	0
2024	14,717	5.9	94.9%	212,513	5.8	14.44	1
2025 & Thereafter	0	0.0	94.9%	0	0.0	0.00	0
Vacant	12,567	5.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	248,175	100.0%		$3,657,822	100.0%	$15.53	18

(1)	Calculated based on the rent roll provided by the borrowers dated 8/1/2014.

The following table presents certain information relating to historical leasing at the Pinnacle at Bishop’s Woods Properties:

Historical Leased %(1)
	2012	2013	As of 8/1/2014
Owned Space	87.8%	88.4%	94.9%

(1)	As provided by the borrowers and reflects average occupancy rates for 2012 and 2013, and with respect to the 2014 occupancy rate, annualized based on the first seven months of 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE PINNACLE AT BISHOP’S WOODS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Pinnacle at Bishop’s Woods Properties:

Cash Flow Analysis(1)

	2012	2013	TTM 3/31/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,758,951	$3,531,219	$3,396,290	$3,657,822	$14.74
Contractual Rent Steps(3)	0	0	0	38,538	0.16
Gross Up Vacancy	0	0	0	325,813	1.31
Total Rent	$3,758,951	$3,531,219	$3,396,290	$4,022,173	$16.21
Total Reimbursables	$1,851,460	$2,123,281	$2,247,103	$2,434,608	$9.81
Other Income	76,915	77,441	76,272	77,441	0.31
Vacancy & Credit Loss	0	0	0	(581,110)	(2.34)
Effective Gross Income	$5,687,326	$5,731,941	$5,719,665	$5,953,111	$23.99
Total Operating Expenses	$2,651,670	$2,760,771	$2,847,242	$2,829,733	$11.40
Net Operating Income	$3,035,656	$2,971,170	$2,872,423	$3,123,378	$12.59
TI/LC	0	0	0	248,175	1.00
Capital Expenditures	0	0	0	54,599	0.22
Net Cash Flow	$3,035,656	$2,971,170	$2,872,423	$2,820,605	$11.37

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent is based on contractual rents as of 8/1/2014 and includes Travelers’ rent payments with respect to an expanded space of 5,147 SF, which commenced on 8/1/2014.
(3)	Underwritten Total Rent is based on contractual rents as of 8/1/2014 and includes contractual rent steps through 2/28/2015.

■	Appraisal. According to the appraisal, the Pinnacle at Bishop’s Woods Properties had an “as-is” appraised value of $45,250,000 as of an effective date of June 3, 2014.

■	Environmental Matters. According to the Phase I environmental report dated June 10, 2014, there are no recognized environmental conditions or recommendations for further action.

■
Market Overview and Competition.  The Pinnacle at Bishop’s Woods Properties are located in Brookfield, Wisconsin. The land uses within the immediate neighborhood around the Pinnacle at Bishop’s Woods Properties are largely comprised of office parks surrounded by single-family residential developments.

According to the appraisal, as of the first quarter of 2014, the Brookfield office submarket consisted of approximately 5.9 million SF within Milwaukee’s overall office market of 43.8 million SF.  The vacancy rate in the Brookfield office submarket was 16.4%. The Pinnacle at Bishop’s Woods Properties, with a 94.9% occupancy rate, consist of 248,175 SF of Class A office properties located off of Interstate-94 in the Brookfield submarket.

■
The Borrowers.  The borrowers are Pinnacle I at Bishop’s Drive Office Park, LLC and Pinnacle Property Holdings, LLC, each a Wisconsin limited liability company.  Peter J. Schwabe, Daniel P. Schwabe and Jay A. Henrichs are the non-recourse carveout guarantors of the Pinnacle at Bishop’s Woods Loan.

■
Escrows.  In connection with the origination of the Pinnacle at Bishop’s Woods Loan, the borrowers funded aggregate reserves of $1,055,281 comprised of: (i) $44,361 for real estate taxes; (ii) $40,261 for insurance; (iii) $48,663 for immediate repairs; (iv) $871,498 for an existing tenant leasing reserve; and (v) $50,498 for a mezzanine interest reserve (which is a reserve under the mezzanine loan).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE PINNACLE AT BISHOP’S WOODS

Additionally, on each monthly payment date, the borrowers are required to fund the following reserves: (i) a tax reserve in an amount equal to one-twelfth of the annual amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period; (ii) an insurance reserve in an amount equal to one-twelfth of the annual amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period; (iii) a TI/LC reserve in an amount equal to $50,000 for the initial 36 months of the Pinnacle at Bishop’s Woods Loan term and beginning on the 37th monthly payment, a reserve of equal monthly installments in the amount equal to approximately $20,681; (iv) a replacement reserve in an amount equal to $4,550; (v) a reserve with respect to Travelers’ lease in the amount equal to $25,000 to be paid from August 2014 up to and including September 2015; (vi) an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses to be incurred by the borrowers for the then current monthly period and; (vii) during the occurrence and continuance of a Pinnacle at Bishop’s Woods Trigger Period, an excess cash flow reserve with respect to any excess cash flow generated by the Pinnacle at Bishop’s Woods Properties, which is required by terms in the loan agreement to be escrowed and used for the payment of tenant improvements and leasing commissions associated with any vacant space at the properties; provided that, if such Pinnacle at Bishop’s Woods Trigger Period is also a Travelers Trigger Period and such Travelers Trigger Period no longer exists, then all amounts in the excess cash flow reserve may be disbursed to the borrowers so long as no other Pinnacle at Bishop’s Woods Trigger Period exists.  In addition, all excess cash flow will be retained in the cash management account up to a cap of $240,000 to fund future shortfalls in the waterfall.

■
Lockbox and Cash Management. The Pinnacle at Bishop’s Woods Loan is structured with a hard lockbox and in-place cash management.  At closing, the borrowers were required to establish a lender-controlled lockbox account into which tenants at the Pinnacle at Bishop’s Woods Properties will pay their rents. Any revenues derived from the Pinnacle at Bishop’s Woods Properties that are received by the borrowers or the property manager are also required to be deposited into the lender-controlled lockbox account.  At closing, the lender, on the borrowers’ behalf, was required to establish a cash management account with the lender or servicer, as applicable, in the name of the borrowers for the sole and exclusive benefit of the lender.  Funds on deposit in the lockbox account are required to be swept into a cash management account on each business day.

So long as no event of default has occurred and is continuing under the Pinnacle at Bishop’s Woods Loan, on each monthly payment date, the lender is required to disburse all funds on deposit in the cash management account to pay required reserves, debt service and all other amounts then due and payable under the Pinnacle at Bishop’s Woods Loan documents, with any remaining amounts to be disbursed, provided that no Pinnacle at Bishop’s Woods Trigger Period has occurred, (a) to the borrowers up to $300,000 for any calendar year, (b) then to the leasing reserve account up to a reserve cap of $3,800,000 (with such amount reduced to $2,000,000 following the renewal of the Bader & Rutter lease in satisfaction of the renewal terms further described in the loan agreement) and (c) finally, any remainder to the borrowers.  During the continuance of a Pinnacle at Bishop’s Woods Trigger Period, the lender may apply funds in the cash management account to amounts payable under the Pinnacle at Bishop’s Woods Loan in such order, priority and portions as the lender in its sole discretion may determine.

“Pinnacle at Bishop’s Woods Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the Pinnacle at Bishop’s Woods Loan documents or the mezzanine loan documents, (ii) the debt service coverage ratio as calculated under the Pinnacle at Bishop’s Woods Loan documents is less than 1.05x, and (iii) the occurrence of a Travelers Trigger Period, and (B) expiring upon (x) in the case of clause (A)(i) above, the cure of such event of default under the Pinnacle at Bishop’s Woods Loan documents or the mezzanine loan documents, as applicable, (y) in the case of clause (A)(ii) above, the date on which the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.05x for two consecutive calendar quarters, and (z) in the case of clause (A)(iii) above, a Travelers Trigger Period no longer exists.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE PINNACLE AT BISHOP’S WOODS

“Travelers Trigger Period” means a period (A) commencing upon the first to occur of (i) Travelers being in default under its lease beyond applicable notice and cure periods, (ii) Travelers failing to be in actual, physical possession of its space and/or “going dark” in excess of 10,000 SF of its space, (iii) Travelers giving notice that it is terminating its lease for all or any portion of its space, (iv) any termination or cancellation of Travelers’ lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or its lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of Travelers and (vi) Travelers failing to extend or renew its lease on or prior to the date occurring 12 months prior to the expiration of the then applicable term of Travelers’ lease; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (including an estoppel certificate from Travelers in form and substance acceptable to the lender) of (1) the satisfaction of the Travelers Cure Conditions, (2) the borrowers leasing the entirety of  Travelers’ space or (3) so long as the debt service coverage ratio equals or exceeds 1.20x, the re-leasing of 70% or more of the rentable square footage of Travelers’ space, the replacement tenant being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease, is paying the full, unabated amount of the rent due and has unconditionally accepted its leased premises.

“Travelers Cure Conditions” mean each of the following, as applicable (i) Travelers has cured all defaults under the Travelers lease, (ii) Travelers is in actual, physical possession of the Travelers space and not “dark”, (iii) Travelers has revoked or rescinded any and all termination or cancellation notices with respect to the Travelers lease and has re-affirmed the Travelers lease as being in full force and effect, (iv) in the event the Travelers Trigger Period was commenced by Travelers’ failure to extend or renew its lease in accordance with clause (vi) of the definition of “Travelers Trigger Period” above, Travelers has renewed or extended its lease in accordance with its terms and the Pinnacle at Bishop’s Woods Loan documents, (v) with respect to any applicable bankruptcy or insolvency proceedings involving Travelers and/or the Travelers lease, Travelers is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the Travelers lease pursuant to final, non-appealable order of a court of competent jurisdiction and (vi) Travelers is paying full, unabated rent under its lease.

■
Property Management.  The Pinnacle at Bishop’s Woods Properties are managed by MRED Management, Inc., a third party property manager, pursuant to a management agreement.  Under the Pinnacle at Bishop’s Woods Loan documents, the borrowers are not permitted to replace the current property manager of the Pinnacle at Bishop’s Woods Properties, except with a management company approved by the lender in writing (which approval of the lender may be conditioned upon delivery to the lender of a Rating Agency Confirmation). The lender may replace (or require the borrowers to replace) the property manager if (i) there is a default by the property manager under the management agreement after the expiration of any applicable cure period, (ii) there exists a Pinnacle at Bishop’s Woods Trigger Period, or (iii) certain bankruptcy-related events occur with respect to the property manager.

■
Release of Collateral.  The borrowers are permitted to obtain a release of an individual Mortgaged property in the Pinnacle at Bishop’s Woods Properties from the lien of the Pinnacle at Bishop’s Woods Loan at any time after the second anniversary of the securitization Closing Date, provided that, among other things, (i) the related borrowers defeases a portion of the Pinnacle at Bishop’s Woods Loan in an amount equal to 115% of the allocated loan amount for the portion of the Pinnacle at Bishop’s Woods Properties to be released; (ii) after giving effect to such release, (a) the debt service coverage ratio (based on the trailing 12-month period and based upon the aggregate amount of debt service with respect to the Pinnacle at Bishop’s Woods Loan and the related mezzanine loan) will not be less than the greater of (1) 1.13x and (2) the projected debt service coverage ratio as of the release notice date, and (b) the related loan-to-value ratio (based on the aggregate outstanding principal amount of the Pinnacle at Bishop’s Woods Loan and the related mezzanine loan) will not be greater than 80.4%; (iii) a Rating Agency Confirmation is obtained; and (iv) the related borrowers deliver a REMIC opinion.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE PINNACLE AT BISHOP’S WOODS

In addition, so long as no event of default has occurred and is continuing under its terms, the related Pinnacle at Bishop’s Woods  Loan documents permit the borrowers to release a certain parcel of land at the Pinnacle at Bishop’s Woods Properties that is leased to a ground lease tenant (the “Pinnacle Ground Lease Parcel”) without payment of a release price, subject to the satisfaction of certain conditions including the following: (a) the borrowers give the lender not less than 30 days’ prior written notice specifying the date on which the Pinnacle Ground Lease Parcel will be conveyed to the tenant under the respective ground lease pursuant to the terms of such ground lease; (b) the delivery to the lender of (i) an opinion of counsel or a certificate of an architect indicating that the Pinnacle Ground Lease Parcel has been legally subdivided from the remainder of the Pinnacle at Bishop’s Woods Properties and that the balance of the Pinnacle at Bishop’s Woods Portfolio separately conforms to, and is in material compliance with, all legal requirements, and constitutes a tax lot separate from the rest of the Pinnacle at Bishop’s Woods Properties;  (ii) a certificate from an architect or engineer to the effect that the related Pinnacle Ground Lease Parcel is not necessary (x) for the remainder of the Pinnacle at Bishop’s Woods Properties to comply with any applicable zoning, building, land use or parking or other legal requirements applicable to the remainder of the Pinnacle at Bishop’s Woods Properties, or (y) for the uses of the remainder of the Pinnacle at Bishop’s Woods Properties, including, without limitation, for access, driveways, parking, utilities, drainage flows or any other purpose (giving effect to any easements reserved over the Pinnacle Ground Lease Parcel for the benefit of the remainder of the Pinnacle at Bishop’s Woods Properties); (iii) payment of all expenses incurred in connection with the release of the Pinnacle Ground Lease Parcel including, without limitation, reasonable attorneys’ fees; and (iv) delivery of such other documents as the lender may reasonably request; and (c) either (1) the ratio of the unpaid principal balance of the Pinnacle at Bishop’s Woods Loan to the value of the remaining property is equal to or less than 125% (as determined by the lender in its discretion by any commercially reasonable valuation method, but based solely on the value of real property and excluding personal property and going-concern value) or (2) unless the lender receives a REMIC opinion, the principal balance of the Pinnacle at Bishop’s Woods Loan is paid down by the least of the following amounts: (A) an amount equal to the net proceeds or other compensation paid in connection with the release pursuant to an arm’s length transaction with an unrelated third party, (B) the fair market value of the Pinnacle Ground Lease Parcel at the time of release, or (C) an amount such that the ratio of the unpaid principal balance of the Pinnacle at Bishop’s Woods Loan to the value of the remaining properties (as determined by the lender in its discretion by any commercially reasonable valuation method, but based solely on the value of real property and excluding personal property and going-concern value) does not increase after the release.

■
Mezzanine or Subordinate Indebtedness.  Concurrently with the origination of the Pinnacle at Bishop’s Woods Loan, RAIT Partnership, L.P., made a $5,230,000 mezzanine loan (the “Pinnacle at Bishop’s Woods Mezzanine Loan”) to Pinnacle I Mezzborrower, LLC and Pinnacle Holdings Mezzborrower, LLC, each a Wisconsin limited liability company and the holder of 100% of the interest in a sole member of one of the borrowers under the Pinnacle at Bishop’s Woods Loan.  The Pinnacle at Bishop’s Woods Mezzanine Loan is secured by, among other things, a pledge of the mezzanine borrower’s limited liability company interests in the sole members of each of the borrowers. The Pinnacle at Bishop’s Woods Mezzanine Loan carries an interest rate of 10.988069% per annum and is co-terminous with the Pinnacle at Bishop’s Woods Loan. The Pinnacle at Bishop’s Woods Mezzanine Loan is subject to a customary intercreditor agreement.

■
Terrorism Insurance. The borrowers are required to maintain an “all risk” insurance policy that provides coverage for terrorism.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

STAMFORD PLAZA PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STAMFORD PLAZA PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STAMFORD PLAZA PORTFOLIO

STAMFORD
Greenwich
Darien
Springdale
Glenbrook
Downtown
Richmond Hill
Riverside
Old Greenwich
The Cove
Harbor Point
Shippan Point
Long Island Sound
FAIRFIELD COUNTY
N.Y. City 34 miles
New Haven 38 miles
NEW YORK CITY
MANHATTAN
QUEENS
BRONX
YONKERS
CONNECTICUT
NEW JERSEY
Stamford Plaza Portfolio
1 One Stamford Plaza Stamford, CT
2 Two Stamford Plaza Stamford, CT
3 Three Stamford Plaza Stamford, CT
4 Four Stamford Plaza Stamford, CT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STAMFORD PLAZA PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller	CGMRC
Location (City/State)	Stamford, Connecticut	Cut-off Date Principal Balance(2)	$30,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)	$274.81
Size (SF)	982,483	Percentage of Initial Pool Balance	3.6%
Total Occupancy as of 6/19/2014	88.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/19/2014	88.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate	4.5850%
Appraised Value	$427,200,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Underwritten Revenues	$42,900,089
Underwritten Expenses	$17,690,143	Escrows
Underwritten Net Operating Income (NOI)	$25,209,946	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$22,812,465	Taxes	$963,416	$481,708
Cut-off Date LTV Ratio(1)	63.2%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	57.9%	Replacement Reserves	$4,470,000	$16,375
DSCR Based on Underwritten NOI / NCF(1)	1.52x / 1.38x	TI/LC	$0	$187,500
Debt Yield Based on Underwritten NOI / NCF(1)	9.3% / 8.4%	Other(3)	$1,610,870	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$270,000,000	99.7%	Loan Payoff	$262,500,217	97.0%
Principal’s New Cash Contribution	695,992	0.3	Reserves	7,044,286	2.6
			Closing Costs	1,151,489	0.4

Total Sources	$270,695,992	100.0%	Total Uses	$270,695,992	100.0%

(1)	Calculated based on the aggregate balance of the Stamford Plaza Portfolio Loan Combination.
(2)
The Stamford Plaza Portfolio Loan with a Cut-off Date Balance of $30,000,000 is evidenced by note A-2-B, a non-controlling note which is part of a $270,000,000 loan combination evidenced by four pari passu notes. The controlling pari passu companion loan evidenced by note A-1, with a principal balance of $120,000,000 as of the Cut-off Date, and the non-controlling pari passu companion loan evidenced by note A-2-A, with a principal balance of $20,000,000 as of the Cut-off Date, were both contributed to the GSMS 2014-GC24 transaction. The non-controlling pari passu companion loan evidenced by note A-3, with a principal balance of $100,000,000 as of the Cut-off Date was contributed to the WFRBS 2014-C22 transaction.

(3)
Other upfront reserve represents a deferred maintenance reserve of $945,000 and an unfunded obligation reserve of $665,870 for tenant improvements and leasing commissions outstanding as of the origination date. See “—Escrows” below.

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The Mortgage Loan. The mortgage loan (the “Stamford Plaza Portfolio Loan”) is part of a loan combination (the “Stamford Plaza Portfolio Loan Combination”) evidenced by four pari passu notes that are together secured by a first mortgage encumbering the borrowers’ fee interests in four adjacent office properties located in Stamford, Connecticut (the “Stamford Plaza Portfolio Properties”).  The Stamford Plaza Portfolio Loan Combination was co-originated on August 6, 2014 by Citigroup Global Markets Realty Corp. and The Royal Bank of Scotland plc. The Stamford Plaza Portfolio Loan Combination had an original principal balance of $270,000,000 and has an outstanding principal balance as of the Cut-off Date of $270,000,000.  Each of the notes evidencing the Stamford Plaza Portfolio Loan Combination accrues interest at an interest rate of 4.5850% per annum.  The proceeds of the Stamford Plaza Portfolio were primarily used to refinance the Stamford Plaza Portfolio Properties.

The Stamford Plaza Portfolio Loan (which is evidenced by note A-2-B and represents a non-controlling interest in the Stamford Plaza Portfolio Loan Combination) had an original principal balance of $30,000,000, has an outstanding principal balance as of the Cut-off Date of $30,000,000, and represents approximately 3.6% of the Initial Pool Balance. The related companion loans (the “Stamford Plaza Portfolio Companion Loans”) are held outside the Issuing Entity and are evidenced by the following three pari passu notes: (i) Note A-1, which represents the controlling interest in the Stamford Plaza Portfolio Loan Combination, was contributed to the GSMS 2014-GC24 transaction (along with note A-2-A), had an original principal balance of $120,000,000 and has an outstanding principal balance as of the Cut-off Date of $120,000,000; (ii) Note A-2-A, which represents a non-controlling interest in the Stamford Plaza Portfolio Loan Combination, was contributed to the GSMS 2014-GC24 transaction (along with note A-1), had an original principal balance of $20,000,000 and has an outstanding principal balance as of the Cut-off Date of $20,000,000; and (iii) Note A-3, which represents a non-controlling interest in the Stamford Plaza Portfolio Loan Combination, was contributed to the WFRBS 2014-C22 transaction, had an original principal balance of $100,000,000 and has an outstanding principal balance as of the Cut-off Date of $100,000,000.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STAMFORD PLAZA PORTFOLIO

The Stamford Plaza Portfolio Loan Combination had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Stamford Plaza Portfolio Loan Combination requires interest-only payments for the first 60 payments following origination and, thereafter, requires payments of principal and interest based on a 30-year amortization schedule.  The Stamford Plaza Portfolio Loan Combination scheduled maturity date is the due date in August 2024.

At any time after the second anniversary of the securitization Closing Date, the borrowers have the right to defease the Stamford Plaza Portfolio Loan Combination in whole, or in part (see “Partial Release” below), with certain non-callable direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents.  In addition, the Stamford Plaza Portfolio Loan Combination is prepayable without penalty on or after May 6, 2024.

■
The Mortgaged Properties. The Stamford Plaza Portfolio Properties are comprised of two 15-story, Class A office buildings and two 16-story Class A office buildings containing, in total, 982,483 SF located in Stamford, Connecticut. The Stamford Plaza Portfolio Properties were built between 1979 and 1986 and renovated between 1993 and 1996. The Stamford Plaza Portfolio Properties are located at the southwestern corner of the intersection of Tresser Boulevard and Elm Street, just north of Interstate 95 and within close walking distance to the Metro-North New Haven Line commuter railroad (Stamford Station). The Stamford Plaza Portfolio Properties are located directly adjacent to each other and form a contiguous office complex linked by common interior and exterior walkways. Shared amenities include a cafeteria, sundry shops, fitness center, conference facilities, ATM machines, and a shuttle bus to the Stamford Station. Parking is provided by three covered parking structures comprising 2,575 spaces, which equates to 2.6 spaces per 1,000 SF of rentable area. Nine investment grade tenants comprise 36.6% of the net rentable area and 43.2% of the underwritten base rent, including WR Berkley, Merrill Lynch, Pierce, Fenner & Smith, Icon International, Inc., Noble Americas Corp, Webster Bank NA, and Chevron USA Inc. As of June 19, 2014, the Stamford Plaza Portfolio Properties are 88.0% leased to 60 tenants.

The following table presents certain information relating to the Stamford Plaza Portfolio Properties:

Property Name	Property Type	Allocated Cut-off Date Principal Balance	% of Portfolio Cut-off Date Principal Balance	Occupancy	Year Built/ Renovated	Net Rentable Area (SF)	Appraised Value	UW Net Cash Flow
Two Stamford Plaza	Office	$8,511,236	28.4%	85.1%	1986/1994	258,132	$121,200,000	$5,554,216
Four Stamford Plaza	Office	7,366,573	24.6	79.7%	1979/1996	261,982	104,900,000	5,128,753
One Stamford Plaza	Office	7,099,719	23.7	89.8%	1986/1994	216,252	101,100,000	4,942,900
Three Stamford Plaza	Office	7,022,472	23.4	98.1%	1981/1993	246,117	100,000,000	7,186,595
Total / Wtd. Avg.		$30,000,000	100.0%	88.0%		982,483	$427,200,000	$22,812,465

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STAMFORD PLAZA PORTFOLIO

The following table presents certain information relating to the major tenants at the Stamford Plaza Portfolio Properties:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
WR Berkley(2)	BBB+/Baa2/BBB+	92,124	9.4%	$4,487,026	11.5%	$48.71	6/30/2021(2)	1, 5-year option
Icon International, Inc.	BBB+/NR/BBB	76,555	7.8	3,489,155	8.9	45.58	1/31/2018	1, 5-year option
Merrill Lynch, Pierce, Fenner & Smith	A/Baa2/NR	55,833	5.7	2,758,942	7.0	49.41	2/28/2018	2, 5-year options(3)
Towers Watson Pennsylvania	NR/NR/NR	68,234	6.9	2,642,227	6.7	38.72	10/31/2016	2, 5-year options
Glencore, Ltd.	NR/NR/NR	45,537	4.6	2,377,321	6.1	52.21	2/28/2022	2, 5-year options(4)
Noble Americas Corp	BBB-/Baa3/BBB-	48,058	4.9	2,147,425	5.5	44.68	3/15/2021	2, 5-year options
Tronox LLC	NR/Ba3/BB	27,358	2.8	1,333,939	3.4	48.76	3/31/2023	2, 5-year options(5)
Wiggin and Dana LLP	NR/NR/NR	22,987	2.3	1,080,389	2.8	47.00	1/31/2022	2, 5-year options
Hexcel Corporation	NR/NR/BBB-	22,023	2.2	1,035,081	2.6	47.00	2/28/2022	2, 5-year options
Boardroom Inc.	NR/NR/NR	22,360	2.3	1,006,200	2.6	45.00	2/29/2020	2, 5-year options(6)
Ten Largest Owned Tenants		481,069	49.0%	$22,357,704	57.1%	$46.48
Remaining Owned Tenants		383,109	39.0	16,794,677	42.9	43.84
Vacant Spaces (Owned Space)		118,305	12.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		982,483	100.0%	$39,152,381	100.0%	$45.31

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Three operating units of WR Berkley are tenants with separate leases at Three Stamford Plaza: 46,062 SF (4.7% of NRSF and 5.4% of Annual U/W Base Rent) expiring on February 28, 2021; 35,698 SF (3.6% of NRSF and 4.1% of Annual U/W Base Rent) expiring on June 30, 2021, and 10,364 SF (1.1% of NRSF and 1.2% of Annual U/W Base Rent) expiring on June 30, 2021. The tenants have the option to terminate their respective leases as of March 1, 2016 (46,062 NRSF), November 1, 2016 (35,698 NRSF) and November 1, 2017 (10,364 NRSF) with nine months written notice prior to each respective lease expiration. In addition, the tenants each have one, five-year extension option.

(3)	Merrill Lynch, Pierce, Fenner & Smith has the option to surrender up to 11,371 SF of its leased space at any time with 12 months' notice.
(4)	Glencore may terminate its lease as of June 2017 with 12 months notice.
(5)	Tronox may terminate its lease as of March 2019 with 12 months notice.
(6)	Boardroom Inc. may terminate its lease as of March 2016 with 12 months notice.

The following table presents certain information relating to the lease rollover schedule for the Stamford Plaza Portfolio Properties:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants(2)
MTM	5,388	0.5%	0.5%	$1,690	0.0%	$0.31	2
2014	0	0.0	0.5%	0	0.0	0.00	0
2015	42,988	4.4	4.9%	1,838,493	4.7	42.77	7
2016	130,483	13.3	18.2%	5,433,306	13.9	41.64	9
2017	61,116	6.2	24.4%	2,954,775	7.5	48.35	8
2018	202,818	20.6	45.1%	9,417,486	24.1	46.43	10
2019	42,019	4.3	49.3%	1,788,822	4.6	42.57	5
2020	82,359	8.4	57.7%	3,463,761	8.8	42.06	9
2021	140,182	14.3	72.0%	6,634,450	16.9	47.33	4
2022	105,438	10.7	82.7%	5,222,450	13.3	49.53	4
2023	27,358	2.8	85.5%	1,333,939	3.4	48.76	1
2024	24,029	2.4	88.0%	1,063,208	2.7	44.25	1
2025 & Thereafter	0	0.0	88.0%	0	0.0	0.00	0
Vacant	118,305	12.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	982,483	100.0%		$39,152,381	100.0%	$45.31	60

(1)	Calculated based on approximate square footage occupied by each owned tenant.
(2)
Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the applicable lease and that are not considered in the Lease Expiration Schedule.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STAMFORD PLAZA PORTFOLIO

The following table presents certain information relating to historical leasing at the Stamford Plaza Portfolio Properties:

Historical Leased %(1)
	2009	2010	2011	2012	2013	As of 6/19/2014
Owned Space	86.5%	87.2%	88.2%	91.4%	91.4%	88.0%

(1)	As provided by the borrower and reflects occupancy as of December 31, for the indicated year unless otherwise specified.

The following table presents certain information relating to the historical average annual rent per SF at the Stamford Plaza Portfolio Properties:

Historical Average Base Rent per SF(1)
	2011	2012	2013
Base Rent per SF	$32.52	$33.11	$38.80

(1)	Base Rent per SF calculation is based on borrower provided rental figures and total occupied square footage of 866,374 (2011), 898,469 (2012) and 898,429 (2013).

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Stamford Plaza Portfolio Properties:

Cash Flow Analysis

	2012	2013	TTM 5/31/2014	Underwritten(1)		Underwritten $ per SF(1)
Base Rent	$29,750,903	$34,863,266	$36,870,779	$37,323,769		$37.99
Contractual Rent Steps	0	0	0	1,828,612		1.86
Gross Up Vacancy	0	0	0	5,459,642		5.56
Total Rent	$29,750,903	$34,863,266	$36,870,779	$44,612,023		$45.41
Total Reimbursables	1,212,070	661,411	622,584	388,964		0.40
Other Income(2)	3,375,412	3,221,615	3,255,014	3,358,745		3.42
Vacancy & Credit Loss	0	0	0	(5,459,642	)(3)	(5.56)
Effective Gross Income	$34,338,385	$38,746,292	$40,748,377	$42,900,089		$43.66

Real Estate Taxes	$5,956,111	$5,646,862	$5,323,351	$5,370,961		$5.47
Insurance	263,408	277,440	305,891	319,494		0.33
Management Fee	1,300,887	1,371,790	1,350,302	1,000,000		1.02
Other Operating Expenses	10,148,455	10,512,025	10,999,688	10,999,688		11.20
Total Operating Expenses	$17,668,861	$17,808,117	$17,979,232	$17,690,143		$18.01

Net Operating Income(4)(5)	$16,669,524	$20,938,175	$22,769,145	$25,209,946		$25.66
TI/LC	0	0	0	2,200,985		2.24
Capital Expenditures	0	0	0	196,497		0.20
Net Cash Flow	$16,669,524	$20,938,175	$22,769,145	$22,812,465		$23.22

(1)
The increase in base rent and net operating income from TTM 5/31/2014 to Underwritten is due to average contractual rent over the respective lease terms of nine investment grade tenants totaling 36.6% of the net rentable area and 43.2% of the underwritten base rent and contractual rent steps through August 2015.

(2)	Other income includes parking, percentage rent and late fees, administrative fees on electric billings, miscellaneous parts and administrative charges for overseeing and approving tenant construction.
(3)	The underwritten economic vacancy is 11.7%. The Stamford Plaza Portfolio Properties were 88.0% occupied as of June 19, 2014.
(4)	The Net Operating Income for the period beginning on January 1, 2014 and ending on May 31, 2014 is $9,954,834.
(5)	2013 Net Operating Income is higher than 2012 Net Operating Income due to new leases and renewals; three new major tenant leases totaling more than $2.4 million in rental income were signed in 2012.

■	Appraisal. As of the appraisal valuation date of June 25, 2014, the Stamford Plaza Portfolio Properties had an aggregate “as-is” appraised value of $427,200,000.

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Environmental Matters. According to the Phase I environmental site assessments dated July 8, 2014, there was no evidence of any recognized environmental conditions at the Stamford Plaza Portfolio Properties.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STAMFORD PLAZA PORTFOLIO

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Market Overview and Competition. The Stamford Plaza Portfolio Properties are located in downtown Stamford, Connecticut, approximately 40 miles northeast of New York City. The City of Stamford is located within Fairfield County, which is tied both economically and culturally to Manhattan with many residents commuting to Manhattan each day. Fairfield County’s proximity to New York City, combined with less expensive office rents than Manhattan, makes it an attractive destination for large corporate headquarters and regional offices. The Stamford Plaza Portfolio Properties are located within close walking proximity to the Metro-North – Stamford train station. Stamford’s economy is diverse, and serves as a headquarters or very large office destination for many significant corporations including The Royal Bank of Scotland, UBS, Thomson-Reuters, General Electric and Sikorsky.  According to a third party market research report, the 2014 population and average household income within a five-mile radius of the Stamford Plaza Portfolio Properties were 172,794 and $134,841, respectively.

According to the appraisal, the Stamford Plaza Portfolio Properties are located within the Class A Stamford central business district (“CBD”) submarket of the Fairfield County office market.  As of the first quarter of 2014, the Fairfield County Class A office market had a vacancy rate and weighted average annual asking gross lease rate of 18.6% and $40.15 per SF, respectively. As of the first quarter of 2014, the Stamford CBD Class A submarket had a vacancy rate and weighted average annual asking gross lease rate of 21.4% and $47.92 per SF, respectively.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Stamford Plaza Portfolio Properties:

Office Lease Comparables(1)(2)
	Stamford Plaza Portfolio	First Stamford Place	Metro Center	300 Atlantic Street	400 Atlantic Street	Stamford Towers South
Year Built / Renovated	Various	1984	1987	1986	1981	1989
Total GLA	982,483	778,874	275,954	272,458	513,955	132,477
Total Occupancy	88.0%	86.1%	90.2%	83.8%	81.9%	77.9%
Avg. Direct Asking Rent per SF	$43.19	$49.03	$62.76	$55.25	$54.10	$47.75

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.

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The Borrowers. The borrowers are One Stamford Plaza Owner LLC, Three Stamford Plaza Owner LLC and Four Stamford Plaza Owner LLC, all of which are Delaware limited liability companies and single purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Stamford Plaza Portfolio Loan Combination.

Aby Rosen and Michael Fuchs are the guarantors of certain nonrecourse carveouts under the Stamford Plaza Portfolio Loan Combination.  Aby Rosen and Michael Fuchs are the founders of RFR Holding LLC (“RFR”), a Manhattan based global real estate investment, development and management company founded in 1991. RFR’s diverse portfolio includes signature office towers, ultra-luxury condominiums, hotels and high-end retail developments. Led by a team of senior executives whose members average over 20 years of experience, RFR manages more than 60 assets and development projects in New York City, Stamford, Miami, Las Vegas and Germany.

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Escrows. The loan documents provide for upfront escrows in the amount of $963,416 for real estate taxes, $945,000 for deferred maintenance, $4,470,000 for replacement reserves and $665,870 for tenant-specific tenant improvements and leasing commissions.  The loan documents provide for monthly escrows in the amount equal to one-twelfth of the amount the lender estimates will be required to pay taxes over the then succeeding twelve- month period for real estate taxes, $16,375 for replacement reserves and $187,500 for tenant improvements and leasing commissions. Ongoing monthly reserves for insurance are not required as long as the Stamford Plaza Portfolio Properties are covered by an acceptable blanket insurance policy.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STAMFORD PLAZA PORTFOLIO

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Lockbox and Cash Management. The Stamford Plaza Portfolio Loan Combination requires lender-controlled lockbox accounts (which are already in place) and that the borrowers direct tenants and the parking and property managers to pay their rents and revenue, respectively, directly into such lockbox accounts.  The loan documents also require that all rents, cash revenues and all other monies received by the borrowers, the property manager, or the parking manager, as applicable, be deposited into the applicable lockbox account within two business days of receipt.  Funds are then swept to a cash management account controlled by the lender.

In the event that a Stamford Plaza Portfolio Trigger Period is in effect, the borrowers are required to make monthly deposits for approved operating expenses and extraordinary expenses. Also, in the event that a Stamford Plaza Portfolio Trigger Period is in effect, all excess cash flow funds generated by the Stamford Plaza Portfolio Properties must be deposited with the lender. So long as no Stamford Plaza Portfolio Trigger Period has occurred and is continuing, funds sufficient to pay an amount equal to such operating expense monthly deposit amount will be disbursed to the borrowers, and all excess cash will be disbursed to the borrowers.

A “Stamford Plaza Portfolio Trigger Period” will commence upon the earlier of (i) an event of default under the loan documents; (ii) the amortizing debt service coverage ratio being less than 1.20x; (iii) any Major Tenant becoming insolvent or subject to any bankruptcy or insolvency action; (iv) any Major Tenant being in default under its lease beyond applicable notice and cure periods; (v) any Major Tenant giving notice in writing that it is exercising a termination, cancellation and/or lease rejection right under its lease and/or such Major Lease otherwise fails to be in full force and effect; and (vi) the occurrence of a Major Tenant Non-Renewal Event. A Stamford Plaza Portfolio Trigger Period will end with respect to clause (i) above, if such event of default has been cured; with respect to clause (ii) above, if the amortizing debt service coverage ratio calculated in accordance with the loan documents is equal to or greater than 1.20x for two consecutive calendar quarters; with respect to clause (iii) above, if the Major Tenant has affirmed its lease in the applicable bankruptcy proceeding pursuant to a final, non-appealable order of a court of competent jurisdiction; with respect to clause (iv) above, if the borrowers had provided to the lender evidence satisfactory to the lender that such default under such Major Lease has been cured and the Major Tenant is paying full unabated rent; with respect to clause (v) above, if the borrowers have provided the lender evidence satisfactory to the lender that such Major Tenant has revoked or rescinded all termination, cancellation and/or rejection notices with respect to its lease and has re-affirmed its lease as being in full force and effect; and with respect to clause (vi) above, if the debt service coverage ratio excluding any gross rents received from such Major Tenant is greater than 1.25x.

“Major Lease” is defined as (i) any lease, which, when aggregated with all other leases at the Stamford Plaza Portfolio Properties with the same tenant or its affiliate covers 25,000 or more rentable SF of improvements; (ii) any lease which has any option, offer or right of first refusal to acquire any portion of the Stamford Plaza Portfolio Properties; (iii) any lease in which an affiliate of the borrowers is the guarantor; (iv) any lease entered into during the continuance of an event of default; and (v) any instrument guaranteeing or providing credit support for any such Major Lease.

“Major Tenant” is defined as any tenant which, individually or when aggregated with all other affiliated tenants at the Stamford Plaza Portfolio Properties covers 15% or more of the total rental income for the Stamford Plaza Portfolio Properties or covers 100,000 or more rentable SF of improvements and any parent or any affiliate guaranteeing or providing credit support for such Major Tenant.

“Major Tenant Non-Renewal Event” means the occurrence of both (A) and (B) as follows: (A) any Major Tenant (x) fails to deliver written notice to the borrowers extending the term of its lease upon the earlier to occur of (i) one year prior to the expiration of the then applicable term of the applicable lease or (ii) the renewal notice period required under such lease and (y) such lease is not renewed for a minimum renewal term of five years and (B) the debt service coverage ratio for the succeeding twelve-month period and excluding any gross rents to be received from such Major Tenant is less than 1.25x.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STAMFORD PLAZA PORTFOLIO

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Property Management. The Stamford Plaza Portfolio Properties are managed by RFR Realty LLC, an affiliate of the borrowers (the “Property Manager”) and Pro Park Inc. (the “Parking Manager,” and together with the Property Manager, the “Manager”). Under the loan documents, the Stamford Plaza Portfolio Properties may not be managed by any other party, other than a Qualified Manager. The lender may require the borrowers to replace Manager (i) during the continuance of an event of default under the Stamford Plaza Portfolio Loan Combination, (ii) during the continuance of a default by the Manager under the applicable management agreement after the expiration of any applicable cure period, (iii) if the Manager becomes insolvent or a debtor in (A) an involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (B) a voluntary bankruptcy or insolvency proceeding, or (iv) if one or more members of the senior management of the Manager has engaged in any act of gross negligence, fraud, willful misconduct or misappropriation of funds with respect to the properties and such act remains uncured and such member or members of senior management of Manager is not removed within thirty (30) days of the Manager becoming aware of such act.

A “Qualified Manager” means (i) a person approved by lender in writing (which may be conditioned upon lender obtaining a rating agency confirmation) or (ii) any of the following managers (or affiliates thereof): (A) Cushman & Wakefield, (B) Jones Lang LaSalle, or (C) CBRE, provided that no material adverse change (economic or otherwise) has occurred to such manager (or affiliate thereof), as determined by lender in its reasonable discretion prior to manager (or affiliate thereof) taking over management responsibilities of the applicable individual property.

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Partial Release.  At any time after the second anniversary of the securitization Closing Date, the borrowers may obtain the release of an individual property from the lien of the related mortgage in connection with a partial defeasance upon the satisfaction of certain conditions including but not limited to: (i) no event of default under the loan documents has occurred or is continuing at the time that the release occurs; (ii) the borrowers have delivered defeasance collateral in an amount equal to the greater of (a) 90% of net proceeds of the sale of the released property; and (b) 120% of the released property’s allocated loan amount; (iii) after such release, the amortizing debt service coverage ratio of the remaining properties must be greater than the greater of (x) the amortizing debt service coverage ratio immediately preceding such release and (y) 1.38x; (iv) after such release, the loan-to-value ratio of the remaining properties must not be greater than the lesser of (x) the loan-to-value ratio immediately preceding such release and (y) 63.2%; and (v) borrowers will not be permitted to release the One Stamford Plaza and Two Stamford Plaza properties separately.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STAMFORD PLAZA PORTFOLIO

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Mezzanine Indebtedness. Affiliates of the borrowers have five outstanding junior mezzanine loans (the “Stamford Plaza Mezzanine Loans”).  Two of the Stamford Plaza Mezzanine Loans are currently owned by affiliates of the borrowers, another two of the Stamford Plaza Mezzanine Loans are majority owned by affiliates of the borrowers, and the remaining Stamford Plaza Mezzanine Loan is owned by an affiliate of the borrowers who has pledged its interest in such Stamford Plaza Mezzanine Loan to Westdeutsche Immobilienbank Mainz (“WIB”) as security for another subordinate loan with an equal balance.  The Stamford Plaza Mezzanine Loans are secured by the direct or indirect equity interests in such borrower affiliates.  The Stamford Plaza Mezzanine Loans have an aggregate original principal balance and a Cut-off Date principal balance of $390,000,000, of which approximately $276,400,000 is owned by or participated to affiliates of the borrowers, and another approximately $50,000,000 is owned by an affiliate but pledged to WIB as discussed above and approximately $63,600,000 is owned by or participated to non-affiliates.  Pursuant to the Stamford Plaza Mezzanine Loan documents, a portion of the aggregate principal amount of the Stamford Plaza Mezzanine Loans has been allocated to each of the Stamford Plaza Portfolio Properties and other unrelated properties covered by the Stamford Plaza Mezzanine Loans (for purposes of Stamford Plaza Mezzanine Loan document provisions regarding, among other things, sales of individual properties at mezzanine loan release prices and allocation of insurance proceeds). The portion of the Stamford Plaza Mezzanine Loans so allocated to the Stamford Plaza Portfolio Properties in accordance with the Stamford Plaza Mezzanine Loan documents is approximately $227,175,000; provided, however, that with respect to the junior institutional Stamford Plaza Mezzanine Loan in the principal amount of $40,000,000, there are no allocated loan amounts and the only condition for allowing a release of any individual property is the satisfaction of the terms and conditions set forth in the Stamford Plaza Portfolio mortgage loan agreement and in the other four senior Stamford Plaza Mezzanine Loan agreements and, therefore, an allocated loan amount was arrived at for the institutional Stamford Plaza Mezzanine Loan solely by analogy to the allocated loan amounts set forth in the other Stamford Plaza Mezzanine Loan documents. The Stamford Plaza Mezzanine Loans all mature on August 6, 2024. The mezzanine lenders have entered into subordination and standstill agreements with the mortgage lender with respect to each of the Stamford Plaza Mezzanine Loans.  In addition, the mezzanine lenders and WIB do not have any cure rights, purchase options or consent rights with respect to actions under the Stamford Plaza Portfolio Loan Combination.   See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Additional Indebtedness” and Annex A to the Free Writing Prospectus for additional information on the Stamford Plaza Mezzanine Loans.

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Terrorism Insurance. The loan documents require that the “all-risk” insurance policy required to be maintained by the borrowers provide coverage for terrorism in an amount equal to the full replacement cost of the Stamford Plaza Portfolio Properties. The loan documents also require business interruption insurance covering no less than the 18-month period following the occurrence of a casualty event, together with a six-month extended period of indemnity. However, in the event the Terrorism Risk Insurance Program Reauthorization Act of 2007 or subsequent similar statute is not renewed or extended (or replaced by a comparable statute) at any time during the term of the Stamford Plaza Portfolio Loan Combination, borrowers are required to maintain terrorism insurance coverage at a cost not to exceed 200% of all insurance premiums for all insurance coverages required pursuant to the loan documents (without giving effect to the cost any terrorism component of such insurance). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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DENVER MERCHANDISE MART

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DENVER MERCHANDISE MART

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DENVER MERCHANDISE MART

Denver Merchandise Mart
451 East 58th Avenue
Denver, CO 80216
Northglenn
Thornton
Federal Heights
Westminster
Sherrelwood
Welby
ADAMS COUNTY
Twin Lakes
Arvada
North Washington
Commerce City
Rocky Mountain Arsenal Natl. Wildlife Refuge
Elyria-Swansea
Wheat Ridge
Highland
DENVER
DENVER COUNTY
Park Hill
LoDo
Downtown
Uptown
Cherry Creek
Lakewood
JEFFERSON CO.
Denver Boulder Turnpike
RTD NORTHWEST LINE (2016)
RTD GOLD LINE (2016)
RTD NORTH LINE (2016)
RTD LIGHT RAIL EAST LINE (2016)
RTD LIGHT RAIL
Denver Intl. Airport 16 miles
Thornton Town Center
North Suburban Medical Center
Thornton Shopping Ctr.
Water World
Westminster City Ctr.
Hyland Hills Golf Course
Willis Case Golf Course
Berkeley Park
Rocky Mtn. Lake Park
Sloan Lake
NATL. WESTERN STOCK SHOW
Denver Coliseum
Shops at Northfield
Quebec Square at Stapleton
Park Hill Golf Course
City Park Golf Course
Denver City Park
Coors Field
Union
Elitch Gardens
Pepsi Center
Auraria Campus
Denver Performing Arts Ctr.
Colorado Conv. Center
Sports Authority Field at Mile High
State Capitol
Denver Art Museum
Denver Public Library
Clyfford Still Museum
Denver Health Medical Ctr.
Presbyterian-St. Lukes Medical Ctr.
Cheesman Park
Denver Botanic Gardens
VA Eastern Colorado
Rose Medical Center
Cherry Creek Shopping Center
Lowry Town Center
E. 100th Ave
Thornton Pkwy
E. 88th Ave
W. 92nd Ave
W. 84th Ave
W. 72nd Ave
W. 70th Ave
E. 72nd Ave
70TH
W. 64th Ave
E. 64th Ave
E. 58th Ave
E. 56th Ave
W. 44th Ave
W. 38th Ave
W. 32nd Ave
W. 26th Ave
E. 26th Ave
MLK Jr. Blvd
Montview Blvd
W. Colfax Ave
Colfax Ave
E. 11th Ave
E. 8th Ave
E. 6th Ave
E. 1st Ave
6th Ave Frwy
E. Speer Blvd
Lowell Blvd
Federal Blvd
Pecos St
Huron St
Washington St
Broadway
York St
Colorado Blvd
Brighton Blvd
Blake St
Quebec St
Monaco Pkwy
Knox Ct
South Platte River
WESTMINSTER
PECOS JCT.
CLEAR CREEK/FEDERAL
60TH & SHERIDAN
41ST/FOX
38TH/BLAKE
40TH/COLORADO
30TH/DOWNING
DECATUR FEDERAL
SHERIDAN
PERRY
KNOX
10TH/OSAGE
25
36
76
270
70
225
287
6
85
95
2
40
88
224
Broomfield
Thornton
Northglenn
Westminster
Arvada
Commerce City
Wheat Ridge
DENVER
Lakewood
AURORA
Englewood
Littleton
Centennial
Highlands Ranch

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DENVER MERCHANDISE MART

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Denver, Colorado	Cut-off Date Principal Balance	$26,954,998
Property Type(1)	Mixed Use	Cut-off Date Principal Balance per SF(1)	$33.28
Size (SF)(1)	810,000	Percentage of Initial Pool Balance	3.2%
Total Occupancy as of 7/7/2014	97.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/7/2014	97.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1964-2007 / 2012-2013	Mortgage Rate	5.0500%
Appraised Value	$52,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	300
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$11,569,399
Underwritten Expenses	$7,832,126	Escrows
Underwritten Net Operating Income (NOI)	$3,737,274	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,381,133	Taxes	$99,380	$49,690
Cut-off Date LTV Ratio	51.8%	Insurance	$145,822	$14,582
Maturity Date LTV Ratio	38.9%	Replacement Reserves	$0	$22,275
DSCR Based on Underwritten NOI / NCF	1.96x / 1.78x	TI/LC(2)	$0	$7,403
Debt Yield Based on Underwritten NOI / NCF	13.9% / 12.5%	Other(3)	$685,000	$56,000

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,000,000	99.8%	Loan Payoff	$25,536,807	94.4%
Other Sources	55,000	0.2	Reserves	930,202	3.4
			Closing Costs	419,316	1.5
			Principal Equity Distribution	168,675	0.6
Total Sources	$27,055,000	100.0%	Total Uses	$27,055,000	100.0%

(1)
The Denver Merchandise Mart Property is a mixed use property with a total of 810,000 SF consisting of 520,000 SF of permanent showroom space, which is occupied by 380 tenants and 283,000 SF of exhibition space, which is temporarily leased to tenants for various trade shows throughout the year.  The remaining 7,000 SF represents kitchen and catering hall space.

(2)	The TI/LC reserve is capped at $177,682. See “—Escrows” below.
(3)
The other upfront reserve represents an upfront HVAC reserve of $650,000 and a deferred maintenance reserve of $35,000.  The other monthly reserve represents a monthly HVAC reserve of $56,000 (with monthly deposits ending in June 2016).  See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Denver Merchandise Mart Loan”) is evidenced by a note in the original principal amount of $27,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a mixed use property located in Denver, Colorado (the “Denver Merchandise Mart Property”).  The Denver Merchandise Mart Loan was originated by Citigroup Global Markets Realty Corp. on August 28, 2014.  The Denver Merchandise Mart Loan has an outstanding principal balance as of the Cut-off Date of $26,954,998 which represents approximately 3.2% of the Initial Pool Balance, and accrues interest at an interest rate of 5.0500% per annum.  The proceeds of the Denver Merchandise Mart Loan were primarily used to refinance the Denver Merchandise Mart Property.

The Denver Merchandise Mart Loan had an initial term of 120 months, has a remaining term of 119 months as of the Cut-off Date and requires payments of principal and interest during the term of the Denver Merchandise Mart Loan.  The scheduled maturity date of the Denver Merchandise Mart Loan is the due date in September 2024.  At any time after the second anniversary of the securitization Closing Date, the Denver Merchandise Mart Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Denver Merchandise Mart Loan documents.  Voluntary prepayment of the Denver Merchandise Mart Loan without prepayment premium or yield maintenance charge is permitted on or after the due date in May 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DENVER MERCHANDISE MART

■
The Mortgaged Property.  The Denver Merchandise Mart Property is a wholesale trade mart and exhibition hall that consists of five interconnected facilities totaling 810,000 SF located in Denver, Colorado.  The five facilities that comprise the Denver Merchandise Mart Property include the Mart, the Pavilion, the Expo, the Plaza and the Forum buildings, which were built in stages from 1964 through 2007.  The Denver Merchandise Mart Property has approximately 520,000 SF (355,364 net rentable SF) of permanent showroom space, of which 333,323 SF is occupied by 380 tenants or licensees, approximately 283,000 SF (34.9%) is used as exhibition space that is being temporarily leased or licensed to tenants or licensees during various trade shows throughout the year, and 7,000 SF (0.9%) consists of a kitchen and catering hall.  The Denver Merchandise Mart Property provides a central location for wholesalers and retail purchasers to meet and transact.  Additionally, the Denver Merchandise Mart Property provides manufacturers and/or their distributors and sales representatives, year-round centralized permanent showrooms for product exhibitions.  Parking at the Denver Merchandise Mart Property consists of 2,268 parking spaces resulting in a parking ratio of 2.8 spaces per 1,000 SF.  As of July 7, 2014, Total Occupancy and Owned Occupancy were both 97.3%.

The Mart building at the Denver Merchandise Mart Property is a four-story building that was constructed in 1964, expanded in 1979 and renovated between 2012 and 2013.  The Mart building is primarily used as permanent showrooms and offices.  A full service kitchen is provided on the first floor to support the functions within the complex. The Mart building has a large enclosed interior courtyard identified as the Terrace Gardens with elevated walkways at the perimeter of the courtyard for all four floors. The building area around the courtyard is divided into various sized showrooms.  The Pavilion building at the Denver Merchandise Mart Property was constructed in 1972 and renovated between 1985 and 1986.  The Pavilion building is located to the north of the Mart building; it provides flexible space that is favored by heavy industrial shows, automotive shows, consumer events and more. The Pavilion building can also be configured to accommodate individual booths and tables for trade shows, concerts and special events. It has a reception lobby with built-in registration area, wired and wireless internet services and three secure show offices.  The Expo building at the Denver Merchandise Mart Property was constructed in 1973 and renovated between 2012 and 2013.  The Expo building encompasses approximately 125,000 SF of space, including a column-free central hall. The Expo building can be configured for exhibit booths, large equipment displays, sit-down banquets, dances and auditorium seating.  The Forum building at the Denver Merchandise Mart Property was constructed in 1998 and expanded in 2007 in order to provide additional storage space at the Denver Merchandise Mart Property.  The Forum building has three meeting rooms and reception space on the first floor.  The Plaza building at the Denver Merchandise Mart Property was built in 1998.  The Plaza building is a multi-tiered space at the center of the Denver Merchandise Mart Property therefore, which can be utilized independently or in conjunction with any of the other buildings.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DENVER MERCHANDISE MART

The following table presents certain information relating to the permanent space tenancy at the Denver Merchandise Mart Property:

Permanent Space Underwritten Base Revenue by Tenancy Segment(1)
Segment	Segment GLA	% of Segment GLA	Monthly UW Base Rent	Annual UW Base Rent	% of UW Base Rent	UW Base Rent $ per SF
Western	129,560	38.9%	$192,832	$2,313,984	38.9%	$17.86
Gift / Home Accessories	70,795	21.2	130,998	1,571,976	26.4	22.20
Apparel / Accessories	28,308	8.5	46,289	555,468	9.3	19.62
Resort Wear	20,484	6.1	37,357	448,284	7.5	21.88
Jewelry	16,723	5.0	29,774	357,288	6.0	21.37
Cash & Carry	13,372	4.0	21,560	258,720	4.3	19.35
Western Home & Design	18,638	5.6	20,248	242,976	4.1	13.04
Office / Other	8,201	2.5	9,296	111,552	1.9	13.60
Storage Revenue	8,811	2.6	4,036	48,432	0.8	5.50
Outdoor	2,402	0.7	3,445	41,340	0.7	17.21
Sub-total / Wtd. Avg.	317,294	95.2%	$495,835	$5,950,020	100.0%	$18.75
General Storage	16,029	4.8
Total	333,323	100.0%

(1)	The Denver Merchandise Mart Property has approximately 520,000 SF (355,364 net rentable SF) of permanent showroom space, of which 333,323 SF is occupied by 380 tenants.

The following table presents certain information relating to historical leasing at the Denver Merchandise Mart Property:

Historical Leased %(1)
	2011	2012	2013	As of 7/7/2014
Owned Space	85.0%	85.5%	89.5%	97.3%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year unless otherwise indicated.

The Denver Merchandise Mart Property hosts over 185 events annually, which include trade shows, educational events, entertainment, social events and public service events.  Approximately 35 of the events hosted at the Denver Merchandise Mart Property are directly related to serving and promoting the Denver Merchandise Mart Property’s permanent tenant wholesale market segments; other events are related to the exhibition requirements of regional businesses, consumer shows, entertainment, education and public service events.

The following table presents certain information relating to top events (by revenue) for 2012 and 2013 at the Denver Merchandise Mart Property:

Top 10 Events by Revenue(1)
Show	2012 Revenue	2013 Revenue	Total Years at Property (approx.)
Denver Gift, Home, Jewelry, & Resort Show	$1,265,766	$1,351,979	30
WESA (Western and English Sales Association)	$774,486	$778,567	30
Tanner Gun Shows	$296,135	$328,322	20
World Wide Antique Show	$306,260	$270,823	25
International Gem & Jewelry	$151,563	$147,986	25
Colorado Indian Market	$76,726	$83,868	20
Colorado Country Christmas	$66,523	$77,941	12
WWSRA Active Sports Market	$101,673	$56,689	20
Denver Apparel & Accessory Market	$77,921	$69,809	30
Body, Mind, Spirit Celebration	$60,322	$66,774	20

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DENVER MERCHANDISE MART

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Denver Merchandise Mart Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 6/30/2014	Underwritten	Underwritten $ per SF
In-Place Permanent Revenue(2)	$5,160,075	$5,231,162	$5,604,957	$5,807,303	$5,950,020	$7.35
Gross Up Vacancy	0	0	0	0	166,436	0.21
Total Rent	$5,160,075	$5,231,162	$5,604,957	$5,807,303	$6,116,456	$7.55
Other Income(3)	416,480	372,988	416,056	436,000	436,000	0.54
Gross Potential Income	$5,576,555	$5,604,150	$6,021,013	$6,243,303	$6,552,456	$8.09
Event Revenue(4)	3,876,767	3,674,563	3,772,227	3,808,650	3,808,650	4.70
F&B Revenue(5)	1,488,483	1,309,381	1,427,721	1,296,347	1,296,347	1.60
Parking Revenue	0	0	0	101,099	221,099	0.27
Less Vacancy & Credit Loss	(28,932)	(27,600)	97,338	112,338	(309,153)	(0.38)
Effective Gross Income	$10,912,873	$10,560,494	$11,318,299	$11,561,737	$11,569,399	$14.28

Real Estate Taxes	$494,105	$554,714	$613,955	$613,798	$567,884	$0.70
Insurance	213,278	111,495	149,935	148,159	166,654	0.21
Management Fee	0	0	0	0	347,082	0.43
Event Expenses(4)	259,781	252,375	245,039	263,447	263,447	0.33
F&B Expenses(5)	572,952	546,699	556,773	766,677	1,044,505	1.29
Parking Expense	0	0	0	12,781	19,280	0.02
Other Operating Expenses	6,347,562	6,453,336	6,585,735	5,837,615	5,423,274	6.70
Total Operating Expenses	$7,887,678	$7,918,619	$8,151,437	$7,642,477	$7,832,126	$9.67

Net Operating Income(4)	$3,025,195	$2,641,875	$3,166,862	$3,919,260	$3,737,274	$4.61
TI/LC	0	0	0	0	88,841	0.11
Capital Expenditures	0	0	0	0	267,300	0.33
Net Cash Flow	$3,025,195	$2,641,875	$3,166,862	$3,919,260	$3,381,133	$4.17

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
In-Place Permanent Revenue includes base rental revenue for the following: the occupied portion (333,323 SF) of the permanent showroom space (out of the net rentable SF of 355,364), occupied by 380 tenants, 283,000 SF of exhibition space and 7,000 SF of space consisting of a kitchen and catering hall.

(3)	Other Income includes income derived from show directories, media kits, signs, postage & shipping, vending, internet and other miscellaneous items.
(4)
Event Revenue includes event rent, event fees, tickets, electrical service, lighting and other show-related items.  Event Expenses include construction materials, equipment rent, speaker costs, entertainment costs, video/photo costs and other miscellaneous show-related items.

(5)
F&B Revenue includes food sales, liquor sales, gratuities, promotional food and liquor and other miscellaneous F&B-related items.  F&B Expenses include linen costs, food and liquor costs and other related expenses.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DENVER MERCHANDISE MART

■	Appraisal. According to the appraisal, the Denver Merchandise Mart Property had an “as-is” appraised value of $52,000,000 as of an effective date of June 25, 2014.

■	Environmental Matters. Based on a Phase I environmental report dated July 10, 2014, there was no evidence of any recognized environmental conditions at the Denver Merchandise Mart Property.

■
Market Overview and Competition.  The Denver Merchandise Mart Property is located in Denver, Colorado within the Denver-Aurora-Broomfield MSA. According to the appraisal, as of year-end 2012, the Denver-Aurora-Broomfield MSA accounted for 50.7% of the total population for the state of Colorado with a population density of 313 people per square mile.  The 2012 median household income for the metropolitan area was $57,536 which is 14.7% higher than the United States median household income.  Based on the appraisal, total employment has increased annually by 0.8% over the past decade in the state of Colorado and increased annually by 1.0% in the Denver-Aurora-Broomfield MSA.  From 2012 to 2013, unemployment decreased in Colorado and the Denver-Aurora-Broomfield MSA by 1.0% and 1.2%, respectively.  The top employers within the Denver-Aurora-Broomfield MSA are the United States Government, the State of Colorado, the University of Colorado System, the Denver public school system, the City & County of Denver, HealthONE Corporation and Lockheed Martin Corporation amongst others.  The Denver Merchandise Mart Property is accessible from major traffic routes including, Interstate-25 (north/south) and Interstate-76 (northeast/southwest).

According to the appraisal, the Denver Merchandise Mart Property’s immediate area has primarily been developed for industrial use but includes some office, retail, mixed-use and auto dealerships, single-family and multifamily developments.  According to a third party report, within the immediate area of the Denver Merchandise Mart Property, there are 50 retail properties totaling 485,572 SF with an occupancy rate of 98.0%, 22 office properties totaling 268,106 SF with an occupancy rate of 94.2% and 404 industrial/flex properties totaling 12,818,936 SF with an occupancy rate of 98.3%.

The following table presents certain information relating to certain local and national comparable properties provided in the appraisal for the Denver Merchandise Mart Property:

Rent Comparables – Local(1)(2)
	Denver Merchandise Mart	Denver Western Stock Show	Mile High Flea Market	Colorado Convention Center	Pueblo Convention Center
Year Built	1964 – 2007	1979	1986	1996	1997
Total NRA	810,000	595,017	189,999	1,667,984	50,970
Quoted Rent Rate per SF	$10.00-$20.00	$10.00-$17.00	$8.00-$16.00	$25.00-$40.00	$3.50-$7.00
City, State	Denver, CO	Denver, CO	Henderson, CO	Denver, CO	Pueblo, CO
Distance from Subject	--	1.6 miles	5.6 miles	4.2 miles	108.0 miles

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.

Rent Comparables – National(1)(2)

	World Market Center Las Vegas	Dallas Market Center	AmericasMart Atlanta
Year Built	2005	1982	1957-2009
Total NRA	5,000,000	3,080,233	7,000,000
Quoted Rent Rate per SF	$20.00-$30.00	$18.00-$35.00	$25.00-$35.00
City, State	Las Vegas, NV	Dallas, TX	Atlanta, GA
Distance from Subject	607.9 miles	662.8 miles	1,210.2 miles

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DENVER MERCHANDISE MART

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The Borrower.  The borrower is Denver Mart LLC, a single member Delaware limited liability company organized as a newly formed single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Denver Merchandise Mart Loan.  The borrower for the Denver Merchandise Mart Property is controlled by two investors, John A. Doyle and Edward Herrick, the non-recourse carveout guarantors for the Denver Merchandise Mart Loan.  John A. Doyle and Edward Herrick have been involved with the Denver Merchandise Mart Property for over 17 years and they collectively manage over $5.0 billion of multifamily, commercial and hospitality properties and possess over 60 combined years of commercial real estate experience.

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Escrows.  In connection with the origination of the Denver Merchandise Mart Loan, the borrower funded aggregate reserves of $930,202 with respect to the Denver Merchandise Mart Property, comprised of (i) $99,380 for real estate taxes, (ii) $145,822 for insurance, (iii) $650,000 for HVAC renovations and (iv) $35,000 for deferred maintenance.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Denver Merchandise Mart Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella policy under the Denver Merchandise Mart Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period, (iii) a replacement reserve in the amount of $22,275 for replacements to the Denver Merchandise Mart Property (iv) a TI/LC reserve in the amount of $7,403 for tenant improvements and leasing commissions capped at $177,682 and (v) an HVAC reserve in the amount of $56,000 with monthly payments ending on the due date occurring in June 2016.

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Lockbox and Cash Management.  The Denver Merchandise Mart Loan requires a hard lockbox, which is already in place.  The property manager or borrower is required to deposit all revenue derived from the Denver Merchandise Mart Property into the lockbox within one business day of receipt of such revenue.  Upon origination, the borrower delivered notices directly to credit card vendors at the Denver Merchandise Mart Property directing such vendors to pay their receipts payable with respect to the Denver Merchandise Mart Property directly into a lender controlled lockbox account.  Pursuant to the deposit account control agreement which governs the lockbox account, funds on deposit in the lockbox account are required to be transferred on each business day, to or at the direction of, the borrower unless a Denver Merchandise Mart Trigger Period is in effect, in which case the funds will be transferred on each business day to the cash management account.  Upon the commencement of the first Denver Merchandise Mart Trigger Period, the lender, on the borrower’s behalf, will establish the cash management account with the lender or servicer, as applicable, in the name of the borrower for the sole and exclusive benefit of the lender.  On each due date, the Denver Merchandise Mart Loan documents require that all amounts on deposit in the cash management account, if any, after payment of debt service and funding of any required monthly reserves for budgeted operating expenses, real estate taxes, insurance premiums, replacement reserves, and other amounts due and owing to the lender and/or servicer pursuant to the terms of the Denver Merchandise Mart Loan documents, (i) to the extent that a Denver Merchandise Mart Trigger Period is in effect, be held by the lender as additional collateral for the Denver Merchandise Mart Loan, or (ii) to the extent that no Denver Merchandise Mart Trigger Period is in effect, be disbursed to the borrower.  During the continuance of an event of default under the Denver Merchandise Mart Loan, the lender may apply any funds in the cash management account to amounts payable under the Denver Merchandise Mart Loan and/or toward the payment of expenses of the Denver Merchandise Mart Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DENVER MERCHANDISE MART

A “Denver Merchandise Mart Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Denver Merchandise Mart Loan, (ii) the debt service coverage ratio being less than 1.25x, (iii) the occurrence and continuance of a Specified Tenant Trigger Period; and (B) expiring upon (x) with respect to clause (i) above, the cure (if applicable) of such event of default under the Denver Merchandise Mart Loan documents, (y) with respect to clause (ii) above, the date that debt service coverage ratio is equal to or greater than 1.30x for two consecutive calendar quarters and (z) with respect to clause (iii) above, a Specified Tenant Trigger Period ceasing to be in effect.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the earliest of (i) a Specified Tenant being in default under its lease, (ii) a Specified Tenant giving notice that it is terminating its lease for all or any portion of its space, (iii) any termination or cancellation of a Specified Tenant’s lease, (iv) any bankruptcy or similar insolvency of a Specified Tenant, (v) a Specified Tenant failing to extend or renew its lease on or prior to the date which is the earlier to occur of (1) 12 months prior to the expiration of the then applicable term of the applicable Specified Tenant’s lease, in accordance with the applicable terms and conditions in the Denver Merchandise Mart Loan agreement for a term of five years or (2) the renewal notice period required under the applicable Specified Tenant’s lease for a term of five years, and (vi) the Specified Tenant providing any default notice or similar notice that the borrower has not, or is not, performing its obligations as landlord pursuant to or under the Specified Tenant’s lease; and (B) expiring upon the earliest of (y) the cure of the applicable event giving rise to the Specified Tenant Trigger Period in accordance with  applicable terms and conditions of the Denver Merchandise Mart Loan documents, or (z) the borrower leasing the entire Specified Tenant space in accordance with the applicable terms and conditions in the Denver Merchandise Mart Loan agreement and the applicable tenant under the lease paying the full amount of the rent due under its lease.

A “Specified Tenant” means (i) Western & English Sales Association, a Colorado corporation and (ii) any other lessee(s) of its space (or any portion thereof) and any guarantor(s) of the related lease.

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Property Management.  The Denver Merchandise Mart Property is currently managed by Woodhaven Services, LLC, pursuant to a management agreement.  Under the Denver Merchandise Mart Loan documents, the Denver Merchandise Mart Property may not be managed by any party other than Woodhaven Services, LLC; provided, however, if no event of default under the Denver Merchandise Mart Loan documents exists, the borrower can replace Woodhaven Services, LLC, with a property manager approved by the lender in writing, which such approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation, and if such property manager is an affiliate of the borrower, a new non-consolidation opinion from the borrower’s counsel. The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof, or (ii) any voluntary bankruptcy or insolvency proceeding; (b) there exists a Denver Merchandise Mart Trigger Period; (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

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Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy in an amount equal to the lesser of (a) the full replacement cost of the Denver Merchandise Mart Property and (b) $60,000,000, plus a business interruption insurance policy that provides 18 months of business interruption coverage with an additional six months extended period of indemnity or until the income is restored to prior level (whichever first occurs).  The “all-risk” insurance is required to contain a deductible that is no higher than $25,000.  With respect to the aforesaid insurance policies, the same are required to provide terrorism coverage.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

EASTPORT PLAZA

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Portland, Oregon	Cut-off Date Principal Balance	$21,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$80.12
Size (SF)	268,347	Percentage of Initial Pool Balance	2.6%
Total Occupancy as of 9/11/2014	99.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/11/2014	99.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	1996-1998, 2002, 2006 / NAP	Mortgage Rate	4.2360%
Appraised Value	$35,900,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(1)	Reeve E. Chudd and Deborah L. Simon, Successor Trustees of the E. Phillip Lyon Revocable Trust dated December 11, 1985
Underwritten Revenues	$4,406,976
Underwritten Expenses	$2,167,792	Escrows
Underwritten Net Operating Income (NOI)	$2,239,184	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,054,307	Taxes	$240,336	$40,056
Cut-off Date LTV Ratio	59.9%	Insurance(2)	$0	$0
Maturity Date LTV Ratio	48.0%	Replacement Reserves	$0	$4,315
DSCR Based on Underwritten NOI / NCF	1.77x / 1.62x	TI/LC(3)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.4% / 9.6%	Other(4)	$156,310	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$21,500,000	97.8%	Loan Payoff	$21,228,646	96.6%
Principal’s New Cash Contribution	486,738	2.2	Reserves	396,646	1.8
			Closing Costs	361,446	1.6
Total Sources	$21,986,738	100.0%	Total Uses	$21,986,738	100.0%

(1)	Reeve E. Chudd and Deborah L. Simon, Successor Trustees of the E. Phillip Lyon Revocable Trust dated December 11, 1985 are the guarantors of the non-recourse carveouts under the Eastport Plaza Loan.
(2)
The lender will not require an insurance reserve so long as there is no uncured event of default, the insurance required is either (i) maintained under a blanket insurance policy or (ii) paid through a premium financing agreement, and the borrower provides evidence of payment the annual premium (or if paid through a premium financing agreement, evidence of payment of each installment).

(3)	Monthly TI/LC reserves were waived.
(4)
Other reserves represent a holdback of $156,310 associated with outstanding tenant improvement and leasing commissions due to three tenants: Lee’s Sandwiches, State Farm Insurance and Sally’s Health & Beauty.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Eastport Plaza Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF / Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
Anchors
Walmart(4)	AA / Aa2 / AA	154,347	35.9%	No	$337,918	$2.19	NA	NA	NA	NA
Eastport 111 Partners LLC (LA Fitness - GL)(5)	NR / NR / NR	55,068	12.8	Yes	$286,618	$5.20	6/8/2019	NA	NA	6, 5-year options
Century Theaters (GL)	NR / NR / NR	52,989	12.3	Yes	$619,498	$11.69	11/30/2023	$271,536	14.3%	5, 5-year options
Jo-Ann Fabrics	NR / Caa1 / B	35,008	8.1	Yes	$140,004	$4.00	1/31/2017	$137	2.9%	3, 5-year options
Total Anchors		297,412	69.1%

Jr. Anchors
Ross Dress for Less	NR / A3 / A-	27,195	6.3%	Yes	$270,586	$9.95	1/31/2021	NA	NA	4, 5-year options
Dollar Tree	NR / NR / NR	12,107	2.8	Yes	$230,521	$19.04	10/10/2019	$220	8.6%	2, 2-year options
Total Jr. Anchors		39,302	9.1%

Occupied In-line(6)		75,215	17.5%		$2,277,261	$30.28
Occupied Outparcel/Other		9,260	2.2%		$423,520	$45.74
Vacant Spaces		1,505	0.3%		NA	NA
Total Owned SF		268,347	62.4%		$4,248,008	$15.83

Total SF(7)		430,194	100.0%		$4,585,926

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales are based on full year 2013 sales.
(3)	Century Theaters (GL) Tenant Sales $ per SF/Screen is based on 16 screens.
(4)	Walmart is not included in the collateral but contributes to common area maintenance.
(5)
The borrower owns the fee interest in the land under the LA Fitness and has leased the ground to Eastport 111 Partners LLC (the “Ground Lease”). Eastport 111 Partners LLC subleases its leasehold interest to LA Fitness. The Total Rent, Lease Expiration and Renewal / Extension Options displayed in the table above represent the terms of the Ground Lease.

(6)	Jo-Ann Fabrics may terminate its lease at any time with 90 days’ prior written notice.
(7)
Includes Lee’s Sandwich which has recently executed a lease and is expected to take occupancy and begin paying rent in October 2014. We cannot assure you that Lee’s Sandwich will take occupancy and begin paying rent as expected or at all.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

EASTPORT PLAZA

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Eastport Plaza Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF / Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
Century Theaters (GL)	NR / NR / NR	52,989	19.7%	$352,715	11.6%	$6.66	11/30/2023	$271,536	14.3%	5, 5-year options
Ross Dress for Less	NR / A3 / A-	27,195	10.1	217,560	7.1	8.00	1/31/2021	NA	NA	4, 5-year options
Eastport 111 Partners LLC (LA Fitness - GL)(4)	NR / NR / NR	55,068	20.5	200,004	6.6	3.63	6/8/2019	NA	NA	6, 5-year options
Sisters of Providence	NR / NR / NR	6,970	2.6	181,212	5.9	26.00	10/31/2016	NA	NA	NA
Armed Force Recruiters(5)	NR / Aaa / AA+	5,417	2.0	173,196	5.7	31.97	11/30/2016	NA	NA	NA
Dollar Tree	NR / NR / NR	12,107	4.5	163,445	5.4	13.50	10/10/2019	$220	8.6%	2, 2-year options
Jo-Ann Fabrics(6)	NR / Caa1 / B	35,008	13.0	140,004	4.6	4.00	1/31/2017	$137	2.9%	3, 5-year options
Willamette Dental	NR / NR / NR	4,909	1.8	134,359	4.4	27.37	6/28/2018	NA	NA	NA
Jack in the Box (GL)	NR / NR / NR	2,760	1.0	119,419	3.9	43.27	10/31/2018	NA	NA	2, 5-year options
Bank of America (GL)(7)	A / Baa2 / A-	4,500	1.7	118,530	3.9	26.34	10/31/2018	NA	NA	3, 5-year options
Ten Largest Owned Tenants		206,923	77.1%	$1,800,444	59.0%	$8.70
Remaining Owned Tenants(8)		59,919	22.3	1,252,391	41.0	20.90
Vacant Spaces (Owned Space)		1,505	0.6	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		268,347	100.0%	$3,052,835	100.0%	$11.44

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales are based on full year 2013 sales.
(3)	Century Theaters (GL) Tenant Sales $ per SF/Screen is based on 16 screens.
(4)
The borrower presently owns the fee interest in the land under the LA Fitness (GL) and has leased the ground to Eastport 111 Partners, LLC. Eastport 111 Partners, LLC subleases its leasehold interest to LA Fitness (GL).

(5)	Armed Force Recruiters may terminate its lease at any time with 60 days’ prior written notice.
(6)	Jo-Ann Fabrics may terminate its lease at any time with 90 days’ prior written notice.
(7)	Bank of America (GL) may terminate its lease beginning January 31, 2016 with 180 days’ prior written notice.
(8)
Includes Lee’s Sandwich which has recently executed a lease and is expected to take occupancy and begin paying rent in October 2014. We cannot assure you that Lee’s Sandwich will take occupancy and begin paying rent as expected or at all.

The following table presents certain information relating to the lease rollover schedule at the Eastport Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	7,369	2.7	2.7%	142,620	4.7	19.35	4
2016	34,936	13.0	15.8%	823,742	27.0	23.58	11
2017	40,320	15.0	30.8%	244,033	8.0	6.05	4
2018	17,733	6.6	37.4%	493,045	16.2	27.80	7
2019	72,529	27.0	64.4%	472,967	15.5	6.52	6
2020	7,000	2.6	67.0%	105,000	3.4	15.00	1
2021	30,970	11.5	78.6%	355,797	11.7	11.49	3
2022	0	0.0	78.6%	0	0.0	0.00	0
2023	52,989	19.7	98.3%	352,715	11.6	6.66	1
2024	2,996	1.1	99.4%	62,916	2.1	21.00	1
2025 & Thereafter	0	0.0	99.4%	0	0.0	0.00	0
Vacant	1,505	0.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	268,347	100.0%		$3,052,835	100.0%	$11.38	38

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

   The following table presents certain information relating to historical leasing at Eastport Plaza Property:

Historical Leased %(1)
	2011	2012	2013
Owned Space	98.3%	98.7%	98.6%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

EASTPORT PLAZA

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Eastport Plaza Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 06/30/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,717,239	$2,666,593	$2,907,783	$2,897,704	$3,052,835	$11.38
Overage Rent	2,269	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	31,605	0.12
Total Rent	$2,719,508	$2,666,593	$2,907,783	$2,897,704	$3,084,440	$11.49
Total Reimbursables	1,344,664	1,277,002	1,511,182	1,530,574	1,533,091	5.71
Other Income(3)	9,336	98,742	(81,252)	24,695	14,551	0.05
Vacancy & Credit Loss	0	0	0	0	(225,106)	(0.84)
Effective Gross Income	$4,073,508	$4,042,337	$4,337,713	$4,452,973	$4,406,976	$16.42

Total Operating Expenses	$1,763,315	$1,861,887	$1,998,030	$2,118,955	$2,167,792	$8.08

Net Operating Income	$2,310,193	$2,180,450	$2,339,683	$2,334,018	$2,239,184	$8.34
TI/LC	0	0	0	0	133,062	0.50
Capital Expenditures	0	0	0	0	51,816	0.19
Net Cash Flow	$2,310,193	$2,180,450	$2,339,683	$2,334,018	$2,054,307	$7.66

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the September 11, 2014 rent roll with rent steps through October 31, 2015.
(3)	Other Income in 2012 and 2013 includes adjustments for pre-paid rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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DAVIS SPRINGS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Austin, Texas	Cut-off Date Principal Balance		$19,500,000
Property Type	Industrial	Cut-off Date Principal Balance per SF		$115.24
Size (SF)	169,210	Percentage of Initial Pool Balance		2.3%
Total Occupancy as of 9/1/2014	95.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/1/2014	95.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	2008 / NAP	Mortgage Rate		4.5250%
Appraised Value	$26,200,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months) 72
		Borrower Sponsor(1)	The Mark & Sharon Scher Family Limited Partnership and Mark S. Scher
Underwritten Revenues	$2,972,516
Underwritten Expenses	$903,084	Escrows
Underwritten Net Operating Income (NOI)	$2,069,432		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,883,414	Taxes	$331,306	$33,131
Cut-off Date LTV Ratio	74.4%	Insurance	$7,209	$3,605
Maturity Date LTV Ratio	69.5%	Replacement Reserves	$0	$2,713
DSCR Based on Underwritten NOI / NCF	1.74x / 1.58x	TI/LC(2)	$0	$14,101
Debt Yield Based on Underwritten NOI / NCF	10.6% / 9.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,500,000	73.1%	Purchase Price	$26,000,000	97.4%
Principal’s New Cash Contribution	7,184,711	26.9	Closing Costs	346,196	1.3
			Reserves	338,515	1.3

Total Sources	$26,684,711	100.0%	Total Uses	$26,684,711	100.0%

(1)	The Mark & Sharon Scher Family Limited Partnership and Mark S. Scher are the guarantors of the non-recourse carveouts under the Davis Springs Loan.
(2)	TI/LC reserves are capped at $507,636.

The following table presents certain information relating to the tenants at the Davis Springs Property:

Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Healthtronics(2)	NR / NR / NR	80,236	47.4%	$1,051,969	51.5%	$13.11	(3)	(4)
Blizzard Entertainment(5)	NR / NR / NR	65,365	38.6	784,380	38.4	12.00	10/30/2020	(6)
Painted Rock, LLC	NR / NR / NR	16,512	9.8	206,400	10.1	12.50	9/30/2017	1, 5-year option
Tenants		162,113	95.8%	$2,042,749	100.0%	$12.60
Vacant		7,097	4.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		169,210	100.0%	$2,042,749	100.0%	$12.60

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Healthtronics has a one-time right to terminate 12,831 SF of its leased space effective as of 9/14/2015 upon nine months’ notice, payment of the sum of (i) a $157,629 cancellation fee and (ii) three months’ rent.

(3)
Healthtronics has 56,423 SF ($12.90 UW Base Rent per SF) expiring on 9/30/2022, 12,831 SF ($13.61 UW Base Rent per SF) expiring on 12/31/2017 and 10,982 SF ($13.61 UW Base Rent per SF) expiring on 12/31/2015.

(4)
Healthtronics has one renewal option for 23,813 SF of its space such that the term of its lease with respect to such portion will be coterminous with the remaining 56,423 SF of its leased space (which expires on 9/30/2022).

(5)
Blizzard Entertainment has a one-time right to terminate its lease effective as of 9/30/2017 upon 12 months’ notice and payment of a termination fee equal to the unamortized cost of brokerage commissions, allowances and parking land acquisition costs, if applicable.

(6)	Blizzard Entertainment has two, three- or five-year renewal options.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DAVIS SPRINGS

The following table presents the lease rollover schedule at the Davis Springs Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	10,982	6.5	6.5%	149,483	7.3	13.61	1
2016	0	0.0	6.5%	0	0.0	0.00	0
2017	29,343	17.3	23.8%	381,030	18.7	12.99	2
2018	0	0.0	23.8%	0	0.0	0.00	0
2019	0	0.0	23.8%	0	0.0	0.00	0
2020	65,365	38.6	62.5%	784,380	38.4	12.00	1
2021	0	0.0	62.5%	0	0.0	0.00	0
2022	56,423	33.3	95.8%	727,857	35.6	12.90	1
2023	0	0.0	95.8%	0	0.0	0.00	0
2024	0	0.0	95.8%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	95.8%	0	0.0	0.00	0
Vacant	7,097	4.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	169,210	100.0%		$2,042,749	100.0%	$12.60	5

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at Davis Springs Property:

Historical Leased %(1)
	2011	2012	2013	As of 9/1/2014
Owned Space	95.8%	95.8%	95.8%	95.8%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year, unless otherwise indicated.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Davis Springs Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 7/31/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,862,973	$2,025,675	$2,064,557	$2,085,158	$2,042,749	$12.07
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	88,713	0.52
Total Rent	$1,862,973	$2,025,675	$2,064,557	$2,085,158	$2,131,462	$12.60
Total Reimbursables	839,579	913,844	941,132	947,603	840,298	4.97
Other Income(3)	0	0	0	0	241,440	1.43
Vacancy & Credit Loss	0	0	0	0	(240,684)	(1.42)
Effective Gross Income	$2,702,552	$2,939,519	$3,005,689	$3,032,761	$2,972,516	$17.57

Total Operating Expenses	$676,477	$719,046	$766,461	$761,260	$903,084	$5.34

Net Operating Income	$2,026,075	$2,220,472	$2,239,229	$2,271,501	$2,069,432	$12.23
TI/LC	0	0	0	0	153,462	0.91
Capital Expenditures	0	0	0	0	32,556	0.19
Net Cash Flow	$2,026,075	$2,220,472	$2,239,229	$2,271,501	$1,883,414	$11.13

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent based on the in place rent roll dated 9/1/2014 with rent steps through 11/1/2014.
(3)	Includes additional parking rent (prior operating statements included line item in reimbursements).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CENTURION INDUSTRIAL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller		GSMC
Location (City/State)	Various	Cut-off Date Principal Balance		$18,200,000
Property Type	Industrial	Cut-off Date Principal Balance per SF		$39.49
Size (SF)	460,887	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 8/1/2014	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/1/2014	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		4.4500%
Appraised Value	$29,050,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months) 36
		Borrower Sponsor(1)	Ed Natan, Jay Rappaport and Asher Hyman

Underwritten Revenues	$1,971,173
Underwritten Expenses	$122,200	Escrows
Underwritten Net Operating Income (NOI)	$1,848,972		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,719,010	Taxes(2)(3)	$314,876	$0
Cut-off Date LTV Ratio	62.7%	Insurance(2)(3)	$0	$0
Maturity Date LTV Ratio	54.8%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.68x / 1.56x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.2% / 9.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,200,000	63.5%	Purchase Price	$15,315,000	53.5%
Principal’s New Cash Contribution	10,445,046	36.5	Other Uses(4)	12,600,000	44.0
			Closing Costs	415,170	1.4
			Reserves	314,876	1.1
Total Sources	$28,645,046	100.0%	Total Uses	$28,645,046	100.0%

(1)	Ed Natan, Jay Rappaport and Asher Hyman are the guarantors of the non-recourse carveouts under the Centurion Industrial Portfolio Loan.
(2)
Estimated taxes for the tenant Hollister Incorporated (“Hollister”). The Borrower Sponsor is obligated to pay for Hollister’s property taxes over the next two years. Hollister will pay taxes directly to the appropriate parties thereafter.

(3)	Except as noted in footnote 2, tenants pay taxes and insurance directly to the appropriate parties.
(4)	Other Uses of $12,600,000 includes the purchase prices for the Ridge Tool Company ($6,600,000) and Sanofi Pasteur ($6,000,000).

The following tables present certain information relating to the Centurion Industrial Portfolio Properties:

Portfolio Summary
Property Name	City, State	Total GLA(1)	Year Built / Renovated	Appraised Value	Occupancy(1)	UW NCF	Allocated Cut-off Date Balance
Hollister Distribution Center	Mount Juliet, TN	240,000	2014 / NAP	$16,000,000	100.0%	$892,819	$9,485,558
Ridge Tool Company	Cambridge, OH	128,537	2005 / NAP	7,000,000	100.0%	464,703	4,737,999
Sanofi Pasteur	Taylor, PA	92,350	2003, 2013 / 2013	6,050,000	100.0%	361,489	3,976,443
Total / Wtd. Avg. Portfolio		460,887		$29,050,000	100.0%	$1,719,010	$18,200,000

(1)	As provided by the borrowers and represents occupancy as of August 1, 2014.

The following table presents certain information relating to the tenants at the Centurion Industrial Portfolio Properties:

Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Extension/Renewal Options
Hollister Incorporated	NR / NR / NR	240,000	52.1%	$1,040,400	52.2%	$4.34	6/30/2024	3, 5-year options
Ridge Tool Company	NR / A2 / A	128,537	27.9	534,714	26.8	4.16	12/31/2020	2, 5-year options
Sanofi Pasteur(2)	AA- / A1 / AA	92,350	20.0	418,942	21.0	4.54	12/31/2022	1, 5-year option
Largest Owned Tenants		460,887	100.0%	$1,994,056	100.0%	$4.33
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		460,887	100.0%	$1,994,056	100.0%	$4.33

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sanofi Pasteur has a one-time right to terminate its lease on 12/31/2019 with 15-months notice (9/30/2018) and $618,033 fee.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CENTURION INDUSTRIAL PORTFOLIO

The following table presents the lease rollover schedule at the Centurion Industrial Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	128,537	27.9	27.9%	534,714	26.8	4.16	1
2021	0	0.0	27.9%	0	0.0	0.00	0
2022	92,350	20.0	47.9%	418,942	21.0	4.54	1
2023	0	0.0	47.9%	0	0.0	0.00	0
2024	240,000	52.1	100.0%	1,040,400	52.2	4.34	1
2025 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	460,887	100.0%		$1,994,056	100.0%	$4.33	3

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Centurion Industrial Portfolio Properties:

Historical Leased %(1)
Property Name	2011(2)	2012(2)	2013(2)	As of 8/01/2014
Hollister Distribution Center	N/A	N/A	N/A	100.0%
Ridge Tool Company	100.0%	100.0%	100.0%	100.0%
Sanofi Pasteur	100.0%	100.0%	100.0%	100.0%
Total / Wtd. Avg. Portfolio	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the specified year, unless otherwise indicated.
(2)	Occupancy exclusive of the Hollister Distribution Center property. The Hollister Distribution Center property was a built-to-suit and completed in 2014.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Centurion Industrial Portfolio Properties:

Cash Flow Analysis(1)
	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,994,056	$4.33
Gross Up Vacancy	0	0.00
Total Rent	$1,994,056	$4.33
Total Reimbursables	63,028	0.14
Other Income	0	0.00
Less Vacancy & Credit Loss	(85,911)	(0.19)
Effective Gross Income	$1,971,173	$4.28

Total Operating Expenses	$122,200	$0.27

Net Operating Income	$1,848,972	$4.01
TI/LC	73,715	0.16
Capital Expenditures	56,247	0.12
Net Cash Flow	$1,719,010	$3.73

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 8/1/2014 and rent steps through 10/31/2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WALGREENS & PETCO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Honolulu, Hawaii	Cut-off Date Principal Balance	$18,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$421.40
Size (SF)	42,715	Percentage of Initial Pool Balance	2.1%
Total Occupancy as of 8/25/2014	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/25/2014	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1973 / 2012	Mortgage Rate	4.4260%
Appraised Value	$28,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Borrower Sponsor(1)	Easton Manson
Underwritten Revenues	$1,735,874
Underwritten Expenses	$308,891	Escrows(2)
Underwritten Net Operating Income (NOI)	$1,426,983	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,411,607	Taxes	$0	$0
Cut-off Date LTV Ratio	64.3%	Insurance	$0	$0
Maturity Date LTV Ratio	64.3%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.77x / 1.75x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.9% / 7.8%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,000,000	64.0%	Purchase Price	$28,000,000	99.6%
Principal’s New Cash Contribution	10,121,768	36.0	Closing Costs	121,768	0.4
Total Sources	$28,121,768	100.0%	Total Uses	$28,121,768	100.0%

(1)	Easton Manson is the guarantor of the non-recourse carveouts under the Walgreens & Petco Loan.
(2)
So long as Walgreens is a tenant, borrower will not be required to make monthly reserves for taxes, insurance, replacement reserves or deferred maintenance provided no event of default under the mortgage loan documents has occurred or is continuing and Walgreens makes the appropriate payments for taxes and insurance and maintains the entire property.

The following table presents certain information relating to the tenants (of which, certain tenants may have co-tenancy provisions) at the Walgreens & Petco Property:

Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Walgreens(2)	NR / Baa1 / BBB	30,593	71.6%	$800,000	54.1%	$26.15	8/31/2034	11, 5-year options
Petco	NR / B3 / B	12,122	28.4	680,044	45.9	56.10	1/31/2023	4, 5-year options
Owned Tenants		42,715	100.0%	$1,480,044	100.0%	$34.65
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		42,715	100.0%	$1,480,044	100.0%	$34.65

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Walgreens space includes 15,700 SF of basement storage space, no rent or recoveries are attributed to this space. UW Base Rent $ per SF not including the storage space is $53.72.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WALGREENS & PETCO

The following table presents certain information relating to the lease rollover schedule at the Walgreens & Petco Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	12,122	28.4	28.4%	680,044	45.9	56.10	1
2024	0	0.0	28.4%	0	0.0	0.00	0
2025 & Thereafter	30,593	71.6	100.0%	800,000	54.1	26.15	1
Vacant	0	0.0	0.0%	0	0.0	0.00	0
Total / Wtd. Avg.	42,715	100.0%		$1,480,044	100.0%	$34.65	2

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at Walgreens & Petco Property:

Historical Leased %(1)(2)
As of 8/25/2014
Owned Space	100.0%

(1)	As provided by the borrower.
(2)
Walgreens purchased the property at the end of 2010, renovated the space, divided the box into two suites and leased the other suite to Petco. Petco’s 10-year lease commenced on November 27, 2012. Walgreens has been in their space since 2012 but has not had a lease as they owned the property. At acquisition, Walgreens signed a 20-year lease. As such, historical occupancies are not indicative of now stabilized operations.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Walgreens & Petco Property:

Cash Flow Analysis(1)

	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,480,044	$34.65
Overage Rent	0	0.00
Gross Up Vacancy	0	0.00
Total Rent	$1,480,044	$34.65
Total Reimbursables	308,891	7.23
Other Income	0	0.00
Vacancy & Credit Loss	(53,061)	(1.24)
Effective Gross Income	$1,735,874	$40.64

Total Operating Expenses	$308,891	$7.23

Net Operating Income	$1,426,983	$33.41
TI/LC	15,375	0.36
Capital Expenditures	0	0.00
Net Cash Flow	$1,411,607	$33.05

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the August 25, 2014 rent roll.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MUSTANG RANCH

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Stephenville, Texas	Cut-off Date Principal Balance	$18,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Bed	$35,928.14
Size (Beds)	501	Percentage of Initial Pool Balance	2.1%
Total Occupancy as of 8/1/2014	99.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/1/2014	99.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	2014 / NAP	Mortgage Rate(1)	4.6631%
Appraised Value(2)	$25,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	24
Borrower Sponsor(3)	Ogden K. Shannon, III
Underwritten Revenues	$3,131,729
Underwritten Expenses	$1,605,831	Escrows
Underwritten Net Operating Income (NOI)	$1,525,898	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,475,798	Taxes	$107,119	$11,902
Cut-off Date LTV Ratio	72.0%	Insurance	$0	$0
Maturity Date LTV Ratio	61.8%	Replacement Reserves	$0	$6,263
DSCR Based on Underwritten NOI / NCF	1.37x / 1.32x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.5% / 8.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,000,000	91.1%	Loan Payoff	$13,525,725	68.5%
Mezzanine Loan Amount	1,750,000	8.9	Principal Equity Distribution	3,587,365	18.2
			Other Uses(4)	1,549,857	7.8
			Closing Costs	979,935	5.0
			Reserves	107,119	0.5
Total Sources	$19,750,000	100.0%	Total Uses	$19,750,000	100.0%

(1)	The Mortgage Rate to full precision is 4.66311111111111%. The blended coupon for the first mortgage and the mezzanine loan is 5.1360%.
(2)	The Appraised Value is based on the “as stabilized” appraised value of $25,000,000 as the “as stabilized” date has passed and the “as stabilized” conditions have been met.
(3)	Ogden K. Shannon, III is the guarantor of the non-recourse carveouts under the Mustang Ranch Loan.
(4)
The title company escrowed the retainage for the construction loan in the amount of $1,489,854.90 and an additional $60,000.00 in order to issue a title insurance policy without exceptions for potential mechanics liens. The funds are expected to be released to the borrower upon the satisfaction of certain conditions.

The following table presents certain information relating to the units and rent at the Mustang Ranch Property:

Unit Type	# of Beds	Average SF per Bed	Monthly Market Rent per Bed(1)	Monthly Actual Rent per Bed(2)	Underwritten Monthly Rent	Underwritten Rent
1 Bed / 1 Bath (A1)	51	538	$720	$725	$725	$443,700
2 Bed / 2 Bath (B1)	108	431	$600	$588	$588	762,048
2 Bed / 2 Bath (B2)	18	508	$615	$605	$605	130,680
2 Bed / 2 Bath (B3)	12	510	$615	$615	$615	88,560
4 Bed / 4 Bath (D1)	312	348	$490	$476	$476	1,782,144
Total / Wtd. Avg.	501	395	$545	$533	$533	$3,207,132

(1)	Source: Appraisal.
(2)	As provided by the borrower.

The following table presents certain information relating to historical leasing at the Mustang Ranch Property:

Historical Leased %(1)(2)
As of 8/1/2014
Owned Space	99.6%

(1)	As provided by the borrower.
(2)	The Mustang Ranch Property opened in 2014 and historical occupancies are unavailable.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MUSTANG RANCH

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Mustang Ranch Property:

Cash Flow Analysis(1)(2)
	Underwritten	Underwritten $ per Bed
Base Rent	$2,981,028	$5,950
Gross Up Vacancy	160,620	321
Non-Revenue Units	65,484	131
Gross Potential Rent	$3,207,132	$6,401
Vacancy, Credit Loss & Concessions	(226,104)	(451)
Total Rent Revenue	$2,981,028	$5,950
Other Revenue(3)	150,701	301
Effective Gross Income	$3,131,729	$6,251

Total Operating Expenses	$1,605,831	$3,205

Net Operating Income	$1,525,898	$3,046
Replacement Reserves	50,100	100
Net Cash Flow	$1,475,798	$2,946

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The Mustang Ranch Property opened in 2014 and historical operating statements are unavailable.
(3)	Other revenue includes late charges, corporate unit revenue, parking, utility reimbursement, application fees, pet fees, and other miscellaneous revenues.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SIMPLY SELF STORAGE - ANN ARBOR & KALAMAZOO PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller	SMF I
Location (City/State)	Various, Michigan	Cut-off Date Principal Balance	$11,815,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF	$71.22
Size (SF)	165,883	Percentage of Initial Pool Balance	1.4%
Total Occupancy as of 8/22/2014	91.7%	Number of Related Mortgage Loans(1)	6
Owned Occupancy as of 8/22/2014	91.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate	4.4540%
Appraised Value	$16,460,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Borrower Sponsor(2)	Kurt E. O’Brien
Underwritten Revenues	$1,628,179
Underwritten Expenses	$613,226	Escrows
Underwritten Net Operating Income (NOI)	$1,014,953	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$993,365	Taxes	$28,281	$11,625
Cut-off Date LTV Ratio	71.8%	Insurance	$10,436	$1,304
Maturity Date LTV Ratio	65.6%	Replacement Reserves	$0	$1,799
DSCR Based on Underwritten NOI / NCF	1.42x / 1.39x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.6% / 8.4%	Other(3)	$175,594	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$11,815,000	75.5%	Purchase Price	$14,925,000	95.4%
Principal’s New Cash Contribution	3,833,673	24.5	Closing Costs	509,363	3.3
			Reserves	214,311	1.4

Total Sources	$15,648,673	100.0%	Total Uses	$15,648,673	100.0%

(1)
An owner of the borrower is also an owner of the Simply Self Storage – Grand Rapids, Simply Self Storage – Chesterfield, Simply Self Storage – Wyoming, Simply Self Storage – Westland and Simply Self Storage – Danville mortgage loans.

(2)	Kurt E. O’Brien is the guarantor of the non-recourse carveouts under the Simply Self Storage - Ann Arbor & Kalamazoo Portfolio Loan.
(3)	Other reserve represents deferred maintenance.

The following table presents certain information relating to the units and rent at the Simply Self Storage - Ann Arbor & Kalamazoo Portfolio Properties:

Portfolio Summary(1)

Property	City	State	Allocated Cut- off Date Loan Amount	Total GLA	Occupancy	Years Built / Renovated	“As-Is” Appraised Value	UW NCF
Simply Self Storage – Jackson Road	Ann Arbor	MI	$6,695,000	88,117	90.1%	1989 / NAP	$8,940,000	$527,674
Simply Self Storage – State Street	Ann Arbor	MI	3,345,000	36,021	96.9%	1971 / 2003	4,720,000	287,181
Simply Self Storage – Kalamazoo	Kalamazoo	MI	1,775,000	41,745	90.6%	1978 / NAP	2,800,000	178,509
Total / Wtd. Avg. Portfolio			$11,815,000	165,883	91.7%		$16,460,000	$993,365

(1)	As provided by the borrower and represents occupancy as of August 22, 2014.

The following table presents certain information relating to historical leasing at the Simply Self Storage - Ann Arbor & Kalamazoo Portfolio Properties:

Historical Leased %(1)
Property	2012	2013	As of 8/22/2014
Simply Self Storage – Jackson Road	74.1%	70.0%	90.1%
Simply Self Storage – State Street	87.8%	83.7%	96.9%
Simply Self Storage – Kalamazoo	73.1%	77.3%	90.6%
Total / Wtd. Avg. Portfolio	76.8%	74.8%	91.7%

(1)	As provided by the borrower and reflects occupancy as of December 31 for the specified year, unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SIMPLY SELF STORAGE - ANN ARBOR & KALAMAZOO PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Simply Self Storage - Ann Arbor & Kalamazoo Portfolio Properties:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 6/30/2014	Underwritten	Underwritten $ per SF
Base Rent	$1,220,668	$1,361,123	$1,453,560	$1,508,193	$2,162,244	$13.03
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent Revenue	$1,220,668	$1,361,123	$1,453,560	$1,508,193	$2,162,244	$13.03
Other Income(2)	90,936	114,867	103,648	119,986	119,986	0.72
Less Vacancy & Credit Loss	0	0	0	0	(654,051)	(3.94)
Effective Gross Income	$1,311,604	$1,475,990	$1,557,208	$1,628,179	$1,628,179	$9.82

Total Operating Expenses	$579,216	$573,066	$601,720	$631,128	$613,226	$3.70

Net Operating Income	$732,388	$902,925	$955,488	$997,051	$1,014,953	$6.12
Replacement Reserves	0	0	0	0	21,589	0.13
Net Cash Flow	$732,388	$902,925	$955,488	$997,051	$993,365	$5.99

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Other Income consists primarily of truck rental income, merchandise income, insurance commissions and fee income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

AMBERLY VILLAGE TOWNHOMES

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Garland, Texas	Cut-off Date Principal Balance		$11,700,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$79,054.05
Size (Units)	148	Percentage of Initial Pool Balance		1.4%
Total Occupancy as of 7/25/2014	95.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/25/2014	95.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	1984 / NAP	Mortgage Rate		4.4570%
Appraised Value	$15,620,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
		Borrower Sponsor(1)	Michael S. Marix
Underwritten Revenues	$1,796,531
Underwritten Expenses	$793,942	Escrows
Underwritten Net Operating Income (NOI)	$1,002,589		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$965,040	Taxes	$125,720	$13,562
Cut-off Date LTV Ratio	74.9%	Insurance	$16,271	$5,424
Maturity Date LTV Ratio	65.5%	Replacement Reserves	$0	$3,129
DSCR Based on Underwritten NOI / NCF	1.42x / 1.36x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.6% / 8.2%	Other(2)	$85,175	$13,800

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$11,700,000	99.3%	Loan Payoff	$10,125,174	85.9%
Principal’s New Cash Contribution	88,405	0.7	Closing Costs	1,436,065	12.2
			Reserves	227,166	1.9
Total Sources	$11,788,405	100.0%	Total Uses	$11,788,405	100.0%

(1)	Michael S. Marix is the guarantor of the non-recourse carveouts under the Amberly Village Townhomes Loan.
(2)
Other reserves represent an upfront $80,000 cash holdback, $5,175 in deferred maintenance and monthly deposits of $13,800 into a liquidity reserve. The $80,000 cash holdback will be released to the borrower if the following criteria are satisfied: (i) no event of default under the Amberly Village Townhomes Loan exists; (ii) the guarantor provides lender proof of discharge from bankruptcy; and (iii) a final decree has been issued closing the bankruptcy proceeding of the guarantor. See “—Description of the Mortgage Pool — Default History, Bankruptcy Issues and Other Proceedings” in the Free Writing Prospectus.

The following table presents certain information relating to the units and rent at the Amberly Village Townhomes Property:

Unit Type	# of Units(1)	Average SF per Unit(1)	Monthly Market Rent per Unit(1)	Yearly Market Rent(1)	Monthly Actual Rent per Unit(2)	Yearly Actual Rent(2)
2 Bed / 2.5 Bath	37	1,157	$988	$438,672	$985	$437,448
2 Bed / 2.5 Bath	37	1,252	$1,021	453,324	$1,019	452,484
2 Bed / 2 Bath	37	1,300	$1,021	453,324	$1,020	452,892
2 Bed / 2 Bath	37	1,475	$1,100	488,400	$1,094	485,808
Total / Wtd. Avg.	148	1,296	$1,033	$1,833,720	$1,030	$1,828,632

(1)	Source: Appraisal.
(2)	Based on occupied units per the rent roll dated 7/25/2014 and vacant units grossed up to market rent per the appraisal.

The following table presents certain information relating to historical leasing at the Amberly Village Townhomes Property:

Historical Leased %(1)
	2011	2012	2013	As of 7/25/2014
Owned Space	93.2%	97.3%	98.0%	95.3%

(1)	As provided by the borrower and reflects occupancy as of December 31 for the specified year, unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

AMBERLY VILLAGE TOWNHOMES

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Amberly Village Townhomes Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 6/30/2014	Underwritten	Underwritten $ per Unit
Base Rent	$1,531,747	$1,562,233	$1,689,889	$1,747,951	$1,747,951	$11,810
Gross Up Vacancy	0	0	0	0	101,021	683
Gross Potential Rent	$1,531,747	$1,562,233	$1,689,889	$1,747,951	$1,848,972	$12,493
Economic Vacancy & Credit Loss	(0)	(0)	(0)	(0)	(101,021)	(683)
Total Rent Revenue	$1,531,747	$1,562,233	$1,689,889	$1,747,951	$1,747,951	$11,810
Reimbursements	0	0	0	0	0	0
Other Revenue(2)	49,769	58,285	49,234	48,580	48,580	328
Effective Gross Income	$1,581,516	$1,620,518	$1,739,123	$1,796,531	$1,796,531	$12,139

Total Operating Expenses	$774,083	$722,686	$707,972	$741,753	$793,942	$5,364

Net Operating Income	$807,433	$897,832	$1,031,151	$1,054,778	$1,002,589	$6,774
Replacement Reserves	0	0	0	0	37,549	254
Net Cash Flow	$807,433	$897,832	$1,031,151	$1,054,778	$965,040	$6,521

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Other Revenue consists primarily of late fees, pet fees, redecorating fees, application fees, and MTM fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

ANTHEM CROSSROADS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Phoenix, Arizona	Cut-off Date Principal Balance		$11,100,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$248.47
Size (SF)	44,674	Percentage of Initial Pool Balance		1.3%
Total Occupancy as of 7/1/2014	90.9%	Number of Related Mortgage Loans(1)		4
Owned Occupancy as of 7/1/2014	90.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	2007 / NAP	Mortgage Rate		4.4700%
Appraised Value	$14,900,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
		Borrower Sponsor(2)	David S. Coia, Daniel L. Vietto, Karen Vietto, Scott T. Archer and Carol Archer
Underwritten Revenues	$1,617,057
Underwritten Expenses	$582,026	Escrows
Underwritten Net Operating Income (NOI)	$1,035,032		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$971,927	Taxes	$134,659	$16,832
Cut-off Date LTV Ratio	74.5%	Insurance	$0	$0
Maturity Date LTV Ratio	68.1%	Replacement Reserves(3)	$0	$745
DSCR Based on Underwritten NOI / NCF	1.54x / 1.45x	TI/LC(4)	$0	$5,025
Debt Yield Based on Underwritten NOI / NCF	9.3% / 8.8%	Other(5)	$200,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$11,100,000	99.6%	Loan Payoff	$10,110,565	90.7%
Other Sources	47,500	0.4	Principal Equity Distribution	539,080	4.8
			Reserves	334,659	3.0
			Closing Costs	163,195	1.5
Total Sources	$11,147,500	100.0%	Total Uses	$11,147,500	100.0%

(1)	An indirect owner of the borrower is also an indirect owner of the borrower of the Circle Cross Ranch Loan, Marketplace at Prasada Loan, and 90th and Via Linda Loan
(2)	David S. Coia, Daniel L. Vietto, Karen Vietto, Scott T. Archer and Carol Archer are the guarantors of the non-recourse carveouts under the Anthem Crossroads Loan.
(3)	The Replacement Reserve is capped at $26,800.
(4)	The TI/LC reserve is capped at $240,000.
(5)	The Other upfront reserve of $200,000 represents a Roberto’s reserve account.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Anthem Crossroads Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Ebisu (Ebisu Anthem LLC)(3)	NR / NR / NR	3,200	7.2%	$78,080	7.3%	24.40	5/31/2018	$157	23.3%	1, 5-year option
Hand & Stone Massage Spa	NR / NR / NR	2,360	5.3	64,994	6.0	27.54	5/31/2018	$439	9.1%	1, 5-year option
Roberto’s Mexican Food	NR / NR / NR	1,820	4.1	61,152	5.7	33.60	5/31/2019	$253	18.1%	2, 5-year options
Sarge’s Bistro	NR / NR / NR	2,340	5.2	60,255	5.6	25.75	5/31/2018	$177	21.4%	2, 5-year options
Streets of New York	NR / NR / NR	2,600	5.8	59,800	5.6	23.00	5/31/2017	$212	16.6%	2, 5-year options
Starbucks(4)	A- / A3 / A-	1,510	3.4	58,135	5.4	38.50	4/30/2018	NA	NA	4, 5-year options
Nationwide Vision Center	NR / NR / NR	2,004	4.5	55,110	5.1	27.50	7/31/2017	$316	12.6%	NA
First American Title Insurance	NR / A3 / BBB+	2,000	4.5	51,000	4.7	25.50	5/31/2018	NA	NA	1, 3-year option
Lillian Nails & Spa	NR / NR / NR	1,600	3.6	46,821	4.4	29.26	5/31/2019	$176	23.6%	1, 5-year option
My Cleaners	NR / NR / NR	1,050	2.4	43,911	4.1	41.82	6/30/2017	$269	20.1%	NA
Ten Largest Owned Tenants		20,484	45.9%	$579,258	53.9	$28.28
Remaining Owned Tenants		20,143	45.1	495,924	46.1	24.62
Vacant Spaces (Owned Space)		4,047	9.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		44,674	100.0%	$1,075,183	100.0%	$26.46

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales are as of 12/31/2013.
(3)
Ebisu (Ebisu Anthem LLC) may terminate lease at any time with 30 days’ notice and payment of one year’s rent, unamortized improvement allowance, commissions and other costs associated with Ebisu lease.

(4)	Starbucks has the right to terminate on or after the last day of the fifth full lease year with 120 days’ notice and a fee of $27,499.
(5)	Nation Wide Vision may terminate its lease if any borrower defaults are not cured within applicable cure period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

ANTHEM CROSSROADS

The following table presents certain information relating to the lease rollover schedule at the Anthem Crossroads Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Suites
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0	0	0.0	0.00	0
2015	3,940	8.8	8.8	100,796	9.4	25.58	3
2016	1,600	3.6	12.4	38,464	3.6	24.04	1
2017	14,754	33.0	45.4	392,285	36.5	26.59	10
2018	12,910	28.9	74.3	345,883	32.2	26.79	6
2019	6,023	13.5	87.8	163,483	15.2	27.14	4
2020	0	0.0	87.8	0	0.0	0.00	0
2021	0	0.0	87.8	0	0.0	0.00	0
2022	0	0.0	87.8	0	0.0	0.00	0
2023	1,400	3.1	90.9	34,272	3.2	24.48	1
2024	0	0.0	90.9	0	0.0	0.00	0
2025 & Thereafter	0	0.0	90.9	0	0.0	0.00	0
Vacant	4,047	9.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	44,674	100.0%		$1,075,183	100.0%	$26.46	25

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Anthem Crossroads Property:

Historical Leased %(1)
	2011	2012	2013	As of 7/1/2014
Owned Space	82.0%	96.7%	94.1%	90.9%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at Anthem Crossroads Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 6/30/2014	Underwritten	Underwritten $ per SF
Base Rent	$1,124,314	$954,538	$980,467	$1,026,135	$1,054,321	$23.60
Contractual Rent Steps(2)	0	0	0	0	20,862	0.47
Gross Up Vacancy	0	0	0	0	149,506	3.35
Total Rent	$1,124,314	$954,538	$980,467	$1,026,135	$1,224,688	$27.41
Total Reimbursables	431,479	515,490	462,818	572,653	541,874	12.13
Other Income	5,532	2,980	15,515	23,820	0	0.00
Less Vacancy & Credit Loss	(87,870)	(78,307)	(14,478)	0	(149,506)	(3.35)
Effective Gross Income	$1,473,455	$1,394,701	$1,444,322	$1,622,608	$1,617,057	$36.20

Real Estate Taxes	211,830	215,475	205,951	205,702	201,989	4.52
Insurance	6,803	7,498	9,676	8,740	9,796	0.22
Management Fee	44,079	41,450	44,309	48,070	48,512	1.09
Other Operating Expenses	299,975	303,955	312,571	303,741	321,729	7.20
Total Operating Expenses	$562,687	$568,378	$572,507	$566,253	$582,026	$13.03

Net Operating Income	$910,768	$826,323	$871,815	$1,056,355	$1,035,032	$23.17
TI/LC	0	0	0	0	54,170	1.21
Replacement Reserves	0	0	0	0	8,935	0.20
Net Cash Flow	$910,768	$826,323	$871,815	$1,056,355	$971,927	$21.76

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual rent steps are underwritten based upon the actual scheduled increases through October 31, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MASON VILLAGE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Katy, Texas	Cut-off Date Principal Balance	$10,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$107.72
Size (SF)	97,474	Percentage of Initial Pool Balance	1.2%
Total Occupancy as of 7/31/2014	94.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/31/2014	94.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	1978 / 1988	Mortgage Rate	4.7100%
Appraised Value	$14,400,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	60
		Borrower Sponsor(1)	Amy Stevens and David Weinstein
Underwritten Revenues	$1,674,310
Underwritten Expenses	$553,170	Escrows
Underwritten Net Operating Income (NOI)	$1,121,140		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,014,869	Taxes	$294,311	$26,756
Cut-off Date LTV Ratio	72.9%	Insurance	$42,714	$4,271
Maturity Date LTV Ratio	67.0%	Replacement Reserves	$0	$1,218
DSCR Based on Underwritten NOI / NCF	1.71x / 1.55x	TI/LC(2)	$0	$8,123
Debt Yield Based on Underwritten NOI / NCF	10.7% / 9.7%	Other(3)	$383,903	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$10,500,000	70.0%	Purchase Price	$14,050,000	93.7%
Principal’s New Cash Contribution	4,446,106	29.6	Reserves	720,927	4.8
Other Sources	50,000	0.3	Closing Costs	225,179	1.5

Total Sources	$14,996,106	100.0%	Total Uses	$14,996,106	100.0%

(1)	Amy Stevens and David Weinstein are the guarantors of the non-recourse carveouts under the Mason Village Loan.
(2)	The TI/LC reserve is capped at $200,000.
(3)	The other upfront reserve of $383,903 represents a deferred maintenance reserve ($347,125), an environmental reserve ($15,000), and a 99 Cent tenant CAM reconciliation reserve ($21,778).

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Mason Village Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options

99 Cents Store	NR / B2 / B	27,000	27.7%	$204,120	17.2%	$7.56	1/31/2019	NA	NA	2, 5-year options
Harbor Freight(2)	NR / Ba3 / B+	13,925	14.3	125,325	10.6	9.00	4/30/2024	NA	NA	3, 5-year options
Jasons Deli	NR / NR / NR	4,750	4.9	104,500	8.8	22.00	10/31/2019	NA	NA	1, 5-year option
Free Birds(3)	NR / NR / NR	3,000	3.1	90,000	7.6	30.00	11/30/2021	NA	NA	2, 5-year options
Once Upon A Child	NR / NR / NR	6,668	6.8	77,577	6.5	11.63	3/31/2019	NA	NA	1, 5-year option
CiCi Pizza	NR / NR / NR	4,000	4.1	70,000	5.9	17.50	3/31/2023	NA	NA	2, 5-year options
Century 21	NR / NR / NR	4,158	4.3	61,331	5.2	14.75	7/31/2015	NA	NA	NA
Huntington Learning	NR / NR / NR	2,600	2.7	43,550	3.7	16.75	8/31/2017	NA	NA	1, 2-year option
Bits & Bites	NR / NR / NR	2,350	2.4	41,940	3.5	17.85	7/31/2019	NA	NA	1, 3-year option
Synergy Dance Studio	NR / NR / NR	4,830	5.0	38,640	3.3	8.00	7/31/2015	NA	NA	NA
Ten Largest Owned Tenants		73,281	75.2%	$856,983	72.2%	$11.69
Remaining Owned Tenants		18,429	18.9	329,877	27.8	17.90
Vacant Spaces (Owned Space)		5,764	5.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		97,474	100.0%	$1,186,860	100.0%	$12.18

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Harbor Freight has a one-time right to terminate its lease effective as of the end of the 64th full calendar month by giving notice any time prior to the last day of the 58th full month and payment of the unamortized portion of the allowance and one-half of the commission.

(3)
Free Birds may terminate its lease effective the last day of the 65th full calendar month by giving 30 days’ notice on or before the end of the 60th month and payment of termination fee equal to $67,500, if gross sales do not exceed $900,000 for the period from the 49th through 60th month of the lease term.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MASON VILLAGE

The following table presents certain information relating to the lease rollover schedule at the Mason Village Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Suites
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	1,000	1.0	1.0	15,500	1.3	15.50	1
2015	12,888	13.2	14.2	162,701	13.7	12.62	5
2016	9,140	9.4	23.6	143,645	12.1	15.72	6
2017	5,988	6.1	29.8	106,402	9.0	17.77	4
2018	0	0.0	29.8	0	0.0	0.00	0
2019	41,769	42.9	72.6	473,287	39.9	11.33	6
2020	0	0.0	72.6	0	0.0	0.00	0
2021	3,000	3.1	75.7	90,000	7.6	30.00	1
2022	0	0.0	75.7	0	0.0	0.00	0
2023	4,000	4.1	79.8	70,000	5.9	17.50	1
2024	13,925	14.3	94.1	125,325	10.6	9.00	1
2025 & Thereafter	0	0.0	94.1	0	0.0	0.00	0
Vacant	5,764	5.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	97,474	100.0%		$1,186,860	100.0%	$12.18	25

(1)	Calculated based on approximate square footage occupied by each owned tenant.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at Mason Village Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 4/30/2014	Underwritten	Underwritten $ per SF
Base Rent	$760,743	$843,094	$988,299	$1,032,411	$1,177,516	$12.08
Contractual Rent Steps(2)	0	0	0	0	9,344	0.10
Gross Up Vacancy	0	0	0	0	87,467	0.90
Total Rent	$760,743	$843,094	$988,299	$1,032,411	$1,274,328	$13.07
Total Reimbursables	215,332	259,962	318,664	373,515	485,577	4.98
Other Income	67,768	3,600	2,599	1,399	2,400	0.02
Less Vacancy & Credit Loss	0	0	0	0	(87,995)	(0.90)
Effective Gross Income	$1,043,843	$1,106,657	$1,309,562	$1,407,325	$1,674,310	$17.18

Real Estate Taxes	$223,770	$242,521	$260,464	$260,464	$321,066	$3.29
Insurance	33,727	47,957	50,906	52,864	48,816	0.50
Management Fee	6,120	16,588	40,361	43,802	66,972	0.69
Other Operating Expenses	77,570	91,940	110,789	104,427	116,315	1.19
Total Operating Expenses	$341,187	$399,006	$462,520	$461,556	$553,170	$5.68

Net Operating Income	$702,656	$707,650	$847,043	$945,768	$1,121,140	$11.50
TI/LC	0	0	0	0	91,650	0.94
Replacement Reserves	0	0	0	0	14,621	0.15
Net Cash Flow	$702,656	$707,650	$847,043	$945,768	$1,014,869	$10.41

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual rent steps are underwritten based upon the actual scheduled increases through March 1, 2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SMYRNA SHOPPING CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	MC-Five Mile
Location (City/State)	Smyrna, Delaware	Cut-off Date Principal Balance	$10,100,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$59.05
Size (SF)	171,037	Percentage of Initial Pool Balance	1.2%
Total Occupancy as of 6/3/2014	94.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/3/2014	94.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1973 / NAP	Mortgage Rate	4.5700%
Appraised Value	$13,700,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	36
		Borrower Sponsor(1)	Leonard F. Iacono, Sr. and Mark L. Handler
Underwritten Revenues	$1,345,676
Underwritten Expenses	$353,115	Escrows
Underwritten Net Operating Income (NOI)	$992,561		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$878,758	Taxes	$9,393	$9,393
Cut-off Date LTV Ratio	73.7%	Insurance	$15,255	$1,695
Maturity Date LTV Ratio	64.6%	Replacement Reserves	$0	$2,851
DSCR Based on Underwritten NOI / NCF	1.60x / 1.42x	TI/LC	$0	$7,127
Debt Yield Based on Underwritten NOI / NCF	9.8% / 8.7%	Other(2)	$170,795	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$10,100,000	100.0%	Loan Payoff	$7,172,822	71.0%
			Principal Equity Distribution	2,383,935	23.6
			Closing Costs	347,799	3.4
			Reserves	195,444	1.9
Total Sources	$10,100,000	100.0%	Total Uses	$10,100,000	100.0%

(1)	Leonard F. Iacono, Sr. and Mark L. Handler are the guarantors of the non-recourse carveouts under the Smyrna Shopping Center Loan.
(2)	Upfront other reserve represents a deferred maintenance reserve of $101,795 for and an environmental reserve of $69,000.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Smyrna Shopping Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	All-In UW Occupancy Cost(3)	Renewal / Extension Options
Acme	NR/NR/NR	48,282	28.2%	$232,914	21.1%	$4.82	10/31/2021	NA	NA	7, 5-year options
Goodwill of Delaware(4)	NR/NR/NR	17,653	10.3%	141,240	12.8%	8.00	12/31/2023	NA	NA	3, 5-year options
Rite Aid	B/Caa1/B	9,460	5.5%	60,000	5.4%	6.34	11/30/2015	NA	NA	2, 5-year options
Rent-A-Center(4)	NR/B1/BB	5,480	3.2%	53,440	4.9%	9.75	7/31/2018	NA	NA	NA
Roses Discount(5)	NR/NR/NR	27,144	15.9%	50,000	4.5%	1.84	9/30/2017	$78	3.9%	NA
Dollar General	NR/Baa3/BBB-	9,000	5.3%	45,644	4.1%	5.07	4/30/2017	$258	2.4%	1, 5-year option
Auto Zone	BBB/Baa1/BBB	7,182	4.2%	41,676	3.8%	5.80	9/30/2018	NA	NA	4, 5-year options
Crossfit	NR/NR/NR	3,833	2.2%	38,330	3.5%	10.00	3/31/2018	NA	NA	2, 5-year options
Radio Shack	C/Caa3/CCC-	3,140	1.8%	32,835	3.0%	10.46	5/31/2017	NA	NA	NA
Acme Pad Gas Station	NR/NR/NR	90	0.1%	30,250	2.7%	336.11	10/31/2021	NA	NA	7, 5-year options
Ten Largest Owned Tenants		131,264	76.7%	$726,328	65.9%	$5.53
Remaining Owned Tenants		29,943	17.5	375,326	34.1	12.53
Vacant Spaces (Owned Space)		9,830	5.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		171,037	100.0%	$1,101,654	100.0%	$6.83

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales are as of 9/30/2013 for Roses Discount and as of 4/30/2014 for Dollar General.
(3)	All-In UW occupancy cost includes both UW rent and UW reimbursements for that tenant.
(4)	Goodwill of Delaware and Rent-A-Center both have co-tenancy clauses with Acme, and can terminate their respective lease if Acme vacates.
(5)	Roses Discount can terminate their lease if their annual sales drop below $1,670,000 for the preceding 12 month period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SMYRNA SHOPPING CENTER

The following table presents certain information relating to the lease rollover schedule at the Smyrna Shopping Center Property, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Suites
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	2,570	1.5	1.5%	18,177	1.7	$7.07	2
2015	18,153	10.6	12.1%	191,279	17.4	10.54	9
2016	5,680	3.3	15.4%	67,125	6.1	11.82	4
2017	42,324	24.7	40.2%	164,873	15.0	3.90	5
2018	20,455	12.0	52.1%	183,246	16.6	8.96	5
2019	4,000	2.3	54.5%	48,861	4.4	12.22	2
2020	0	0.0	54.5%	0	0.0	0.00	0
2021	48,372	28.3	82.8%	263,164	23.9	5.44	2
2022	2,000	1.2	83.9%	23,690	2.2	11.85	1
2023 & Thereafter	17,653	10.3	94.3%	141,240	12.8	8.00	1
Vacant	9,830	5.7	100.0%	0	0	0	0
Total / Wtd. Avg.	171,037	100.0%		$1,101,654	100.0%	$6.83	31

The following table presents certain information relating to historical leasing at the Smyrna Shopping Center Property:

Historical Leased %(1)
Property Name	2011	2012	2013	As of 6/3/2014
Smyrna Shopping Center	88.8%	88.7%	90.4%	94.3%

(1)	As provided by the borrower which reflects average occupancy for the applicable year, unless otherwise specified.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at Smyrna Shopping Center Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 5/31/2014	Underwritten	Underwritten $ per SF
Base Rent	$928,197	$975,133	$999,367	$1,011,235	$1,101,654	$6.44
Gross Up Vacancy	121,299	125,175	108,815	89,965	92,400	0.54
Total Rent	$1,049,496	$1,100,308	$1,108,182	$1,101,200	$1,194,054	$6.98
Total Reimbursables	155,654	241,432	197,092	221,029	208,273	1.22
Total Percentage Rent	70,458	84,488	72,825	29,795	29,795	0.17
Other Income	8,004	4,268	5,571	5,954	5,954	0.03
Less Vacancy & Credit Loss	(121,299)	(125,175)	(108,815)	(89,965)	(92,400)	(0.54)
Effective Gross Income	$1,162,314	$1,305,320	$1,274,855	$1,268,013	$1,345,676	$7.87

Real Estate Taxes	$87,002	$92,587	$97,906	$100,215	$109,370	$0.64
Insurance	15,500	15,884	17,791	18,620	19,748	0.12
Management Fee	51,671	48,768	49,184	48,537	53,827	0.31
Other Operating Expenses	201,596	138,406	160,912	215,053	170,170	0.99
Total Operating Expenses	$355,768	$295,645	$325,793	$382,425	$353,115	$2.06

Net Operating Income	$806,546	$1,009,675	$949,062	$885,588	$992,561	$5.80
TI/LC	0	0	0	0	79,596	0.47
Replacement Reserves	0	0	0	0	34,207	0.20
Net Cash Flow	$806,546	$1,009,675	$949,062	$885,588	$878,758	$5.14

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market. For example:

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—
Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, shall not be less than 5%; and (b) a requirement (the “Due Diligence Requirement”) that the investing credit institution or investment firm has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis. National regulators in EEA member states impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the investing credit institution or investment firm. If the Retention Requirement or the Due Diligence Requirement is not satisfied in respect of a securitization investment held by a non-EEA subsidiary of an EEA credit institution or investment firm, then an additional risk weight may be applied to such securitization investment when taken into account on a consolidated basis at the level of the EEA credit institution or investment firm.  Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities. None of the originators, the sponsors, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the certificates in accordance with Retention Requirement or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, the offered certificates are not a suitable investment for EEA credit institutions, investment firms or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. This could adversely affect your ability to transfer offered certificates or the price you may receive upon your sale of offered certificates.

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Section 939A of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the U.S. federal banking agencies to modify their existing regulations to remove any reliance on credit ratings including, but not limited to, the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions, and the federal banking agencies’ risk-based capital guidelines regulations.  As a general rule, national banks are permitted to invest only in “investment grade” instruments, which under pre-existing regulations has been determined based on the credit ratings assigned to these instruments.  These national bank investment-grade standards are incorporated into statutes and regulations governing the investing authority of most state banks, and thus most state banks are required to adhere to these same investment grade standards.  In June 2012, the regulator of national banks (the Office of the Comptroller of the Currency) revised its regulatory definition of “investment grade” to require a bank’s determination regarding whether “the issuer of a security has adequate capacity to meet financial commitments under the security for the projected life of the asset or exposure.”  While national banks may continue to consider credit ratings, they may not rely exclusively on such ratings and must conduct separate due diligence to confirm the investment grade of the instruments.  These changes became fully effective January 1, 2013.  In addition, new capital regulations were issued by the banking regulators in July 2013 that determine the capital requirements of banks and bank holding companies without reference to the credit ratings assigned to the investment securities they hold and these capital regulations began phasing in on January 1, 2014.  As a result of these new regulations, investments in CMBS by depository institutions and their holding companies may result in greater capital charges to these financial institutions, and these new regulations may otherwise adversely affect the treatment of CMBS for their regulatory capital purposes and the attractiveness of investments in CMBS for such entities.

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Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds.  The Volcker Rule became effective on July 21, 2012, and final regulations implementing the Volcker Rule were adopted on December 10, 2013 and became effective on April 1, 2014.  Conformance with the Volcker Rule and its implementing regulations is required by July 21, 2015 (subject to the possibility of up to two one-year extensions).  In the interim, banking entities must make good-faith efforts to conform their activities and investments to the Volcker Rule.  Under the Volcker Rule, unless otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act.  The general effects of the Volcker Rule remain uncertain.  Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other affiliate thereof, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

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The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the issuing entity as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in commercial mortgage-backed securities for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

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The repayment of the mortgage loans in the pool (or related loan combination) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related loan combination) at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

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The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

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A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity

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Mortgage loans (or loan combinations) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan (or loan combinations) on its stated maturity  typically will depend upon its ability either to refinance the mortgage loan (or loan combinations) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

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We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

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Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. However, in the case of Redwood Commercial Mortgage Corporation, a sponsor, a parent of such entity will guarantee such entity’s repurchase and substitution obligations under the related mortgage loan purchase agreement. We cannot assure you that the applicable sponsor (or the guarantor as described above) will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

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There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

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Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

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Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and "as stabilized" values prospective investors should consider that those assumptions may not be accurate and that the "as stabilized" values may not be the values of the related mortgaged properties prior to or at maturity.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses
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The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

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Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

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Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

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Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	The Mortgage Loan Sellers, the Sponsors and the Depositor Are Subject to Bankruptcy or Insolvency Laws That May Affect the Issuing Entity’s Ownership of the Mortgage Loans

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In the event of the bankruptcy, insolvency, receivership or conservatorship of an originator, a mortgage loan seller or the depositor (or certain affiliates thereof), it is possible that the issuing entity’s right to payment from or ownership of certain of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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An opinion of counsel will be rendered on the Closing Date to the effect that the transfer of the applicable mortgage loans by each mortgage loan seller to the depositor would generally be respected as a sale in the event of the bankruptcy or insolvency of such mortgage loan seller. Such opinions, however, are subject to various assumptions and qualifications, and there can be no assurance that a bankruptcy trustee (in the case of the mortgage loan sellers other than Goldman Sachs Mortgage Company), if applicable, or other interested party will not attempt to challenge the issuing entity’s right to payment with respect to the related mortgage loans. Legal opinions do not provide any guaranty as to what any particular court would actually decide, but rather an opinion as to the decision a court would reach if the issues were competently presented and the court followed existing precedent as to legal and equitable principles applicable in bankruptcy cases. In this regard, legal opinions on bankruptcy law matters have inherent limitations primarily because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and other policies may be subordinated, the potential relevance to the exercise of judicial discretion of future arising facts and circumstances, and the nature of the bankruptcy process. As a result, the Federal Deposit Insurance Corporation (the “FDIC”), a creditor, a bankruptcy trustee or another interested party, including an entity transferring a mortgage loan as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge were successful, payments on the certificates would be reduced or delayed. Even if the challenge were not successful, payments on the certificates would be delayed while a court resolves the claim.

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Goldman Sachs Mortgage Company, a sponsor and an originator, is an indirect, wholly owned subsidiary of Goldman Sachs Bank USA (“GS Bank”), a New York State chartered bank, the deposits of which are insured by the FDIC.  If GS Bank were to become subject to receivership, the proceeding would be administered by the FDIC under the Federal Deposit Insurance Act (the “FDIA”); likewise, if GS Bank were to become subject to conservatorship, the agency appointed as conservator would likely be the FDIC as well.  The FDIA gives the FDIC the power to disaffirm or repudiate contracts to which a bank is party at the time of receivership or conservatorship and the performance of which the FDIC determines to be burdensome, in which case the counterparty to the contract has a claim for payment by the receivership or conservatorship estate of “actual direct compensatory damages” as of the date of receivership or conservatorship. The FDIC has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).   The transfer of the applicable mortgage loans by Goldman Sachs Mortgage Company to the depositor will not qualify for the FDIC Safe Harbor.  However, the transfer by Goldman Sachs Mortgage Company is not a transfer by a bank, and in any event, even if the FDIC Safe Harbor were applicable to such transfer, the FDIC Safe Harbor is non-exclusive.  Notwithstanding the foregoing and that true sale opinions will be rendered on the Closing Date, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■
Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Controlling Class Representative, Companion Loan Holders and Mezzanine Lenders

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests.  In addition, the B-Piece Buyer received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of Citigroup Global Markets Realty Corp., one of the sponsors, and Citigroup Global Markets Inc., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans.  The offering of offered certificates will effectively transfer the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

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In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Other nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

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The offered certificates will represent ownership (directly or through a grantor trust) of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in the offered certificates.

—
State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local  and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.